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                                                                   EXHIBIT 10.52

FLEET NATIONAL BANK                                         AMENDED AND RESTATED
                                                                CREDIT AGREEMENT

         This Amended and Restated Credit Agreement, dated August 6, 1999 between Fleet National Bank, a national banking association organized and existing under the laws of the United States of America (the "Bank"), having an office at One Federal Street, Boston, Massachusetts 02109 and Foilmark, Inc., a Delaware corporation (the "Borrower" or "Foilmark") having its chief executive office at 5 Malcolm Hoyt Drive, Newburyport, Massachusetts.

         WHEREAS, Foilmark, Foilmark Manufacturing Corporation, a Delaware corporation ("FMC"), Kensol-Olsenmark, Inc., a Delaware corporation ("Kensol"), West Foils, Inc., a California corporation ("West") and Imtran Foilmark, Inc., a Delaware corporation ("Imtran"), and the Bank (as successor-in-interest to Shawmut Bank, N.A.), and also as agent (as assignee of The Chase Manhattan Bank, successor-in-interest to Chemical Bank), are parties to that certain Credit Agreement dated as of June 28, 1995, as amended by Amendment to Credit Agreement dated as of March 31, 1997, by Second Amendment to Credit Agreement dated as of June 30, 1997 and by Third Amendment dated as of January 13, 1998 (as amended, the "Credit Agreement"); and

         WHEREAS, Imtran and FMC merged into Kensol as of July 1, 1998, and concurrently with said merger, Kensol changed its name to Foilmark Manufacturing Corporation; and

         WHEREAS, West merged into Foilmark as of July 1, 1998; and

         WHEREAS, the Borrower, HoloPak Technologies, Inc., a Delaware corporation ("HoloPak"), Transfer Print Foils, Inc., a New Jersey corporation ("TPF") and the Bank are parties to that certain Credit Agreement dated May 6, 1999 (the "Bridge Loan Credit Agreement") pursuant to which the Bank established a term loan (the "Bridge Term Loan") in favor of the Borrower, HoloPak and TPF in the original principal amount of One Million Eighty Thousand Dollars ($1,080,000.00); and

         WHEREAS, the Bridge Term Loan matures on August 6, 1999; and

         WHEREAS, the Borrower wishes to use a portion of the proceeds of the Term Loan (as defined herein) to payoff the Bridge Term Loan; and

         WHEREAS, the Borrower and the Bank wish to amend and restate the Credit Agreement in its entirety and establish the Line of Credit (as hereafter defined), the Equipment Loan (as hereafter defined) and the Term Loan (as hereafter defined) for the direct benefit of the Borrower and its Subsidiaries; and

         WHEREAS, the Borrower will provide its Subsidiaries with a source of revenue and other direct and substantial benefits in connection with the Loans (as defined herein).

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Bank hereby agree that the Credit Agreement is hereby replaced in its entirety as follows:

                               W I T N E S S E T H

                             SECTION 1. DEFINITIONS

         Each reference to:

"ACCOUNTS," "GENERAL INTANGIBLES," "GOODS" and "INVENTORY" shall have the meaning assigned to each in the Uniform Commercial Code from time to time in effect in the Commonwealth of Massachusetts.


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

"AFFILIATE" means any person, corporation or other entity which directly or indirectly controls, or is controlled by, or is under common control with the Borrower, and shall be deemed to include, without limitation, any holder of 10% or more of any stock or other interest in the Borrower.

"AGREEMENT" means this Amended and Restated Loan Agreement.

"CONTROL" shall be deemed to exist if any person, entity or corporation, or combination thereof shall have possession, directly or indirectly, of the power to direct the management or policies of any other entity.

"DIVIDENDS" means, for the applicable period, the aggregate of all amounts paid or payable (without duplication) as dividends, distributions or owner withdrawals, and includes any purchase, redemption or other retirement of any shares or other ownership interest directly or indirectly through a Subsidiary or otherwise and includes return of capital to shareholders, partners or members.

"EQUIPMENT LOAN" means the maximum credit set forth in Section 3.1 of this Agreement.

"EQUIPMENT NOTE" means the note executed and delivered by the Borrower which evidences the line of credit feature under the Equipment Loan.

"EQUIPMENT NOTE 2000" shall have the meaning given such term in Section 3.1 of this Agreement.

"EQUIPMENT NOTE 2001" shall have the meaning given such term in Section 3.1 of this Agreement.

"EVENTS OF DEFAULT" shall have the meaning given such term in Section 10 of this Agreement.

"EXCHANGE ACT REPORTS" means those current reports on Form 8K, quarterly reports on Form 10Q and annual reports on Form 10K of the Borrower filed with the SEC pursuant to Section 12(d) of the Securities Exchange Act of 1934.

 "GAAP" means generally accepted accounting principles in the United States of America, as from time to time in effect; provided, however, that for purposes of compliance with Section 9 of this Agreement and the related definitions, GAAP means such principles as in effect on the date of the preparation and delivery of the financial statements described in Section 5.3 and consistently followed, without giving effect to any subsequent changes other than changes consented to in writing by the Bank.

"GUARANTOR" means HoloPak Technologies, Inc., Transfer Print Foils, Inc., Foilmark Manufacturing Corporation, Alubec Industries, 2945-5469 Quebec, Inc. and Foilmark Foreign Sales Corporation.

"INDEBTEDNESS" means all obligations that in accordance with generally accepted accounting principles ("GAAP") should be classified as liabilities upon a balance sheet or to which reference should be made by footnotes thereto.

"INTEREST" means, for the applicable period, all interest expense, including, but not limited to, interest on Indebtedness and on Capital Leases, as defined in Section 9, as set forth in the financial statements and Exchange Act Reports of the Borrower, determined in accordance with GAAP.

"LINE OF CREDIT" means the maximum credit set forth in Section 2.1 of this Agreement that the Bank may advance to the Borrower and the Borrower may borrow from the Bank.

"LINE OF CREDIT NOTE" means the amended and restated note executed and delivered by the Borrower which evidences the Line of Credit.

"LINE OF CREDIT TERMINATION DATE" shall have the meaning given in Section 2.1 of this Agreement.

"LOANS" means, collectively, the Equipment Loan, the Line of Credit and the Term Loan.


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"NOTES" means collectively the Equipment Note, Equipment Note 2000, Equipment
Note 2001, the Line of Credit Note and the Term Note.

"RELATED AGREEMENTS" means the various agreements and documents executed in connection with this Agreement and such other documents as requested by the Bank, delivered or caused to be delivered, by the Borrower to the Bank.

"SEC" means the United States Securities and Exchange Commission or any successor authority.

"SOLVENT" means (a) the fair value of the property of such person or entity exceeds its total liabilities (including contingent liabilities), (b) the present fair saleable value of the assets of such person or entity is not less than the amount that will be required to pay its probable liability on its debts as they become absolute and matured, (c) such person or entity does not intend to, and does not believe that it will, incur debts or liabilities beyond its ability to pay as such debts and liabilities mature, and (d) such person or entity is not engaged, and is not about to engage, in business or a transaction for which its property would constitute an unreasonably small capital.

"SUBORDINATED DEBT" means Indebtedness subordinated in writing in a manner approved by the Bank to the prior payment, in full, of the Notes and any other Indebtedness owed by such person to the Bank.

"SUBSIDIARY" means any corporation, person or entity, a majority of whose outstanding shares or other ownership interests having ordinary voting powers, shall at any time be owned or controlled by the Borrower or one or more of its subsidiaries.

"TERM LOAN" means the maximum credit set forth in Section 4.1 of this Agreement.

"TERM NOTE" means the note executed and delivered by the Borrower which evidences the Term Loan.

                          SECTION 2. THE LINE OF CREDIT

         2.1 THE LINE OF CREDIT. Pursuant to the terms of this Agreement and subject to the satisfaction of the conditions precedent referred to in Section 6 hereof, the Bank agrees to lend to the Borrower, and the Borrower may, in its sole discretion, borrow from the Bank, advances not to exceed in the aggregate at any time the maximum credit limit (the "Line of Credit") equal to the maximum principal amount of Ten Million Dollars ($10,000,000.00) as evidenced by the Line of Credit Note.

         If any advances are made to the Borrower during the period from the date hereof until December 31, 2002 (as such date may be extended in writing from time to time in the Bank's sole and absolute discretion, the "Line of Credit Termination Date"), unless an Event of Default or any event which would be an Event of Default but for the giving of any required notice and/or the expiration of any cure period (hereafter, a "Default") occurs, the Borrower may borrow, repay and reborrow, subject to the maximum credit limit set forth above; provided, however, that all outstanding principal plus accrued and unpaid interest shall be paid in full on the Line of Credit Termination Date. Within the limits of the Line of Credit, and only as permitted by Section 8.7 hereof, Foilmark may borrow up to One Million Five Hundred Thousand Dollars ($1,500,000.00) for the repurchase by Foilmark of the capital stock of Foilmark.

         2.2 ADVANCES. All advances shall be made in response to any Borrower's written request by a deposit to any of the Borrower's accounts with the Bank. Advances shall be repaid to the Bank as provided in the Line of Credit Note. All advances made by the Bank to the Borrower shall be evidenced by an appropriate notation on the books and records of the Bank as to the amount of the advance, each repayment on account of the principal thereof and the amount of interest paid; and the Borrower authorizes the Bank to maintain such records or make such notations and agrees that the amount shown on the books and records of the Bank as outstanding from time to time shall constitute the amount owing to the Bank pursuant to this Agreement, absent manifest error.


                                      -3-
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         2.3 INTEREST. The outstanding principal balance of all advances made by the Bank to the Borrower shall accrue interest at the per annum rate as provided in the Line of Credit Note. Such interest shall be payable as specified in the Line of Credit Note.

         2.4 PAYMENT OF PRINCIPAL AND INTEREST. The Bank is authorized (but not required) to charge principal and interest and all other amounts due hereunder, under any Related Agreement and under the Line of Credit Note to any account of the Borrower when and as it becomes due.

         2.5 FACILITY FEE. The Borrower agrees to pay to the Bank a facility fee with respect to the Line of Credit, which fee shall be payable on an annual basis, commencing on June 30, 1999, and on each anniversary date of the Line of Credit, and shall be in an amount equal to one quarter of one percent (.25%) per annum computed based on the maximum credit line as evidenced by the Line of Credit Note.


                          SECTION 3. THE EQUIPMENT LOAN

         3.1 EQUIPMENT LOAN. Pursuant to the terms of this Agreement and subject to the satisfaction of the conditions precedent referred to in Section 6 hereof, the Bank agrees to lend to the Borrower, and the Borrower may, in its sole discretion, borrow from the Bank, advances not to exceed in the aggregate at any time the maximum credit limit (the "Equipment Loan") equal to Four Million Dollars ($4,000,000.00). Advances under the Equipment Loan shall be made in an amount equal to up to one hundred percent (100%) of the purchase price of each such piece of equipment, as reflected on an invoice in form acceptable to the Bank. Advances under the Equipment Loan may be made to the Borrower during the period from the date hereof until June 30, 2000, unless an Event of Default or a Default occurs, subject to the maximum credit amount set forth in this Section
3.1. On June 30, 2000, the principal balance then outstanding under the Equipment Loan shall no longer be available to the Borrower for borrowing on a revolving basis. Such amount shall be repaid as provided in that certain promissory note in the form of Exhibit 3.1A attached hereto, and any amendments, modifications, replacements or substitutions thereof ("Equipment Note 2000"), which shall provide for, among other things, a seven (7) year straight-line amortization schedule. Such amount shall be repaid in accordance with the terms of Equipment Note 2000. Any unused portion of the Equipment Loan available on June 30, 2000 and not evidenced by Equipment Note 2000 shall be available to the Borrower for revolving advances under the Equipment Loan until June 30, 2001. On June 30, 2001, the line of credit feature of the Equipment Loan shall terminate, and the then outstanding principal balance of the Equipment Loan plus accrued and unpaid interest thereon shall be repaid in accordance with the terms of that certain promissory note in the form of Exhibit 3.1B attached hereto, and any amendments, modifications, replacements or substitutions thereof ("Equipment
Note 2001"), which shall provide for, among other things, a seven (7) year straight-line amortization schedule.

         3.2 ADVANCES. All advances shall be made in response to any Borrower's written request by a deposit to any of the Borrower's accounts with the Bank. Advances shall be repaid to the Bank as provided in the Equipment Note, Equipment Note 2000 and Equipment Note 2001, as appropriate. All advances made by the Bank to the Borrower shall be evidenced by an appropriate notation on the books and records of the Bank as to the amount of the advance, each repayment on account of the principal thereof and the amount of interest paid; and the Borrower authorizes the Bank to maintain such records or make such notations and agrees that the amount shown on the books and records of the Bank as outstanding from time to time shall constitute the amount owing to the Bank pursuant to this Agreement, absent manifest error.

         3.3 INTEREST. The outstanding principal balance of all advances made by the Bank to the Borrower shall accrue interest at the per annum rate as provided in the Equipment Note, Equipment Note 2000 and Equipment Note 2001, as appropriate. Such interest shall be payable as specified in the Equipment Note, Equipment Note 2000 and Equipment Note 2001, as appropriate.

         3.4 PAYMENT OF PRINCIPAL AND INTEREST. The Bank is authorized (but not required) to charge principal and interest and all other amounts due hereunder, under any Related Agreement and under the Equipment Note,


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Equipment Note 2000 and Equipment Note 2001, as appropriate to any account of the Borrower when and as it becomes due.

         3.5 FACILITY FEE. The Borrower agrees to pay the Bank a facility fee with respect to the Equipment Loan, which fee shall be payable on the date of the closing of the Equipment Loan, and shall be in an amount equal to one quarter of one percent (.25%) of the Equipment Loan.

                            SECTION 4. THE TERM LOAN

         4.1 TERM LOAN. Pursuant to the terms of this Agreement and subject to the satisfaction of the conditions precedent referred to in Section 6 hereof, the Bank agrees to lend to the Borrower the sum of Five Million Dollars ($5,000,000.00) (the "Term Loan"). All outstanding principal plus accrued and unpaid interest shall be paid in accordance with the terms of the Term Note.

         4.2. ADVANCES. The Term Loan shall be repaid to the Bank as provided in the Term Note. All advances made by the Bank to the Borrower shall be evidenced by an appropriate notation on the books and records of the Bank as to the amount of the advance, each repayment on account of the principal thereof and the amount of interest paid; and the Borrower authorizes the Bank to maintain such records or make such notations and agrees that the amount shown on the books and records of the Bank as outstanding from time to time shall constitute the amount owing to the Bank pursuant to this Agreement, absent manifest error.

         4.3. INTEREST. The outstanding principal balance of all advances made by the Bank to the Borrower shall accrue interest at the per annum rate as provided in the Term Note. Such interest shall be payable as specified in the Term Note

         4.4. PAYMENT OF PRINCIPAL AND INTEREST. The Bank is authorized (but not required) to charge principal and interest and all other amounts due hereunder, under any Related Agreement and under the Term Note to any account of the Borrower when and as it becomes due.

         4.5. FACILITY FEE. The Borrower agrees to pay to the Bank a facility fee with respect to the Term Loan, which fee shall be payable on the date of the closing of the Term Loan, and shall be in an amount equal to one quarter of one percent (.25%) of the Term Loan.

                    SECTION 5. REPRESENTATIONS AND WARRANTIES

         The Borrower hereby represents and warrants to the Bank (which representations and warranties will survive the delivery of the Notes and this Agreement and the making of any advances and shall be deemed to be continuing until the Notes are fully paid and this Agreement is terminated) that:

         5.1 EXISTENCE AND POWER. (a) The Borrower is and will continue to be, duly organized and validly existing and in good standing under the laws of its state of organization; (b) the Borrower is qualified and in good standing to do business in all other jurisdictions in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary; (c) the Borrower has the power to execute and deliver this Agreement, the Notes, the Related Agreements and to borrow hereunder; and
(d) the Borrower has all requisite permits, authorizations and licenses, without unusual restrictions or limitations, to own, operate and lease its properties and to conduct the business in which it is presently engaged, all of which are in full force and effect.

         5.2 AUTHORITY. The making and performance by the Borrower of this Agreement and the Related Agreements have been authorized by all necessary action. The execution and delivery of this Agreement, the Notes and the Related Agreements, the consummation of the transactions herein and therein contemplated, the fulfillment of or compliance with the terms and provisions hereof and thereof, (a) are within its powers, (b) will not violate any provision of law or of its organizational documents, or (c) will not result in the breach of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of the Borrower pursuant to any indenture or bank loan or credit agreement (other than those with the Bank) or other agreement or instrument to which the Borrower is a party. No approval, authorization, consent or other order of or registration or filing with any person, entity or governmental body is required in connection with the making and performance of this Agreement, the Notes or the Related Agreements.

         5.3 FINANCIAL CONDITION. The consolidated financial statements of Borrower and Guarantor heretofore delivered to the Bank, were prepared in conformity with GAAP and are correct and complete and fairly present the financial condition and the results of operations of the Borrower and Guarantors for the period(s) and as of the date(s) thereof. There are no material direct or contingent liabilities not disclosed in such statements, or not otherwise disclosed in writing to the Bank. Since the date of the latest consolidated financial statements delivered to the Bank, there has not occurred any event or circumstance that has resulted or is reasonably likely to result in any material adverse change in the assets, liabilities, financial condition, business or prospects of the Borrower and Guarantors, taken on a consolidated basis, since the date of such financial statements, and, except as disclosed to the Bank in writing, no Dividends have been declared or made to shareholders, nor have any shares or other ownership interest of Borrower of any class, been purchased or acquired in any manner, except in connection to the merger of Foilmark and HoloPak.

         5.4 STATUTORY COMPLIANCE. The Borrower is in substantial compliance with all federal, state, county and municipal laws, ordinances, rules or regulations applicable to it, its property or the conduct of its business, including, without limitation, those pertaining to or concerning the employment of labor, employee benefits, public health, safety and the environment.

         5.5 LITIGATION. Except as disclosed in Exchange Act Reports, no proceedings by or before any private, public or governmental body, agency or authority and no litigation is pending or threatened against the Borrower which if adversely decided would have a material adverse effect on the Borrower or the Borrower's business operations, on a consolidated basis.

         5.6 SUBSIDIARIES, AFFILIATES. Except as disclosed in Exchange Act Reports or as set forth on Schedule 5.6 hereof, the Borrower has no Subsidiaries, or to its knowledge any Affiliates, and the Borrower has not invested in the stock, common or preferred, or invested in any other ownership interest of any corporation or other entity.

         5.7 EVENTS OF DEFAULT. No Event of Default has occurred and no event has occurred or is continuing which, pursuant to the provisions of Section 10, with the lapse of time and/or the giving of a notice specified therein, would constitute such an Event of Default.

         5.8 USE OF PROCEEDS. The Borrower shall use the proceeds of the Line of Credit and the Term Loan to support working capital needs of the Borrower and under the Equipment Loan to purchase equipment used in the Borrower's business, and for general commercial purposes, provided that no part of such proceeds will be used, in whole or in part, for the purpose of (a) acquiring all or substantially all of the assets or stock of any person, entity or corporation or
(b) purchasing or carrying any "margin stock" as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System.

         5.9. VALIDITY. This Agreement, the Notes and all Related Agreements, upon the execution and delivery thereof, will be legal, valid, binding and enforceable obligations of the Borrower or the person executing the same, as the case may be, in accordance with the terms of each, subject to applicable bankruptcy laws, general equitable principles and principles of public policy.

         5.10 TITLE TO PROPERTY. The Borrower has good and marketable title to its properties and assets subject to no mortgage, pledge, lien, security interest, encumbrance or other charge not set forth in the financial statements delivered pursuant to Section 5.3 above or any Related Agreement.

         5.11 TAXES. The Borrower has filed all tax returns and reports required to be filed by it with all federal, state or local authorities and has paid in full or made adequate provision for the payment of all taxes, interest, penalties, assessments or deficiencies shown to be due or claimed to be due on or in respect of such tax returns and reports.

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         5.12 BUSINESS NAME AND LOCATIONS. Except as set forth in Schedule 5.12 attached hereto, the Borrower conducts its business solely in its own name without the use of a trade name or the intervention of or through any other entity of any kind. All books and records relating to Borrower's assets are located at the Borrower's chief executive offices as set forth above and its other places and locations, where its assets are located, as set forth in
Schedule 5.12 attached hereto.

         5.13 NOTICES OF ENVIRONMENTAL PROBLEMS. Except as disclosed in the Forms 10K of the Borrower, the Borrower has not given nor has it received, any notice that: (a) there has been a release, or there is a threat of release, of toxic substances or hazardous wastes from any real property owned or operated by the Borrower; (b) the Borrower may be or is liable for the costs of cleaning up or responding to a release of any toxic substances or hazardous wastes; or (c) any of such real property is subject to a lien for any liability arising from costs incurred in response to a release of toxic substances or hazardous wastes.

         5.14 YEAR 2000 RISK. Except as disclosed in the Forms 10K of the Borrower, the Borrower is reviewing the "Year 2000 Risk" (that is the risk that computer applications used by the Borrower and/or its suppliers and vendors may be unable to recognize and perform without error date-sensitive functions involving certain dates prior to and any date after December 31, 1999) and represents that it is taking such action as may be necessary to ensure that the Year 2000 Risk will not materially adversely affect its business operations and/or financial condition.

         5.15 YEAR 2000 COMPLIANCE. Except as disclosed in the Forms 10K of the Borrower, the Borrower will be Year 2000 Compliant by January 1, 2000. As used herein, "Year 2000 Compliant" shall mean with regard to the Borrower that all software, embedded microchips, and other processing capabilities utilized by, and material to the business operations or financial condition of, such entity are able to interpret and manipulate data on and involving all calendar dates correctly and without causing any abnormal ending scenario, including the relation to dates on and after January 1, 2000.

         5.16 SOLVENCY. The Borrower is, and will be after the transactions contemplated herein, Solvent.

                         SECTION 6. CONDITIONS PRECEDENT

         6.1 The initial advance under the Line of Credit and the Equipment Loan, and the making of the Term Loan, shall be subject to the following conditions precedent:

         (a) APPROVAL OF BANK COUNSEL. All legal matters incident to the transactions hereby contemplated shall be satisfactory to counsel for the Bank.

         (b) PROOF OF ACTION. The Bank shall have received such documents evidencing the Borrower's power to execute and deliver this Agreement, the Notes and the Related Agreements as the Bank or its counsel shall reasonably request.

         (c) THE NOTES, RELATED AGREEMENTS AND DOCUMENTS. The Borrower shall have delivered to the Bank the Notes, this Agreement and the Related Agreements and such other documents as the Bank may reasonably request.

         (d) OPINION OF COUNSEL. At the Bank's option, the Bank shall have received from counsel for the Borrower a written opinion, satisfactory in form and substance to the Bank and its counsel.

         6.2 Every advance under the Line of Credit and the Equipment Loan shall be subject to the following conditions precedent that:

         (a) NO EVENT OF DEFAULT. No Event of Default has occurred and no event has occurred or is continuing which, pursuant to the provisions of Section 10, with the lapse of time and/or the giving of a notice as specified therein, would constitute an Event of Default.

         (b) NO MATERIAL ADVERSE CHANGE. The Borrower shall deliver to the Bank a certificate executed by the Chief Financial Officer of the Borrower stating that there has not occurred any event or circumstance that has resulted or is reasonably likely to result in any material adverse change in the assets, liabilities, financial condition, business or prospects of the Borrower and Guarantors taken on a consolidated basis since the date of any financial statements delivered to the Bank before or after the date of this Agreement.

         (c) REPRESENTATIONS AND WARRANTIES. That the representations and warranties contained in Sections 5.1 through 5.15 are true and correct in all material respects, and that the Borrower shall have so certified to the Bank. Any request for an advance shall be deemed a certification by the Borrower as to the truth and accuracy of the representations and warranties contained in Sections 5.1 through 5.15 as of the date of such request.

                        SECTION 7. AFFIRMATIVE COVENANTS

         Unless the Bank consents in writing, the Borrower covenants and agrees that, until payment in full of the Notes and the complete performance of all obligations hereunder and under any Related Agreement, it shall:

         7.1 FINANCIAL STATEMENTS; NOTICE OF DEFAULT. Deliver to the Bank:

         (a) promptly upon the Bank's written request, such information (not otherwise required to be delivered by this Section 7.1) about the financial condition, business and operations of the Borrower, as the Bank may, from time to time, reasonably request.

         (b) INTERIM REPORTS: within forty-five (45) days after the close of all but the last quarter of each fiscal year of the Borrower, consolidated financial statements including a balance sheet of such person(s) as of the close of each period and consolidated statements of income and retained earnings for that portion of the year-to-date then ended, in the form of Form 10Q customarily filed with the SEC.

         (c) ANNUAL REPORT: within one hundred twenty (120) days after the close of each fiscal year of the Borrower, consolidated financial statements including a consolidated balance sheet as of the close of such year and consolidated statements of income and retained earnings and cash flows for the year then ended, accompanied by a report thereon, prepared in conformity with GAAP and containing an opinion prepared on an audited basis by the Borrower's independent certified public accountants.

         (d) MANAGEMENT AUDIT LETTER: simultaneously with the delivery of the financial statements required in (b) and (c) above, a management audit letter certifying that, as of the end of the applicable period, the Borrower is in full compliance with all affirmative, negative and financial covenants set forth in this Agreement applicable to such person(s) and certified by an officer of such person(s), as accurate, true and complete.

         All financial statements delivered to the Bank shall be consolidated, consolidating and/or individual statements, as the Bank shall require. Upon becoming aware of any Event of Default, or of any occurrence which but for the giving of notice or the passage of time would become an Event of Default, the Borrower and each Guarantor shall promptly deliver written notice thereof to the Bank.

         7.2 INSURANCE. (a) Keep, and shall cause each Guarantor to keep its properties insured against fire and other hazards (so called "All Risk" coverage) in amounts and with companies satisfactory to the Bank to the same extent and covering such risks as is customary in the same or a similar business, but in no event in an amount less than the full insurable value thereof, which policies shall name the Bank as loss payee as its interest may appear, (b) maintain public liability coverage against claims for personal injuries or death, (c) maintain all worker's compensation, employment or similar insurance as may be required by applicable law. Such All Risk property insurance coverage shall provide for a minimum of thirty (30) days' written cancellation notice to the Bank. It agrees to deliver copies of all of the aforesaid insurance policies to the Bank. In the event of any loss or damage to any material portion of its assets, including any collateral securing the Term Loan or any advance under the

Equipment Loan or the Line of Credit, it shall give immediate written notice to the Bank and to its insurers of such loss or damage and shall promptly file proofs of loss with said insurers.

         7.3 COMPLIANCE WITH LAWS; PAYMENT OF TAXES AND OTHER LIENS. Comply, and shall cause each Guarantor to comply with all federal, state, county and municipal laws, rules, ordinances and regulations applicable to it, its business or property, including without limitation, those pertaining to or concerning the employment of labor, employee benefits, public health, safety and the environment. It shall pay all taxes, assessments, governmental charges or levies, or claims for labor, supplies, rent and other obligations made against it or its property which, if unpaid, might become a lien or charge against it or its property, except liabilities being contested in good faith against which it shall maintain reserves in amount reasonably satisfactory to the Bank.

         7.4 EXECUTIVE OFFICES AND PLACES OF BUSINESS. Keep, and shall cause each Guarantor to keep its executive offices, principal places of business and locations of assets, at the locations set forth in this Agreement and it shall maintain its principal places of business, its executive offices and locations of assets, at said locations. It shall promptly give Bank written notice of any change in any of such addresses. All business records, including those pertaining to all accounts and contract rights, shall be kept at the said executive offices, unless prior written consent of Bank is obtained to a change of location.

         7.5 INSPECTION. Allow, and shall cause each Guarantor to allow the Bank by or through any of its officers, agents, attorneys, or accountants designated by it, for the purpose of ascertaining whether or not each and every provision hereof and of any Related Agreement, instrument or document is being performed and for the purpose of examining its assets and the records relating thereto, to enter its offices, and plants to examine or inspect any of the properties, books and records or extracts therefrom and to make copies thereof and to discuss the affairs, finances and accounts thereof with it and its accountants, all at such reasonable times and as often as the Bank may reasonably request.

         7.6 LITIGATION. Promptly advise the Bank of the commencement of or threat of litigation against it or any Guarantor, including arbitration proceedings and any proceedings before any governmental agency, which might have a material adverse effect upon its assets, liabilities, financial condition or business taken on a consolidated basis, or where the amount involved is $50,000 or more.

         7.7 NOTICES OF ENVIRONMENTAL AND LABOR ACTIONS AND CLAIMS. Immediately notify the Bank in writing of (a) any enforcement, clean-up, removal or other action instituted or threatened by any federal, state, county or municipal authority or agency against it or any Guarantor pursuant to any public health, safety or environmental laws, rules, ordinances and regulations, (b) any and all claims made or threatened by any third party against Borrower or any Guarantor or any real property owned or operated by either relating to the existence of, or damage, loss or injury from any toxic substances or hazardous wastes or any other conditions constituting actual or potential violations of such laws, rules, ordinances or regulations, and (c) any enforcement or compliance action, instituted or threatened or claim made or threatened by any federal or state authority against it or any Guarantor relating to the employment of labor or employee benefits.

         7.8 CONDUCT OF BUSINESS/MAINTENANCE OF EXISTENCE. Continue to conduct its business as presently conducted, in the same, similar, complementary or synergistic manner, maintain its existence and maintain its properties in good repair, working order and operating condition. It shall immediately notify the Bank of any event causing material loss or unusual depreciation in the value of its business assets and the amount of same.

         7.9 PERFORMANCE. Comply with all terms and conditions of this Agreement, the Related Agreements and the Notes.

         7.10 DEPOSITS. Maintain the Bank as its principal bank of deposit and account.

                          SECTION 8. NEGATIVE COVENANTS

         Unless the Bank consents in writing, the Borrower covenants and agrees that, until payment is made in full of the Notes and the complete performance of all obligations hereunder and under any Related Agreement, it shall not, and shall not allow any Guarantor to:

         8.1 ENCUMBRANCES AND AGREEMENTS NOT TO PLEDGE. (a) Incur or permit to exist any lien, mortgage, security interest, pledge, charge or other encumbrance against any of its property or assets, whether now owned or hereafter acquired (including, without limitation, any lien or encumbrance relating to any response, removal or clean-up of any toxic substances or hazardous wastes), except: (i) liens required or permitted by this Agreement; (ii) pledges or deposits in connection with or to secure worker's compensation and unemployment insurance; (iii) tax liens which are being contested in good faith and in compliance with Section 7.3 hereof; (iv) liens, mortgages, security interests, pledges, charges or other encumbrances in favor of the Bank or specifically permitted, in writing, by the Bank; (v) liens arising under operation of law which in the aggregate do not exceed Fifty Thousand Dollars ($50,000.00) on a consolidated basis; and (vi) liens permitted by the Bank in favor of any participant; (b) Enter into or permit to exist any agreement, arrangement or understanding, either oral or in writing, with any person or entity other than the Bank which restricts or prohibits the Borrower from incurring or permitting to exist any lien, mortgage, security interest, pledge, charge or other encumbrance on all or any portion of the Borrower's property or assets whether now owned or hereafter acquired; (c) Enter into or permit to exist any agreement, arrangement or understanding, either oral or in writing, with any person or entity other than the Bank pursuant to which the Borrower would incur or permit to exist any lien, mortgage, security interest, pledge, charge or other encumbrance on all or any portion of the Borrower's property or assets whether now owned or hereafter acquired.

         8.2 LIMITATION ON INDEBTEDNESS. Create or incur any Indebtedness for borrowed money, become liable, either actually or contingently, in respect of letters of credit or banker's acceptances or issue or sell any of its obligations, excluding, however, from the operation of this covenant: (a) the Line of Credit, the Equipment Loan and Term Loan hereunder and all other Indebtedness to the Bank; (b) Subordinated Debt; and (c) purchase money loans or other such Indebtedness not in excess of Fifty Thousand Dollars ($50,000.00) in the aggregate on a consolidated basis unless expressly permitted by the Bank in writing.

         8.3 DISPOSITION OF ASSETS. Sell, lease, pledge, transfer or otherwise dispose of all or any of its assets (other than the disposition of inventory in the ordinary course of its business as presently conducted or replacement of obsolete equipment), whether now owned or hereafter acquired in excess of Fifty Thousand Dollars ($50,000.00) in the aggregate on a consolidated basis except for liens or encumbrances required or permitted hereby or by any Related Agreement.

         8.4 CONTINGENT LIABILITIES. Assume, guarantee, endorse or otherwise become liable upon the obligations of any entity or corporation not a Subsidiary in excess of Fifty Thousand Dollars ($50,000.00) in the aggregate on a consolidated basis in the ordinary course of business, except by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

         8.5 CONSOLIDATION, MERGER OR CONVERSION. Merge, consolidate or convert with or into any other corporation or entity, except that a Subsidiary of Foilmark may be merged into Foilmark, each other or any other Subsidiary of Foilmark on not less than ten (10) business days prior written notice to the Bank; and, for the purposes of this Section 8.5, the acquisition of all or substantially all of the assets, together with the assumption of all or substantially all of the obligations and liabilities, of any corporation or entity shall be deemed to be a consolidation with such corporation or entity.

         8.6 LOANS, ADVANCES, INVESTMENTS. Purchase or otherwise acquire any shares, ownership interest or obligations of, or make loans or advances to, or investments in, any individual, entity or corporation other than any Subsidiary of Foilmark, investments in direct obligations of the United States of America or certificates of deposit (or similar investments) issued by the Bank or loans or advances made in the ordinary course of business not in excess of Fifty Thousand Dollars ($50,000.00) in the aggregate on a consolidated basis so long as such loan or advance is unsecured.

         8.7 [Intentionally Deleted.]

         8.8 DIVIDENDS. Declare, pay, authorize or make any Dividend, except that (a) the Borrower may pay Dividends payable solely in capital stock of the Borrower, and (b) the Borrower may pay Dividends so long as there shall not have then occurred and be continuing any Event of Default and so long as such payment does not result in a violation of the Financial Covenants set forth in Section 9.

         8.9 TRANSACTIONS WITH SUBSIDIARIES AND AFFILIATES. Enter into, or be a party to, any transaction with any Subsidiary or Affiliate (including, without limitation, transactions involving the purchase, sale or exchange of property, the rendering of services or the sale of stock) except in the ordinary course of business pursuant to a valid resolution by the Board of Directors of the Borrower in the exercise of their reasonable business judgment.

         8.10 CHANGE OF NAME OR LOCATION. Change its name or conduct its business under any trade name or style other than as hereinabove set forth or change its executive offices, places of business or the present locations of its assets or records relating thereto from those address(es) hereinabove set forth, without the prior written consent of the Bank, which shall not be unreasonably withheld.

         8.11 SUBSIDIARIES, AFFILIATES. Acquire, form or dispose of any Subsidiary or Affiliate (other than Affiliates who become such by virtue of their ownership of stock or other interest in the Borrower) or acquire all or substantially all or any material portion of the shares or other ownership interest or assets of any other entity or corporation, without the prior written consent of the Bank, which shall not be unreasonably withheld.

         8.12 STRUCTURE, TAX CLASSIFICATION. Make or consent to a change in its capital structure (not including, however (i) issuance of shares of capital stock authorized but unissued as of the date hereof, or (ii) the issuance of Indebtedness otherwise permitted under Section 8.2 hereof), or convert into any other type of entity.

         8.13 ACCOUNTING METHODS. Make or consent to a change in the Borrower's method of accounting except as may be required by GAAP or the SEC.

         8.14 USE OF PROPERTY. Other than in compliance with applicable law and consistent with Borrower's current business practices, allow any business or activity to be conducted on real property owned or occupied by it that uses, manufactures, treats, stores or disposes of any toxic substances or hazardous wastes which are prohibited or regulated under any public health, safety or environmental law, rule, ordinance or regulation or contrary to the provisions of any insurance policy.

                         SECTION 9. FINANCIAL COVENANTS

         Unless the Bank consents in writing, the Borrower and each Guarantor covenant and agree that until payment in full of the Notes and the complete performance of all obligations hereunder and under any Related Agreement:

         9.1 DEFINITIONS. Unless otherwise defined or specified herein, all accounting terms shall be construed and all accounting determinations shall be made in accordance with GAAP.

"CAPITAL ASSETS" means assets that in accordance with GAAP are required or permitted to be depreciated or amortized on a balance sheet.

"CAPITAL EXPENDITURES" ("CAPEX") means, for any period, the aggregate amount of all expenditures for the acquisition, construction, improvement, replacement or purchase of Capital Assets and Intangible Assets, including, but not limited to, expenditures under Capital Leases.

"CAPITAL LEASES" means capital leases, conditional sales contracts and other title retention agreements relating to the purchase or acquisition of Capital Assets.

"CASH TAXES" means actual taxes paid during the applicable period.

"CURRENT MATURITY OF LONG-TERM DEBT" ("CMLTD") means the current maturity of long-term Indebtedness paid during the applicable period, including, but not limited to, amounts paid during such period under Capital Leases.

"CURRENT RATIO" means the ratio of Total Current Assets to the sum of (i) Total Current Liabilities plus (ii) the aggregate outstanding principal amount of the Line of Credit.

"DEBT SERVICE AND UNFINANCED CAPITAL EXPENDITURES COVERAGE RATIO" means, during the applicable period, that quotient equal to (A) the aggregate of (i) EBITDA, minus (ii) Unfinanced Capital Expenditures, minus (iii) Dividends minus (iv) Cash Taxes; divided by (B) the sum of (i) Interest and (ii) Current Maturity of Long-Term Debt; that is,

               EBITDA - Unfinanced Capex - Dividends - Cash Taxes
               --------------------------------------------------
                                Interest + CMLTD

"EARNINGS BEFORE INTEREST AND TAXES" ("EBIT") means, for the applicable period, income from continuing operations before the payment of Interest and taxes determined in accordance with GAAP.

"EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION" ("EBITDA") means, for the applicable period, income from continuing operations before the payment of Interest and taxes plus depreciation and amortization determined in accordance with GAAP.

"FUNDED DEBT" means Indebtedness which is not Subordinated Debt and which is senior to all other Indebtedness.

"INTANGIBLE ASSETS" means assets that in accordance with GAAP are properly classifiable as intangible assets, including, but not limited to, goodwill, franchises, licenses, patents, trademarks, trade names and copyrights, and "soft assets" such as assets due from officers, employees, stockholders, affiliates and related parties.

"NET INCOME (NET LOSS)" means the net income (or net loss, expressed as a negative number) for any period, after all taxes actually paid or accrued and all expenses and other charges determined in accordance with GAAP.

"TANGIBLE CAPITAL BASE" means the sum of Tangible Net Worth plus Subordinated Debt.

"TANGIBLE NET WORTH" means Total Assets minus the sum of (i) Intangible Assets and (ii) Total Liabilities.

"TOTAL ASSETS" means total assets determined in accordance with GAAP.

"TOTAL CURRENT ASSETS" means total current assets determined in accordance with GAAP.

"TOTAL CURRENT LIABILITIES" means total current Indebtedness determined in accordance with GAAP.

"TOTAL LIABILITIES" means total Indebtedness determined in accordance with GAAP.

"TOTAL LIABILITIES TO TANGIBLE NET WORTH RATIO (SUBORDINATED DEBT)" means, during the applicable period, that quotient equal to Total Liabilities minus Subordinated Debt, divided by Tangible Net Worth plus Subordinated Debt, that is,

                      Total Liabilities - Subordinated Debt
                      -------------------------------------
                     Tangible Net Worth + Subordinated Debt

UNFINANCED CAPITAL EXPENDITURES ("Unfinanced CAPEX") means Capital Expenditures minus new long term Indebtedness issued during the applicable period plus the aggregate amount of all long term Indebtedness prepaid during such period.

         9.2 CALCULATION OF FINANCIAL COVENANTS. The calculation of the financial covenants set forth in this Section 9 shall be measured against the consolidated financial statements required to be delivered to the Bank pursuant to Section 9.1 of this Agreement on a consolidated basis.

         All financial covenants set forth below are to be tested quarterly at the end of each fiscal quarter.

         9.3 CURRENT RATIO. The Borrower shall not permit its Current Ratio, to be less than 1.5 to 1.0.

         9.4 TANGIBLE CAPITAL BASE. The Borrower shall not permit its Tangible Capital Base to be less than (a) $13,000,000 at June 30, 1999 (the "Initial Threshold Amount"); (b) $13,250,000 at September 30, 1999; (c) $13,500,000 at
December 31, 1999; (d) $13,750,000 at March 31, 2000; (e) $14,000,000 at June
30, 2000; and (f) $250,000 plus the amount of the immediately preceding Threshold Amount at the end of each subsequent fiscal quarter thereafter.

         9.5 TOTAL LIABILITIES TO TANGIBLE NET WORTH RATIO (SUBORDINATED DEBT). The Borrower shall not permit its Total Liabilities to Tangible Net Worth Ratio (Subordinated Debt), to exceed 1.5 to 1.0 for the fiscal quarter ending June 30, 1999, and each quarter thereafter.

         9.6 DEBT SERVICE AND UNFINANCED CAPITAL EXPENDITURES COVERAGE RATIO. The Borrower shall not permit its Debt Service and Unfinanced Capital Expenditures Coverage Ratio, on a consolidated basis, to be less than 1.25:1.0, tested quarterly on a rolling four (4) quarter basis commencing September 30, 1999. For purposes of this covenant, EBITDA for the quarter ended September 30, 1999 shall exclude all one-time charges incurred in connection with the merger of Foilmark and HoloPak.

         9.7 FUNDED DEBT. The Borrower shall not permit the ratio of Funded Debt to EBIDTA to exceed 3.5 to 1.0 at any time. This covenant shall be tested quarterly on a rolling four (4) quarter basis commencing September 30, 1999. For purposes of this covenant, EBIDTA for the quarter ended September 30, 1999 shall exclude all one-time charges incurred in connection with the merger of the Borrower and HoloPak.

                     SECTION 10. EVENTS OF DEFAULT; REMEDIES

         If any one or more of the following "Events of Default" shall occur:

         10.1 (a) Failure to make due payment of the principal of the Notes, or in the payment of interest on the Notes or in the payment of any other Indebtedness or liability owing by any Borrower or any Guarantor to the Bank, now existing or hereinafter incurred, whether direct or contingent, or (b) any Related Agreement ceases to be in full force and effect or any party to any Related Agreement notifies the Bank that such party has no continuing obligation to pay or perform in accordance with the terms of the applicable Related Agreement; or

         10.2 Failure by the Borrower or any Guarantor to observe or perform any covenant contained in Sections 7, 8 or 9 hereof, or failure by the Borrower or any Guarantor or any other party executing a Related Agreement to perform any act, duty, obligation or other agreement contained in this Agreement, the Notes, any Related Agreement or any other document, instrument or agreement and not otherwise constituting an Event of Default hereunder, which failure to observe or perform continues unremedied for fifteen (15) days; or

         10.3 Any representation or warranty made by the Borrower or any Guarantor herein, in any Related Agreement, or any other document, instrument or agreement or any statement, certificate or other data furnished by the Borrower or any Guarantor in connection herewith or with any Related Agreement, proves at any time to be incorrect in any material respect; or

         10.4 A judgment or judgments for the payment of money in excess of One Hundred Thousand Dollars ($100,000.00) shall be rendered against the Borrower or any Guarantor, and any such judgment shall remain unsatisfied and in effect for any period of thirty (30) consecutive days without a stay of execution; or

         10.5 Any levy, seizure, attachment, garnishment, execution in excess of One Hundred Thousand Dollars ($100,000.00) or similar process shall be issued or levied on any of the Borrower's or any Guarantor's property, and such levy, seizure, attachment, garnishment, execution, or similar process shall not be dismissed, released or bonded to the satisfaction of the Bank within thirty (30) days of its effective date; or

         10.6 The Borrower or any Guarantor shall (a) apply for or consent to the appointment of a receiver, conservator, trustee or liquidator of all or a substantial part of any of its assets; (b) be unable, or admit in writing its inability, to pay its debts as they mature; (c) file or permit the filing of any petition, case, arrangement, reorganization, or the like under any insolvency or bankruptcy law, or the adjudication of it as a bankrupt, or the making of an assignment for the benefit of creditors or the consenting to any form of arrangement for the satisfaction, settlement or delay of debt or the appointment of a receiver for all or any part of its properties; or (d) take any action for the purpose of effecting any of the foregoing; or

         10.7 An order, judgment or decree shall be entered, or a case shall be commenced, against the Borrower or any Guarantor without the application, approval or consent of the Borrower or any Guarantor by or in any court of competent jurisdiction, approving a petition or permitting the commencement of a case seeking reorganization or liquidation of the Borrower or any Guarantor or appointing a receiver, trustee, conservator or liquidator of the Borrower or any Guarantor or of all or a substantial part of its assets and Borrower or any Guarantor by any act, indicates its approval thereof, consent thereto, or acquiescence therein, or such order, judgment, decree or case shall continue unstayed and in effect for any period of sixty (60) consecutive days; or

         10.8 The Borrower or any Guarantor shall dissolve or liquidate, or be dissolved or liquidated, or cease to legally exist, or, merge, consolidate or convert, or be merged, consolidated or converted with or into any other corporation or entity except as specifically permitted by Section 8.5 hereof; or

         10.9 The suspension of business for cause, other than strike, casualty or other cause beyond the Borrower's control and in the event of such suspension for cause beyond the Borrower's control, failure to resume operations as soon as possible; or

         10.10 Failure by the Borrower or any Guarantor to pay any other Indebtedness for borrowed money, whether contingent or otherwise, which failure continues beyond any applicable grace or cure periods, or if any such other Indebtedness for borrowed money shall be accelerated, or if there exists any event of default under any instrument, document or agreement governing, evidencing or securing such other Indebtedness:

then, and in such event (other than an event described in Sections 10.6 or 10.7 above), the Bank may declare the then outstanding principal balance and all interest accrued on the Notes and all applicable late charges and surcharges and all other liabilities and obligations of the Borrower to the Bank to be forthwith due and payable, whereupon the same shall become forthwith due and payable, and the availability of the Line of Credit and the Equipment Loan shall be deemed to be automatically terminated, all of the foregoing without presentment or demand for payment, notice of non-payment, protest or any other notice or demand of any kind, all of which are expressly waived by the Borrower. Notwithstanding the foregoing, upon the occurrence of an event described in
Section 10.6 or Section 10.7 above, (i) the availability of the Line of Credit and the Equipment Loan shall automatically terminate and (ii) the outstanding principal balance and all interest accrued on the Notes and all applicable late charges and surcharges and all other liabilities and obligations of the Borrower to the Bank shall become automatically due and payable without presentment or demand for payment, notice of non-payment, protest or any other notice or demand of any kind, all of which are expressly waived by the Borrower.

                            SECTION 11. MISCELLANEOUS

         11.1 WAIVERS.

         (a) The Borrower hereby waives presentment, demand, notice, protest, notice of acceptance of this Agreement, notices of advances made, credit extended, collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to this Agreement, the Related

Agreements, the Notes and any collateral now or hereafter securing the Notes, the Borrower assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of any collateral now or hereafter securing the Notes, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payments thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Bank may deem advisable. The Bank shall have no duty as to the collection or protection of any collateral now or hereafter securing the Notes or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof. The Bank may exercise its rights with respect to any collateral without resorting or regard to other collateral now or hereafter securing the Notes or sources of reimbursement for liability. The Bank shall not be deemed to have waived any of its rights upon or under any document or agreement relating to the liabilities of the Borrower, any Guarantor or any collateral now or hereafter securing any such liabilities unless such waiver be in writing and signed by the Bank. No delay or omission on the part of the Bank in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of the Bank with respect to this Agreement, the Related Agreements, the Notes or any collateral now or hereafter securing the Notes, whether evidenced hereby or by any other instrument or document, shall be cumulative and may be exercised singularly or concurrently.

         (b) THE BANK AND THE BORROWER, MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVE ALL THE RIGHT TO A TRIAL BY JURY IN ANY PROCEEDING HEREAFTER INSTITUTED BY OR AGAINST THE BANK OR THE BORROWER IN RESPECT OF ANY CLAIM ARISING OUT OF, UNDER, OR IN CONNECTION WITH THE NOTES, THIS AGREEMENT, OR ANY DOCUMENT, INSTRUMENT OR AGREEMENT EVIDENCING, GOVERNING OR SECURING THE NOTES (THE "LOAN DOCUMENTS"), OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO ACCEPT THE NOTES AND ENTER INTO THE LOAN TRANSACTION EVIDENCED BY THE NOTES AND THIS AGREEMENT.

         (c) THE BORROWER ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS AGREEMENT IS A PART IS A COMMERCIAL TRANSACTION.

         11.2 NOTICES. All notices, requests or demands to or upon a party to this Agreement shall be given or made by the other party hereto in writing, in person, overnight courier or by depositing in the mail postage prepaid, return receipt requested addressed to the addressee at the address set forth above or to such other addresses as such addressee may have designated in writing to the other party hereto.

         11.3 EXPENSES; ADDITIONAL DOCUMENTS. The Borrower shall pay all taxes levied or assessed upon the principal sum of the advances against the Bank and all reasonable expenses arising out of the preparation, amendment, waiver, modification, protection, collection and/or other enforcement of this Agreement, the Related Agreements, the Notes, or of any collateral or security interest now or hereafter granted to secure the Notes or mortgage, security interest or lien granted under any Related Agreement and the Notes (including, without limitation, reasonable counsels' fees and allocated reasonable costs of internal counsel). The Borrower will permit and will cause each Guarantor to permit the Bank or its agents to enter its property and appraise assets now or hereafter constituting collateral at reasonable times from time to time and each shall reimburse the Bank upon demand for the reasonable costs thereof. The Borrower shall, and will cause each Guarantor to, from time to time, at its expense, execute and deliver to the Bank all such other and further instruments and documents and take or cause to be taken all such other and future action as the Bank shall reasonably request in order to effect and confirm or vest more securely all rights contemplated by this Agreement or any Related Agreement.

         11.4 PLEDGE TO THE FEDERAL RESERVE. The Bank may at any time pledge all or any portion of its rights under the Loan Documents including any portion of the Notes to any of the twelve (12) Federal Reserve Banks organized under
Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or enforcement thereof shall release the Bank from its obligations under any of the Loan Documents.

         11.5 REPLACEMENT OF DOCUMENTS. Upon receipt of an affidavit of an officer of the Bank as to the loss, theft, destruction or mutilation of the Notes or any Related Agreement which is not of public record and an agreement by the Bank to indemnify the Borrower with respect to the issuance of a replacement instrument, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Notes or other Related Agreement, the Borrower will issue, in lieu thereof, a replacement note or other agreement in the same principal amount thereof and otherwise of like tenor.

         11.6 INDEMNIFICATION. The Borrower agrees and will cause each Guarantor to defend, indemnify and hold harmless the Bank and any participants, successors or assigns of the Bank and the officers, directors, employees and agents of each of them from and against any and all losses, claims, liabilities, asserted liabilities, costs and expenses, including, without limitation, costs of litigation and attorneys' fees (both the allocated costs of internal counsel and outside counsel), incurred in connection with any and all claims or proceedings for bodily injury, property damage, abatement or remediation, environmental damage or impairment or any other injury or damage (including all foreseeable and unforeseeable consequential damage) or any diminution in value of any real property resulting from or relating, directly or indirectly, to (a) any release, spilling, leaking, migrating, discharging, escaping, leaching, dumping or disposing (a "Release") into the environment of any toxic substances or hazardous wastes (actual or threatened), a threatened Release, the existence or removal of any toxic substances or hazardous wastes on, into, from, through or under any real property owned or operated by the Borrower or any Guarantor (whether or not such Release was caused by Borrower, any Guarantor, a tenant, subtenant, prior owner or tenant or any other person and whether or not the alleged liability is attributable to the handling, storage, generation, transportation or disposal of toxic substances or hazardous wastes or the mere presence of such toxic substances or hazardous wastes) or (b) the breach or alleged breach by Borrower and each Guarantor of any federal, state or local law or regulation concerning public health, safety or the environment with respect to any real property owned or operated by the Borrower or any Guarantor and/or any business conducted thereon.

         11.7 STAMP TAX. The Borrower will pay any stamp or other tax which becomes payable in respect of the Notes, this Agreement or the Related Agreements.

         11.8 RELEASE OF COLLATERAL. If at any time while the Notes remain outstanding, so long as there then exists no Event of Default or Default, the Debt Service and Unfinanced Capital Expenditures Coverage Ratio, as set forth in
Section 9.6 hereof, shall exceed 1.75:1.0 for four (4) consecutive quarters, the Bank agrees to release its lien on the assets of HoloPak other than its equipment, which is and shall remain pledged to the Bank.

         11.9 GOVERNING LAW. This Agreement, the Related Agreements and the rights and obligations of the parties hereunder and thereunder shall be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts (the "Governing State") and any security interest granted by the Borrower to the Bank shall be governed and construed in accordance with the laws of the jurisdiction where such pledged collateral is located. The Borrower agrees that the execution of this Agreement and Related Agreements and the performance of the Borrower's obligations hereunder and thereunder shall be deemed to have a situs in the Governing State and the Borrower shall be subject to the personal jurisdiction of the courts of the Governing State with respect to any action the Bank or its successors or assigns may commence hereunder or thereunder. Accordingly, the Borrower hereby specifically and irrevocably consents to the jurisdiction of the courts of the Governing State with respect to all matters concerning this Agreement, the Related Agreements, the Notes or the enforcement of any of the foregoing.

         11.10 SURVIVAL OF REPRESENTATIONS. All representations, warranties, covenants and agreements herein contained or made in writing in connection with this Agreement shall survive the execution and delivery of the Notes, shall continue in full force and effect until all amounts payable on account of the Notes, the Related Agreements and this Agreement shall have been paid in full and this Agreement has been terminated.

         11.11 SEVERABILITY. If any provision of this Agreement shall to any extent be held invalid or unenforceable, then only such provision shall be deemed ineffective and the remainder of this Agreement shall not be affected.

         11.12 INTEGRATION; MODIFICATIONS. This Agreement is intended by the parties as the final, complete and exclusive statement of the transactions evidenced by this Agreement. In the event of any inconsistency between the provisions of this Agreement and any Related Agreement, the provisions of this Agreement shall control. No modification or amendment hereof shall be effective unless the same shall be in writing and signed by the parties hereto.

         11.13 ASSIGNMENTS. The Borrower may not assign any of its obligations hereunder or under any Related Agreement to any person without the prior written consent of the Bank. The Bank may, without notice to or consent of the Borrower or any Guarantor, sell, assign, grant a participation in or otherwise dispose of all or any portion of the Notes, this Agreement and the Related Agreements. In connection therewith, the Bank may disclose to a prospective purchaser, assignee, participant or transferee, any information possessed by the Bank relating to the loan evidenced by the Notes, the Borrower, any Guarantor and the collateral securing the loan. In the event of



             (The remainder of this page intentionally left blank.)

any sale, assignment or grant of any such participation by the Bank to a participant, the Bank's obligation under this Agreement shall remain unchanged, the Bank shall remain solely responsible for the performance thereof, and the Borrower shall continue to deal solely and directly with the Bank in connection with the Bank's rights and obligations under this Agreement. The Bank shall notify the Borrower of the identity of any such participant, provided, however, that the failure to provide such notice will not affect the validity of such participation. The Borrower agrees that if amounts outstanding under this Agreement, the Notes, or the Related Agreements, are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each participant shall be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement, the Notes, or the Related Agreements, to the same extent as if the amount of its participating interested were owing directly to it as a lender under this Agreement.

         11.14 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the Borrower, the Bank, any permitted purchaser, assignee, participant or transferee, and their respective successors and assigns.

         11.15 TERMINATION OF THIS AGREEMENT. This Agreement shall terminate upon the written agreement of the parties hereto to the termination of any obligation to the Bank to make advances under the Line of Credit or the Equipment Loan and full and final payment of all amounts due hereunder, under the Related Agreements and under the Notes.

         11.16 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Credit Agreement to be duly executed as a sealed instrument as of the day and year first above written.


WITNESS:                                  BORROWER:

                                          FOILMARK, INC.


 /s/ Jane E. Cohen                        By:  /s/ Philip Leibel
--------------------------------               --------------------------------
                                               Name: Philip Leibel
                                                     --------------------------
                                               Title: Vice President-Finance &
                                                      --------------------------
                                                      Chief Financial Officer



                                          BANK:

                                          FLEET NATIONAL BANK


                                          By: /s/ James M. Clark
                                              --------------------------------
                                              Name: James M. Clark
                                              Title: Vice President

FLEET NATIONAL BANK                                         AMENDED AND RESTATED
                                                              COMMERCIAL LINE OF
                                                          CREDIT PROMISSORY NOTE


$10,000,000.00                                         Date: August 6, 1999

For value received, Foilmark, Inc., a Delaware corporation, with an address at 5 Malcolm Hoyt Drive, Newburyport, Massachusetts (the "Borrower") hereby promises to pay to the order of FLEET NATIONAL BANK, a national banking association organized and existing under the United States of America (the "Bank"), at the office of the Bank located at One Federal Street, Boston, Massachusetts, or at such other address as the holder hereof may designate, the principal sum of TEN MILLION DOLLARS ($10,000,000.00), or the aggregate unpaid principal amount of all advances made by the Bank to the Borrower pursuant to the terms of the Agreement (as defined below), whichever is less, in lawful money of the United States of America in immediately available funds. If any advances are made during the period from the date hereof until December 31, 2002 (as such date may be extended, in writing from time to time, in the Bank's sole and absolute discretion, the "Termination Date"), unless an Event of Default (as defined in the Agreement) occurs, the Borrower may borrow, repay and reborrow; provided, however, that all outstanding principal plus accrued and unpaid interest shall be paid in full on the Termination Date.

         The outstanding principal of all advances shall accrue interest, at the Borrower's option, from time to time, at either (a) a variable per annum rate of interest equal to the Prime Rate, as defined below (the "Prime Rate Loan"); or
(b) a rate equal to the London Interbank Offered Rate (LIBOR), as defined below, plus the percentage corresponding thereto below per annum fixed against the prevailing LIBOR for the Interest Period as selected by the Borrower of one month, two months or three months; provided, however, that for any such advance to qualify for the LIBOR Rate of interest, as elected by the Borrower, such advance must be in the minimum amount of One Hundred Thousand Dollars ($100,000.00) (the "LIBOR Loan").

                  The interest rate hereunder shall be calculated based upon the Borrower's performance of the ratio of Funded Debt to EBITDA, each as defined in the Amended and Restated Credit Agreement dated of even date between the Borrower and the Bank, as amended from time to time (the "Agreement") as follows:


------------------------------ ------------------- ------------------
        TOTAL FUNDED               PRIME PLUS          LIBOR PLUS
        DEBT/ EBIDTA
------------------------------ ------------------- ------------------
  greater than or equal to             0%                 2.0%
           3.0:1.0
------------------------------ ------------------- ------------------
  greater than or equal to             0%                1.75%
2.5:1.0 but less than 3.0:1.0
------------------------------ ------------------- ------------------
  greater than or equal to             0%                 1.5%
2.0:1.0 but less than 2.5:1.0
------------------------------ ------------------- ------------------
      less than 2.0:1.0                0%                1.25%
------------------------------ ------------------- ------------------



         For any principal amount due under the Note, from time to time, with respect to which the LIBOR Rate has not been designated in accordance with the provisions of this paragraph, interest shall accrue at the Prime Rate.

         For the purposes of this Note, the following terms shall have the following meaning:

"BUSINESS DAY" shall mean any day other than a Saturday, Sunday, or other day on which commercial banks in the Commonwealth of Massachusetts are authorized or required to close under the laws of the Commonwealth of Massachusetts and, if the applicable day relates to a LIBOR Loan or an Interest Period for a LIBOR Loan, the day on which dealings in dollar deposits are also carried on in the London interbank market and banks are open for business in London.

LONDON INTERBANK OFFERED RATE ("LIBOR") shall mean, as applicable to any LIBOR Loan, the rate per annum (rounded upward, if necessary, to the nearest 1/32 of one percent) as determined on the basis of the offered rates for deposits in U.S. dollars, for a period of time comparable to such LIBOR Loan which appears on the Telerate page 3750 as of 11:00 a.m. London time on the day that is two
(2) Business Days preceding the first day of such LIBOR Loan; provided, however, if the rate described above does not appear on the Telerate System on any applicable interest determination date, the LIBOR rate shall be the rate (rounded upwards as described above, if necessary), for deposits in dollars for a period substantially equal to the interest period on the Reuters Page "LIBO" (or such other page as may replace the LIBO Page on that service for the purpose of displaying such rates), as of 11:00 a.m. (London time), on the day that is two (2) Business Days prior to the beginning of such interest period. If both the Telerate and Reuters systems are unavailable, then the rate for that date will be determined on the basis of the offered rates for deposits in U.S. dollars for a period of time comparable to such LIBOR Loan which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the day that is two Business Days preceding the first day of such LIBOR Loan as selected by the Bank. The principal London office of each of the four major London banks will be requested to provide a quotation of its U.S. dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in U.S. dollars to leading European banks for a period of time comparable to such LIBOR Loan offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the day that is two Business Days preceding the first day of such LIBOR Loan. In the event that the Bank is unable to obtain any such quotation as provided above, it will be deemed that LIBOR pursuant to a LIBOR Loan cannot be determined. In the event that the Board of Governors of the Federal Reserve System shall impose a Reserve Percentage with respect to LIBOR deposits of the Bank, then for any period during which such Reserve Percentage shall apply, LIBOR shall be equal to the amount determined above divided by an amount equal to 1 minus the Reserve Percentage.

"LIBOR RATE" means a fixed interest rate equal to LIBOR plus the corresponding percentage per annum.

"PRIME RATE" means the variable per annum rate of interest so designated from time to time by the Bank as its prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any borrower. Changes in the rate of interest resulting from changes in the Prime Rate shall take effect immediately without notice or demand of any kind.

"INTEREST PERIOD" means with respect to any LIBOR Loan, any period commencing on the date such LIBOR Loan is made or the date of a subsequent interest rate selection, as the case may be, and ending one month, two months or three months later, as the Borrower may request, provided that: (y) any Interest Period which would otherwise end on a day which is not a Business Day shall end on the next preceding or succeeding Business Day as is the custom in the London interbank market to which such advance relates; (z) each Interest Period which commences before and would otherwise end after the Termination Date shall end on the Termination Date.

         To the extent that interest is accruing on all or any portion of the outstanding principal hereunder pursuant to the Prime Rate, interest on such Prime Rate Loan shall be payable at the rate set forth above in consecutive monthly installments commencing on September 1, 1999, and continuing thereafter on the same day of each succeeding month and on the Termination Date. To the extent that interest is accruing on all or any portion of the outstanding principal hereunder pursuant to the LIBOR Rate, interest on such LIBOR Loan shall be payable hereunder on the last day of the Interest Period applicable thereto.

         Interest shall be computed on the basis of a three hundred sixty
(360)-day year and actual days elapsed. Upon default or after maturity or after judgment has been rendered on this Note, the Borrower's right to select pricing options shall cease and the unpaid principal of all advances shall, at the option of the Bank, accrue interest at a rate which is equal to two (2) percentage points per annum greater than the interest rate then in effect hereunder.

         If the entire amount of any required principal and/or interest is not paid in full within ten (10) days after the same is due, the Borrower shall pay to the Bank a late fee equal to two percent (2%) of the required payment.

         The Borrower may prepay, in whole or in part, at any time, without penalty or premium any Prime Rate Loan. The Borrower may prepay a LIBOR Loan only upon at least three (3) Business Days prior written notice to the Bank (which notice shall be irrevocable), and any such prepayment shall occur only on the last day of the Interest Period for such LIBOR Loan. The Borrower shall pay to the Bank, immediately upon request of the Bank, such amount as shall be sufficient (in the reasonable opinion of the Bank) to compensate it for any loss, cost, or expense incurred as a result of: (i) any payment of a LIBOR Loan, whether as a result of acceleration or otherwise, on a date other than the last day of the Interest Period for such Loan; (ii) the conversion prior to the last day of an applicable Interest Period into a Prime Rate Loan; (iii) any failure by the Borrower to borrow a LIBOR Loan on the date specified by Borrower's written notice; (iv) any failure by the Borrower to pay a LIBOR Loan on the date for payment specified in the Borrower's written notice. Without limiting the foregoing, the Borrower shall pay to the Bank a "yield maintenance fee" in an amount computed as follows: The current rate for United States Treasury securities (bills on a discounted basis shall be converted to a bond equivalent) with a maturity date closest to the term chosen pursuant to the Fixed Rate Election as to which the prepayment is made, shall be subtracted from the LIBOR in effect at the time of prepayment. If the result is zero or a negative number, there shall be no yield maintenance fee. If the result is a positive number, then the resulting percentage shall be multiplied by the amount of the principal balance being prepaid. The resulting amount shall be divided by 360 and multiplied by the number of days remaining in the term chosen pursuant to the Fixed Rate Election as to which the prepayment is made. Said amount shall be reduced to present value calculated by using the above referenced United States Treasury securities rate and the number of days remaining in the term chosen pursuant to the Fixed Rate Election as to which prepayment is made. The resulting amount shall be the yield maintenance fee due to the Bank upon the payment of a LIBOR Loan. Each reference in this paragraph to "Fixed Rate Election" shall mean the election by Borrower of the LIBOR Rate. If by reason of an Event of Default, the Bank elects to declare the Note to be immediately due and payable, then any yield maintenance fee with respect to a LIBOR Loan shall become due and payable in the same manner as though the Borrower had exercised such right of prepayment.

         In the case of a LIBOR Loan, each request for an advance shall be in writing and shall be made at least three (3) Business Days prior to the LIBOR Loan. Each request for an advance hereunder shall specify the date of such loan, the type of loan, and, if a LIBOR Loan, the duration of the Interest Period applicable thereto.

         If the Bank determines that the effect of an applicable law or government regulation, guideline or order or the interpretation thereof by any governmental authority charged with the administration thereof (such as, for example, a change in official reserve requirements which the Bank is required to maintain in respect of loans or deposits or other funds procured for funding such loans) is to increase the cost to the Bank of making or continuing a LIBOR Loan hereunder or to reduce the amount of any payment of principal or interest receivable by the Bank thereon, then the Borrower shall pay to the Bank on demand such additional amounts as the Bank may determine in its sole and absolute discretion, to be required to compensate the Bank for such additional costs or reduction. Any additional payment under this section will be computed from the effective date at which such additional costs have to be borne by the Bank. A certificate as to any additional amounts payable pursuant to this section setting forth the basis and method of determining such amounts shall be conclusive, absent manifest error, as to the determination by the Bank set forth therein if made reasonably and in good faith. The Borrower shall pay any and all amounts so certified to it by the Bank within ten (10) days of receipt of such certificate.

         In the event, and on each occasion, that on the day two (2) Business Days prior to the commencement of any Interest Period for a LIBOR Loan, the Bank shall have determined (i) that dollar deposits in the amount of the requested principal amount of such LIBOR Loan are not generally available in the London interbank market, (ii) that the rate at which such dollar deposits are being offered will not adequately and fairly reflect the cost to the Bank of making or maintaining such LIBOR Loan during such Interest Period, or (iii) that reasonable means do not exist for ascertaining the LIBOR rate, the Bank shall, as soon as practicable thereafter, give written notice or telex notice of such determination to the Borrower. In the event of any such determination, until the circumstances giving rise to such notice no longer exist, no LIBOR Loan will be made hereunder. Each determination by the Bank hereunder shall be conclusive absent manifest error.

         Notwithstanding anything to the contrary contained herein, if any change in any law or regulation or with the administration or interpretation thereof shall make it unlawful for the Bank to make or maintain any LIBOR Loan, then, by written notice to the Borrower, the Bank may: (i) declare that LIBOR Loans will not thereafter be made by the Bank hereunder, whereupon the Borrower shall be prohibited from requesting LIBOR Loans from the Bank hereunder unless such declaration is subsequently withdrawn; and (ii) require that all outstanding LIBOR Loans made by it be converted to Prime Rate Loans, in which event (x) all such LIBOR Loans shall be automatically converted into Prime Rate Loans as of the effective date of such notice as provided for herein, and (y) all payments and prepayments of principal which would otherwise be applied to repay the converted LIBOR Loans shall instead be applied to repay the Prime Rate Loans resulting from the conversion of such LIBOR Loans. For purposes of this section, a notice to the Borrower by the Bank shall be effective on the day of receipt by the Borrower.

         If, at any time, the aggregate principal amount of all advances outstanding under this Note shall exceed the maximum amount permitted under this Note and the Agreement (as defined below), the Borrower shall immediately prepay so much of the outstanding principal balance, together with accrued interest on the portion of principal so prepaid, as shall be necessary in order that the unpaid principal balance, after giving effect to such prepayments, shall not be in excess of the maximum amount permitted by this Note and the Agreement.

         All payments, including any prepayments as set forth above, shall, at the option of the Bank, be applied first to the payment of all costs and expenses incurred by the Bank arising out of the loan transaction evidenced by this Note, which have not been paid or reimbursed to the Bank, then to accrued interest on the unpaid principal of all advances due under this Note, and the balance on account of the principal of all advances due under this Note. All payments shall be in lawful money of the United States of America in immediately available funds. If this Note or any payment hereunder becomes due on a day which is not a Business Day, the due date of this Note or payment shall be extended to the next succeeding Business Day, and such extension of time shall be included in computing interest and fees in connection with such payment.

         Upon the happening of any Event of Default, as defined in the Agreement, other than an Event of Default described in Sections 10.6 or 10.7 of the Agreement, the Bank may (i) declare the then principal of all advances and all interest accrued thereon and all applicable late charges and surcharges and all other liabilities and obligations of the Borrower to the Bank to be immediately due and payable, whereupon the same shall become immediately due and payable and/or (ii) terminate any obligation of the Bank to make advances hereunder and under the Agreement, all of the foregoing without presentment or demand for payment, notice of non-payment, protest or any other demand or notice of any kind, all of which are expressly waived by the Borrower. Failure to exercise such options shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. Notwithstanding the foregoing, upon the occurrence of an Event of Default described in Section 10.6 or Section 10.7 of the Agreement, (A) any obligation of the Bank to advance hereunder shall automatically terminate, and (B) the outstanding principal balance of all advances and all interest accrued thereon and all applicable late charges and surcharges and all other liabilities and obligations of the Borrower to the Bank shall become automatically due and payable without presentment or demand for payment, notice of non-payment, protest or any other demand or notice of any kind, all of which are expressly waived by the Borrower.

         This Note has been executed and delivered in accordance with the Agreement incorporated herein by reference, which sets forth further rights of the Bank and duties of the Borrower and any guarantor, endorser or surety of any obligation of the Borrower to the Bank with respect hereto. All advances made by the Bank to the Borrower and payments of principal and interest received by the Bank shall be evidenced by notation on the books and records of the Bank which shall be conclusive as to the amounts owing to the Bank pursuant to the Note, absent manifest error; provided, however, that the failure of the Bank to make any such notation with respect to any advance or principal or interest payment shall not limit or otherwise affect the obligations of the Borrower hereunder.

         The Borrower agrees to pay all taxes levied or assessed upon the outstanding principal against any holder of this Note and to pay all costs, including reasonable attorneys' fees (including the costs and expenses allocated to the Bank's internal Legal Department), costs relating to the appraisal and/or valuation of assets and all other costs and expenses incurred in the collection, protection, preservation, defense, or enforcement of this Note or in any litigation arising out of the transactions of which this Note is apart.

         The Borrower hereby grants to the Bank and any Participant (as hereafter defined) a lien, security interest, and right of set off as security for all of the Borrower's liabilities and obligations to the Bank, whether now existing or hereafter arising, upon and against all the deposits, credits, collateral and property of the Borrower now or hereafter in the possession, custody, or control of the Bank and any Participant (as hereafter defined), any entity under the control of Fleet Financial Group, Inc., or any Participant (as hereafter defined) or in transit to any of them. At any time, without demand or notice, the Bank may set off the same or any part thereof and apply the same to any liability or obligation of the Borrower even though unmatured and regardless of the adequacy of any other collateral securing the loan evidenced hereby. TO THE EXTENT PERMITTED BY LAW, ANY AND ALL RIGHTS TO REQUIRE THE BANK TO EXERCISE ITS REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LIABILITIES PRIOR TO EXERCISING ITS RIGHT OF SET OFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER, ARE HEREBY VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVED.

         THE BANK AND THE BORROWER MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY INTENTIONALLY AND IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS NOTE, ANY DOCUMENT, INSTRUMENT OR AGREEMENT EVIDENCING, GOVERNING OR SECURING THIS NOTE, INCLUDING THE AFORESAID AGREEMENT (THE "LOAN DOCUMENTS") OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO ACCEPT THIS NOTE AND ENTER INTO THE LOAN TRANSACTION EVIDENCED BY THIS NOTE.

         THE BORROWER ACKNOWLEDGES THAT THE ADVANCES EVIDENCED BY THIS NOTE ARE PART OF A COMMERCIAL TRANSACTION.

         All agreements between the Borrower and the Bank are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Bank for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof; provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of the Borrower and the Bank in the execution, delivery and acceptance of this Note to contract in strict compliance with the laws of the Commonwealth of Massachusetts from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from circumstances whatsoever the Bank should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between the Borrower and the Bank.

         The Bank may at any time pledge all or any portion of its rights under the Loan Documents including any portion of this Note to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or enforcement thereof shall release the Bank from its obligations under any of the Loan Documents.

         The Bank shall have the unrestricted right at any time and from time to time, and without the consent of or notice to the Borrower, to grant to one or more banks or other financial institutions (each, a "Participant") participating interests in the Bank's obligation to lend hereunder and/or any or all of the loans held by the Bank hereunder. In the event of any such grant by the Bank of a participating interest to a Participant whether or not upon notice to the Borrower, the Bank shall remain responsible for the performance of its obligations hereunder and the Borrower shall continue to deal solely and directly with the Bank in connection with the Bank's rights and obligations hereunder. The Bank may furnish any information concerning the Borrower in its possession from time to time to prospective Participants, provided that the Bank shall require any such prospective Participant to agree in writing to maintain the confidentiality of such information.

         This Note shall be the joint and several obligation of each Borrower and each provision of this Note shall apply to each and all jointly and severally and to the property and liabilities of each and all. The Borrower waives diligence, demand, presentment for payment, notice of nonpayment, protest and notice of protest, and notice of any renewals or extensions of this Note, and all rights under any statute of limitations, and agrees that the time for payment of this Note may extended at the Bank's sole discretion, without impairing the Borrower's liability hereon, and the Borrower further consents to the release of all or any part of the security for the payment hereof at the discretion of the Bank, or the release of any party liable for this obligation without affecting the liability of the other parties hereto. Any delay on the part of the Bank in exercising any right hereunder shall not operate as a waiver of any such right, and any waiver granted for one occasion shall not operate as a waiver in the event of any subsequent default.

         If any provision of this Note shall, to any extent, be held invalid or unenforceable, then only such provision shall be deemed ineffective and the remainder of this Note shall not be affected.

         This Note is an amendment and restatement of that certain Second Amended and Restated Revolving Credit Note dated June 30, 1997 previously executed by Foilmark, Inc., a Delaware corporation, Foilmark Manufacturing Corporation, a Delaware corporation, Kensol-Olsenmark, Inc., a Delaware corporation, West Foils, Inc., a California corporation, and Imtran Foilmark, Inc., a Delaware corporation (collectively, the "Companies") in favor of the Bank in the aggregate principal amount of Ten Million Dollars ($10,000,000.00) (the "Second Amended Note"), which Second Amended Note amended, restated and consolidated (a) that certain Amended and Restated Revolving Credit Note dated August 21, 1995 previously executed by the Companies in favor of Shawmut Bank, N.A., the predecessor to the Bank, in the aggregate principal amount of $2,000,000.00 (the "2,000,000.00 Note"), and (b) that certain Amended and Restated Revolving Credit Note dated August 21, 1995 previously executed by the Companies in favor of Chemical Bank in the aggregate principal amount of $4,000,000.00 (the "$4,000,000.00 Note) and thereafter assigned to the Bank by The Chase Manhattan Bank. This amendment and restatement of the Amended Note shall not be construed to limit in any way any security given for the Amended Note, the $2,000,000.00 Note or the $4,000.00 Note, all of which is subsumed under this Note.

         This Note shall bind the heirs, executors, administrators, successors and assigns of the Borrower and shall inure to the benefit of the Bank, its successors and assigns and any Participant.

         This Note is executed as a sealed instrument and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.


WITNESS:                                 Foilmark, Inc.


/s/Jane E. Cohen                            By: /s/ Philip Leibel
-----------------------------               ------------------------------------
                                            Name:   Philip Leibel
                                            Title:  Vice President-Finance
                                                    & Chief Financial Officer

FLEET NATIONAL BANK                                              COMMERCIAL TERM
                                                                 PROMISSORY NOTE


$5,000,000.00                                          Date: August 6, 1999

         For value received, FOILMARK, INC., a Delaware corporation with an address at 5 Malcolm Hoyt Drive, Newburyport, Massachusetts (the "Borrower") hereby promises to pay to the order of FLEET NATIONAL BANK, a national banking association (the "Bank"), at the office of the Bank located at One Federal Street, Boston, Massachusetts 02110, or at such other address as the holder hereof may designate, the principal sum of FIVE MILLION DOLLARS ($5,000,000.00) in lawful money of the United States of America in immediately available funds.

         The outstanding principal hereunder shall accrue interest, at the Borrower's option at (a) a variable per annum rate of interest equal to the Prime Rate, as defined below (the "Prime Rate Loan"); or (b) a rate equal to the London Interbank Offered Rate (LIBOR), as defined below, plus the percentage corresponding thereto below per annum fixed against the prevailing LIBOR for the Interest Period as selected by the Borrower of one month, two months, or three months; provided, however, that for any portion of principal hereunder to qualify for the LIBOR Rate of interest, as elected by the Borrower, such portion of principal must be in the minimum amount of One Hundred Thousand Dollars ($100,000.00) (the "LIBOR Loan"). The interest rate hereunder shall be calculated based upon the Borrower's performance of the ratio of Funded Debt to EBITDA, each as defined in the Amended and Restated Credit Agreement dated of even date between the Borrower and the Bank, as amended from time to time (the "Agreement") as follows:


------------------------------ ------------------ -----------------
        TOTAL FUNDED              PRIME PLUS        LIBOR PLUS
        DEBT/ EBIDTA
------------------------------ ------------------ -----------------
  greater than or equal to            0%               2.0%
           3.0:1.0
------------------------------ ------------------ -----------------
  greater than or equal to            0%              1.75%
2.5:1.0 but less than 3.0:1.0
------------------------------ ------------------ -----------------
  greater than or equal to            0%               1.5%
2.0:1.0 but less than 2.5:1.0
------------------------------ ------------------ -----------------
      less than 2.0:1.0               0%              1.25%
------------------------------ ------------------ -----------------



For any principal amount due under the Note, from time to time, with respect to which the LIBOR Rate has not been designated in accordance with the provisions of this paragraph, interest shall accrue at the Prime Rate.

         The outstanding principal hereunder shall be payable in the total number of fifty nine (59) payments of principal and interest, with each of the first fifty eight (58) payments to consist of principal in the amount of $59,528.81 plus accrued interest calculated as set forth below on the unpaid balance and the final payment to consist of the entire unpaid principal balance plus accrued interest thereon. The first of said payments of principal and interest is to be made on September 1, 1999, and the remainder of said payments are payable on the corresponding date of each succeeding month, with the final payment of all unpaid principal and accrued interest, to be made on June 30, 2004.

         For the purposes of this Note, the following terms shall have the following meaning:

"BUSINESS DAY" shall mean any day other than a Saturday, Sunday, or other day on which commercial banks in the Commonwealth of Massachusetts are authorized or required to close under the laws of the Commonwealth of Massachusetts and, if the applicable day relates to a LIBOR Loan or an Interest Period for a LIBOR Loan, the day on which dealings in dollar deposits are also carried on in the London interbank market and banks are open for business in London.

LONDON INTERBANK OFFERED RATE ("LIBOR") shall mean, as applicable to any LIBOR Loan, the rate per annum (rounded upward, if necessary, to the nearest 1/32 of one percent) as determined on the basis of the offered rates for deposits in U.S. dollars, for a period of time comparable to such LIBOR Loan which appears on the Telerate page 3750 as of 11:00 a.m. London time on the day that is two
(2) Business Days preceding the first day of such LIBOR Loan; provided, however, if the rate described above does not appear on the Telerate System on any applicable interest determination date, the LIBOR rate shall be the rate (rounded upwards as described above, if necessary), for deposits in dollars for a period substantially equal to the interest period on the Reuters Page "LIBO" (or such other page as may replace the LIBO Page on that service for the purpose of displaying such rates), as of 11:00 a.m. (London time), on the day that is two (2) Business Days prior to the beginning of such interest period. If both the Telerate and Reuters systems are unavailable, then the rate for that date will be determined on the basis of the offered rates for deposits in U.S. dollars for a period of time comparable to such LIBOR Loan which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the day that is two Business Days preceding the first day of such LIBOR Loan as selected by the Bank. The principal London office of each of the four major London banks will be requested to provide a quotation of its U.S. dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in U.S. dollars to leading European banks for a period of time comparable to such LIBOR Loan offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the day that is two Business Days preceding the first day of such LIBOR Loan. In the event that the Bank is unable to obtain any such quotation as provided above, it will be deemed that LIBOR pursuant to a LIBOR Loan cannot be determined. In the event that the Board of Governors of the Federal Reserve System shall impose a Reserve Percentage with respect to LIBOR deposits of the Bank, then for any period during which such Reserve Percentage shall apply, LIBOR shall be equal to the amount determined above divided by an amount equal to 1 minus the Reserve Percentage.

"LIBOR RATE" means a fixed interest rate equal to LIBOR plus the corresponding percentage per annum.

"PRIME RATE" means the variable per annum rate of interest so designated from time to time by the Bank as its prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any borrower. Changes in the rate of interest resulting from changes in the Prime Rate shall take effect immediately without notice or demand of any kind.

"INTEREST PERIOD" means with respect to any LIBOR Loan, any period commencing on the date such LIBOR Loan is made or the date of a subsequent interest rate selection, as the case may be, and ending one month, two months or three months later, provided that: (y) any Interest Period which would otherwise end on a day which is not a Business Day shall end on the next preceding or succeeding Business Day as is the custom in the London interbank market to which such LIBOR Loan relates; (z) each Interest Period which commences before and would otherwise end after the Maturity Date shall end on the Maturity Date.

         To the extent that interest is accruing on all or any portion of the outstanding principal hereunder pursuant to the Prime Rate, interest on such Prime Rate Loan shall be payable at the rate set forth above in consecutive monthly installments commencing on August 1, 1999 and continuing thereafter on the same day of each succeeding month and on the Maturity Date. To the extent that interest is accruing on all or any portion of the outstanding principal hereunder pursuant to the LIBOR Rate.

         Interest shall be computed on the basis of a three hundred sixty
(360)-day year and actual days elapsed. Upon default or after maturity or after judgment has been rendered on this Note, the Borrower's right to select pricing options shall cease and the unpaid principal of this Note shall, at the option of the Bank, accrue interest at a rate which is equal to two (2) percentage points per annum greater than the interest rate then in effect hereunder.

         If the entire amount of any required principal and/or interest is not paid in full within ten (10) days after the same is due, the Borrower shall pay to the Bank a late fee equal to two percent (2%) of the required payment.

         The Borrower may prepay, in whole or in part, at any time, without penalty or premium any Prime Rate Loan. The Borrower may prepay a LIBOR Loan only upon at least three (3) Business Days prior written notice to the Bank (which notice shall be irrevocable), and any such prepayment shall occur only on the last day of the Interest Period for such LIBOR Loan. The Borrower shall pay to the Bank, immediately upon request of the Bank, such amount as shall be sufficient (in the reasonable opinion of the Bank) to compensate it for any loss, cost, or expense incurred as a result of: (i) any payment of a LIBOR Loan, whether as a result of acceleration or otherwise, on a date other than the last day of the Interest Period for such Loan; (ii) the conversion prior to the last day of an applicable Interest Period into a Prime Rate Loan; (iii) any failure by the Borrower to borrow a LIBOR Loan on the date specified by Borrower's written notice; (iv) any failure by the Borrower to pay a LIBOR Loan on the date for payment specified in the Borrower's written notice. Without limiting the foregoing, the Borrower shall pay to the Bank a "yield maintenance fee" in an amount computed as follows: The current rate for United States Treasury securities (bills on a discounted basis shall be converted to a bond equivalent) with a maturity date closest to the term chosen pursuant to the Fixed Rate Election as to which the prepayment is made, shall be subtracted from the "LIBOR" in effect at the time of prepayment. If the result is zero or a negative number, there shall be no yield maintenance fee. If the result is a positive number, then the resulting percentage shall be multiplied by the amount of the principal balance being prepaid. The resulting amount shall be divided by 360 and multiplied by the number of days remaining in the term chosen pursuant to the Fixed Rate Election as to which the prepayment is made. Said amount shall be reduced to present value calculated by using the above referenced United States Treasury securities rate and the number of days remaining in the term chosen pursuant to the Fixed Rate Election as to which prepayment is made. The resulting amount shall be the yield maintenance fee due to the Bank upon the payment of a LIBOR Loan. Each reference in this paragraph to "Fixed Rate Election" shall mean the election by Borrower of the LIBOR Rate. If by reason of an Event of Default, the Bank elects to declare the Note to be immediately due and payable, then any yield maintenance fee with respect to a LIBOR Loan shall become due and payable in the same manner as though the Borrower had exercised such right of prepayment.

         In the case of a LIBOR Loan , each request shall be in writing and shall be made at least three (3) Business Days prior to the LIBOR Loan. Each request for a LIBOR Loan hereunder shall specify the date of such loan, the type of loan, and, if a LIBOR Loan, the duration of the Interest Period applicable thereto.

         If the Bank determines that the effect of an applicable law or government regulation, guideline or order or the interpretation thereof by any governmental authority charged with the administration thereof (such as, for example, a change in official reserve requirements which the Bank is required to maintain in respect of loans or deposits or other funds procured for funding such loans) is to increase the cost to the Bank of making or continuing a LIBOR Loan hereunder or to reduce the amount of any payment of principal or interest receivable by the Bank thereon, then the Borrower shall pay to the Bank on demand such additional amounts as the Bank may determine in its sole and absolute discretion, to be required to compensate the Bank for such additional costs or reduction. Any additional payment under this section will be computed from the effective date at which such additional costs have to be borne by the Bank. A certificate as to any additional amounts payable pursuant to this section setting forth the basis and method of determining such amounts shall be conclusive, absent manifest error, as to the determination by the Bank set forth therein if made reasonably and in good faith. The Borrower shall pay any and all amounts so certified to it by the Bank within ten (10) days of receipt of such certificate.

         In the event, and on each occasion, that on the day two (2) Business Days prior to the commencement of any Interest Period for a LIBOR Loan, the Bank shall have determined (i) that dollar deposits in the amount of the requested principal amount of such LIBOR Loan are not generally available in the London interbank market, (ii) that the rate at which such dollar deposits are being offered will not adequately and fairly reflect the cost to the Bank of making or maintaining such LIBOR Loan during such Interest Period, or (iii) that reasonable means do not exist for ascertaining the LIBOR rate, the Bank shall, as soon as practicable thereafter, give written notice or telex notice of such determination to the Borrower. In the event of any such determination, until the circumstances giving rise to such notice no longer exist, no LIBOR Loan will be made hereunder. Each determination by the Bank hereunder shall be conclusive absent manifest error.

         Notwithstanding anything to the contrary contained herein, if any change in any law or regulation or with the administration or interpretation thereof shall make it unlawful for the Bank to make or maintain any LIBOR Loan, then, by written notice to the Borrower, the Bank may: (i) declare that LIBOR Loans will not thereafter be made by the Bank hereunder, whereupon the Borrower shall be prohibited from requesting LIBOR Loans from the Bank hereunder unless such declaration is subsequently withdrawn; and (ii) require that all outstanding LIBOR Loans made by it be converted to Prime Rate Loans, in which event (x) all such LIBOR Loans shall be automatically converted into Prime Rate Loans as of the effective date of such notice as provided for herein, and (y) all payments and prepayments of principal which would otherwise be applied to repay the converted LIBOR Loans shall instead be applied to repay the Prime Rate Loans resulting from the conversion of such LIBOR Loans. For purposes of this section, a notice to the Borrower by the Bank shall be effective on the day of receipt by the Borrower.

         If, at any time, the aggregate principal amount outstanding under this Note shall exceed the maximum amount permitted under this Note, the Borrower shall immediately prepay so much of the outstanding principal balance, together with accrued interest on the portion of principal so prepaid, as shall be necessary in order that the unpaid principal balance, after giving effect to such prepayments, shall not be in excess of the maximum amount permitted by this Note.

         All payments, including any prepayments as set forth above, shall, at the option of the Bank, be applied first to the payment of all costs and expenses incurred by the Bank arising out of the loan transaction evidenced by this Note, which have not been paid or reimbursed to the Bank, then to accrued interest on the unpaid principal due under this Note, and the balance on account of the principal due under this Note. All payments shall be in lawful money of the United States of America in immediately available funds. If this Note or any payment hereunder becomes due on a day which is not a Business Day, the due date of this Note or payment shall be extended to the next succeeding Business Day, and such extension of time shall be included in computing interest and fees in connection with such payment.

         All payments of principal and interest received by the Bank shall be evidenced by notation on the books and records of the Bank which shall be conclusive as to the amounts owing to the Bank pursuant to the Note, absent manifest error; provided, however, that the failure of the Bank to make any such notation with respect to any principal or interest payment shall not limit or otherwise affect the obligations of the Borrower hereunder.

         If by reason of an Event of Default, as defined in the Agreement, the Bank elects to declare the Note to be immediately due and payable, resulting in a prepayment in whole or in part of the outstanding principal balance of the Note, then any yield maintenance fee with respect to the Note shall become due and payable in the same manner as though the Borrower had exercised such right of prepayment. Notwithstanding the foregoing, the yield maintenance fee contemplated herein shall not apply if a default is cured by the Borrower and the Note is reinstated.

         Upon the happening of any Event of Default, as defined in the Agreement, other than an Event of Default described in Sections 10.6 or 10.7 of the Agreement, the Bank may (i) declare the then principal of all advances and all interest accrued thereon and all applicable late charges and surcharges and all other liabilities and obligations of the Borrower to the Bank to be immediately due and payable, whereupon the same shall become immediately due and payable and/or (ii) terminate any obligation of the Bank to make advances hereunder and under the Agreement, all of the foregoing without presentment or demand for payment, notice of non-payment, protest or any other demand or notice of any kind, all of which are expressly waived by the Borrower. Failure to exercise either or both such options shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. Notwithstanding the foregoing, upon the occurrence of an Event of Default described in Section 10.6 or Section 10.7 of the Agreement, the outstanding principal balance of all advances and all interest accrued thereon and all applicable late charges and surcharges and all other liabilities and obligations of the Borrower to the Bank shall become automatically due and payable without presentment or demand for payment, notice of non-payment, protest or any other demand or notice of any kind, all of which are expressly waived by the Borrower.

         This Note has been executed and delivered in accordance with the Agreement, incorporated herein by reference, which sets forth further terms and conditions upon which the entire unpaid principal hereof and all interest hereon may become due and payable prior to the stated maturity hereof, and generally as to further rights of the Bank and duties of the Borrower and any guarantor, endorser or surety of any obligation of the Borrower to the Bank with respect hereto. All advances made by the Bank to the Borrower and payments of principal and interest received by the Bank shall be evidenced by notation on the books and records of the Bank which shall be conclusive as to the amounts owing to the Bank pursuant to the Note, absent manifest error; provided, however, that the failure of the Bank to make any such notation with respect to any advance or principal or interest payment shall not limit or otherwise affect the obligations of the Borrower hereunder.

         The Borrower agrees to pay all taxes levied or assessed upon the outstanding principal against any holder of this Note and to pay all costs, including reasonable attorneys' fees (including the costs and expenses allocated to the Bank's internal Legal Department), costs relating to the appraisal and/or valuation of assets and all other costs and expenses incurred in the collection, protection, preservation, defense, or enforcement of this Note or in any litigation arising out of the transactions of which this Note is a part.

         The Borrower hereby grants to the Bank and any Participant (as hereafter defined) a lien, security interest, and right of set off as security for all of the Borrower's liabilities and obligations to the Bank, whether now existing or hereafter arising, upon and against all the deposits, credits, collateral and property of the Borrower now or hereafter in the possession, custody, or control of the Bank and any Participant (as hereafter defined), any entity under the control of Fleet Financial Group, Inc., or any Participant (as hereafter defined) or in transit to any of them. At any time, without demand or notice, the Bank may set off the same or any part thereof and apply the same to any liability or obligation of the Borrower even though unmatured and regardless of the adequacy of any other collateral securing the loan evidenced hereby. TO THE EXTENT PERMITTED BY LAW, ANY AND ALL RIGHTS TO REQUIRE THE BANK TO EXERCISE ITS REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LIABILITIES PRIOR TO EXERCISING ITS RIGHT OF SET OFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER, ARE HEREBY VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVED.

         THE BANK AND THE BORROWER MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY INTENTIONALLY AND IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS NOTE, ANY DOCUMENT, INSTRUMENT OR AGREEMENT EVIDENCING, GOVERNING OR SECURING THIS NOTE (THE "LOAN DOCUMENTS") OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO ACCEPT THIS NOTE AND ENTER INTO THE LOAN TRANSACTION EVIDENCED BY THIS NOTE.

         THE BORROWER ACKNOWLEDGES THAT THE LOAN EVIDENCED BY THIS NOTE IS PART OF A COMMERCIAL TRANSACTION.

         All agreements between the Borrower and the Bank are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Bank for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof; provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of the Borrower and the Bank in the execution, delivery and acceptance of this Note to contract in strict compliance with the laws of the Commonwealth of Massachusetts from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from circumstances whatsoever the Bank should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between the Borrower and the Bank.

         The Bank may at any time pledge all or any portion of its rights under the Loan Documents including any portion of this Note to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or enforcement thereof shall release the Bank from its obligations under any of the Loan Documents.

         The Bank shall have the unrestricted right at any time and from time to time, and without the consent of or notice to the Borrower, to grant to one or more banks or other financial institutions (each, a "Participant") participating interests in the Bank's obligation to lend hereunder and/or any or all of the loans held by the Bank hereunder. In the event of any such grant by the Bank of a participating interest to a Participant whether or not upon notice to the Borrower, the Bank shall remain responsible for the performance of its obligations hereunder and the Borrower shall continue to deal solely and directly with the Bank in connection with the Bank's rights and obligations hereunder. The Bank may furnish any information concerning the Borrower in its possession from time to time to prospective Participants, provided that the Bank shall require any such prospective Participant to agree in writing to maintain the confidentiality of such information.

         This Note shall be the joint and several obligation of each Borrower and each provision of this Note shall apply to each and all jointly and severally and to the property and liabilities of each and all. The Borrower waives diligence, demand, presentment for payment, notice of nonpayment, protest and notice of protest, and notice of any renewals or extensions of this Note, and all rights under any statute of limitations, and agrees that the time for payment of this Note may extended at the Bank's sole discretion, without impairing the Borrower's liability hereon, and the Borrower further consents to the release of all or any part of the security for the payment hereof at the discretion of the Bank, or the release of any party liable for this obligation without affecting the liability of the other parties hereto. Any delay on the part of the Bank in exercising any right hereunder shall not operate as a waiver of any such right, and any waiver granted for one occasion shall not operate as a waiver in the event of any subsequent default.

         If any provision of this Note shall, to any extent, be held invalid or unenforceable, then only such provision shall be deemed ineffective and the remainder of this Note shall not be affected.

         This Note shall bind the heirs, executors, administrators, successors and assigns of the Borrower and shall inure to the benefit of the Bank, its successors and assigns and any Participant.

         This Note is executed as a sealed instrument and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.



WITNESS:                                 Foilmark, Inc.



/s/ Jane E. Cohen                        By:   /s/ Philip Leibel
-----------------------------               ------------------------------------
                                         Name:     Philip Leibel
                                              ----------------------------------
                                         Title:    Vice President-Finance
                                               ---------------------------------
                                                   & Chief Financial Officer
                                      -7-

FLEET NATIONAL BANK                                     EQUIPMENT LINE OF CREDIT
                                                                 PROMISSORY NOTE


$4,000,000.00                                          Date:  August 6, 1999


For value received, Foilmark, Inc., a Delaware corporation, with an address at 5 Malcolm Hoyt Drive, Newburyport, Massachusetts (the "Borrower") hereby promises to pay to the order of FLEET NATIONAL BANK, a national banking association (the "Bank"), at the office of the Bank located at One Federal Street, Boston, Massachusetts or at such other office as the holder hereof may designate, the principal sum of FOUR MILLION DOLLARS ($4,000,000.00), or the aggregate of all advances made by the Bank to the Borrower pursuant to the Agreement (as defined below), together with interest thereon; interest only payments on so much as is advanced shall commence on September 1, 1999, and shall be payable on the corresponding day of each succeeding month to and including June 30, 2000. The principal balance of all advances outstanding hereunder on June 30, 2000 (the "Initial Amortization Amount") shall be evidenced by a separate Commercial Promissory Note ("Equipment Note 2000") which shall provide for, among other things, that the Initial Amortization Amount shall be payable in eighty four
(84) consecutive monthly installments, each in an amount equal to one eighty fourth (1/84) of the aggregate unpaid principal of all advances made to the Borrower pursuant to the Agreement (as defined below) as of June 30, 2000, plus accrued interest at the rate set forth below, commencing on August 1, 2000, and continuing on the corresponding date of each succeeding month, with the final payment of all unpaid principal and accrued interest under Equipment Note 2000 to be made on June 30, 2007. On June 30, 2000, the Borrower may borrow any amounts available hereunder after subtracting the Initial Amortization Amount evidenced by Equipment Note 2000 from Four Million Dollars ($4,000,000.00). Interest only payments on so much as is advanced hereunder after June 30, 2000 shall commence on August 1, 2000, and shall be payable on the corresponding day of each succeeding month to and including June 30, 2001. On June 30, 2001, the then outstanding principal balance hereunder shall be evidenced by a separate Commercial Promissory Note ("Equipment Note 2001"), which shall provide for, among other things, that the then outstanding principal balance hereunder shall be payable in eighty four (84) consecutive monthly installments, each in an amount equal to one eighty fourth (1/84) of the aggregate unpaid principal outstanding hereunder as of June 30, 2001, plus accrued interest at the rate set forth below, commencing August 1, 2001, and continuing on the corresponding date of each succeeding month, with the final payment of all unpaid principal and accrued interest to be made on June 30, 2008.

         The interest on the unpaid balance shall be payable on the dates provided above and is to be computed on the basis of a 360-day year and actual days elapsed, and shall accrue, at the Borrower's option, from time to time, at either (a) a variable per annum rate of interest equal to the Prime Rate, as defined below (the "Prime Rate Loan"); or (b) a rate equal to the London Interbank Offered Rate (LIBOR), as defined below, plus the percentage corresponding thereto per annum fixed against the prevailing LIBOR for the Interest Period as selected by the Borrower of one month, two months or three months; provided, however, that for any such advance to qualify for the LIBOR Rate of interest, as elected by the Borrower, such advance must be in the minimum amount of One Hundred Thousand Dollars ($100,000.00) (the "LIBOR Loan"). The interest rate hereunder shall be calculated based upon the Borrower's performance of the ratio of Funded to EBITDA, each as defined in the Amended and Restated Credit Agreement dated of even date between the Borrower and the Bank, as amended from time to time (the "Agreement") as follows:


------------------------------ ------------------- ---------------
        TOTAL FUNDED               PRIME PLUS        LIBOR PLUS
        DEBT/ EBIDTA
------------------------------ ------------------- ---------------
  greater than or equal to             0%               2.0%
           3.0:1.0
------------------------------ ------------------- ---------------
  greater than or equal to             0%              1.75%
2.5:1.0 but less than 3.0:1.0
------------------------------ ------------------- ---------------
  greater than or equal to             0%               1.5%
2.0:1.0 but less than 2.5:1.0
------------------------------ ------------------- ---------------
      less than 2.0:1.0                0%              1.25%
------------------------------ ------------------- ---------------


For any principal amount due under this Note, from time to time, with respect to which the LIBOR Rate has not been designated in accordance with the provisions of this paragraph, interest shall accrue at the Prime Rate.

         To the extent that interest is accruing on all or any portion of the outstanding principal hereunder pursuant to the Prime Rate, interest on such Prime Rate Loan shall be payable at the rate set forth above in consecutive monthly installments commencing on September 1, 1999, and continuing thereafter on the same day of each succeeding month and on maturity. To the extent that interest is accruing on all or any portion of the outstanding principal hereunder pursuant to the LIBOR Rate, interest on such LIBOR Loan shall be payable hereunder on the last day of the Interest Period applicable thereto.

         Upon default or after maturity or after judgment has been rendered on this Note, the Borrower's right to select pricing options shall cease and the unpaid principal of all advances shall, at the option of the Bank, accrue interest at a rate which is equal to two (2) percentage points per annum greater than the interest rate then in effect hereunder.

         If the Bank determines that the effect of an applicable law or government regulation, guideline or order or the interpretation thereof by any governmental authority charged with the administration thereof (such as, for example, a change in official reserve requirements which the Bank is required to maintain in respect of loans or deposits or other funds procured for funding such loans) is to increase the cost to the Bank of making or continuing a LIBOR Loan hereunder or to reduce the amount of any payment of principal or interest receivable by the Bank thereon, then the Borrower shall pay to the Bank on demand such additional amounts as the Bank may determine in its sole and absolute discretion, to be required to compensate the Bank for such additional costs or reduction. Any additional payment under this section will be computed from the effective date at which such additional costs have to be borne by the Bank. A certificate as to any additional amounts payable pursuant to this section setting forth the basis and method of determining such amounts shall be conclusive, absent manifest error, as to the determination by the Bank set forth therein if made reasonably and in good faith. The Borrower shall pay any and all amounts so certified to it by the Bank within ten (10) days of receipt of such certificate.

         In the event, and on each occasion, that on the day two (2) Business Days prior to the commencement of any Interest Period for a LIBOR Loan, the Bank shall have determined (i) that dollar deposits in the amount of the requested principal amount of such LIBOR Loan are not generally available in the London interbank market, (ii) that the rate at which such dollar deposits are being offered will not adequately and fairly reflect the cost to the Bank of making or maintaining such LIBOR Loan during such Interest Period, or (iii) that reasonable means do not exist for ascertaining the LIBOR rate, the Bank shall, as soon as practicable thereafter, give written notice or telex notice of such determination to the Borrower. In the event of any such determination, until the circumstances giving rise to such notice no longer exist, no LIBOR Loan will be made hereunder. Each determination by the Bank hereunder shall be conclusive absent manifest error.

         Notwithstanding anything to the contrary contained herein, if any change in any law or regulation or with the administration or interpretation thereof shall make it unlawful for the Bank to make or maintain any LIBOR Loan, then, by written notice to the Borrower, the Bank may: (i) declare that LIBOR Loans will not thereafter be made by the Bank hereunder, whereupon the Borrower shall be prohibited from requesting LIBOR Loans from the Bank hereunder unless such declaration is subsequently withdrawn; and (ii) require that all outstanding LIBOR Loans made by it be converted to Prime Rate Loans, in which event (x) all such LIBOR Loans shall be automatically converted into Prime Rate Loans as of the effective date of such notice as provided for herein, and (y) all payments and prepayments of principal which would otherwise be applied to repay the converted LIBOR Loans shall instead be applied to repay the Prime Rate Loans resulting from the conversion of such LIBOR Loans. For purposes of this section, a notice to the Borrower by the Bank shall be effective on the day of receipt by the Borrower.

         For the purposes of this Note, the following terms shall have the following meaning:

"BUSINESS DAY" shall mean any day other than a Saturday, Sunday, or other day on which commercial banks in the Commonwealth of Massachusetts are authorized or required to close under the laws of the Commonwealth of Massachusetts and, if the applicable day relates to a LIBOR Loan or an Interest Period for a LIBOR Loan, the day on which dealings in dollar deposits are also carried on in the London interbank market and banks are open for business in London.

 "LONDON INTERBANK OFFERED RATE" ("LIBOR")" shall mean, as applicable to any Interest Period for a LIBOR Loan, the rate per annum (rounded upward, if necessary, to the nearest 1/32 of one percent) as determined on the basis of the offered rates for deposits in U.S. dollars, for a period of time comparable to such LIBOR Loan which appears on the Telerate page 3750 as of 11:00 a.m. London time on the day that is two Business Days preceding the first day of such LIBOR Loan; provided, however, if the rate described above does not appear on the Telerate System on any applicable interest determination date, the LIBOR rate shall be the rate (rounded upwards as described above, if necessary), for deposits in dollars for a period substantially equal to the interest period on the Reuters Page "LIBO" (or such other page as may replace the LIBO Page on that service for the purpose of displaying such rates), as of 11:00 a.m. (London time), on the day that is two (2) Business Days prior to the beginning of such interest period. If both the Telerate and Reuters systems are unavailable, then the rate for that date will be determined on the basis of the offered rates for deposits in U.S. dollars for a period of time comparable to such LIBOR Loan which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the day that is two Business Days preceding the first day of such LIBOR Loan as selected by the Bank. The principal London office of each of the four major London banks will be requested to provide a quotation of its U.S. dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in U.S. dollars to leading European banks for a period of time comparable to such LIBOR Loan offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the day that is two Business Days preceding the first day of such LIBOR Loan. In the event that the Bank is unable to obtain any such quotation as provided above, it will be deemed that LIBOR pursuant to a LIBOR Loan cannot be determined. In the event that the Board of Governors of the Federal Reserve System shall impose a Reserve Percentage with respect to LIBOR deposits of the Bank, then for any period during which such Reserve Percentage shall apply, LIBOR shall be equal to the amount determined above divided by an amount equal to 1 minus the Reserve Percentage.

"LIBOR RATE" means a fixed interest rate equal to LIBOR plus the corresponding percentage per annum.

"PRIME RATE" means the variable per annum rate of interest so designated from time to time by the Bank as its prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any borrower. Changes in the rate of interest resulting from changes in the Prime Rate shall take effect immediately without notice or demand of any kind.

"INTEREST PERIOD" means with respect to any LIBOR Loan, any period commencing on the date such LIBOR Loan is made or the date of a subsequent interest rate selection, as the case may be, and ending one month, two months or three months later, as the Borrower may request, provided that: (y) any Interest Period which would otherwise end on a day which is not a Business Day shall end on the next preceding or succeeding Business Day as is the custom in the London interbank market to which such advance relates; (z) each Interest Period which commences before and would otherwise end after maturity shall end on maturity.

         In the case of a LIBOR Loan, each request for an advance shall be in writing and shall be made at least three (3) Business Days prior to the LIBOR Loan. Each request for an advance hereunder shall specify the date of such loan, the type of loan, and, if a LIBOR Loan, the duration of the Interest Period applicable thereto.

         The Borrower may prepay this Note in whole or in part, at any time, without penalty or premium if the Note is bearing interest at a variable rate. The Borrower may prepay a LIBOR Loan only upon at least three (3) Business Days prior written notice to the Bank (which notice shall be irrevocable), and any such prepayment shall occur only on the last day of the Interest Period for such LIBOR Loan. The Borrower shall pay to the Bank, immediately upon request of the Bank, such amount as shall be sufficient (in the reasonable opinion of the Bank) to compensate it for any loss, cost, or expense incurred as a result of: (i) any payment of a LIBOR Loan, whether as a result of acceleration or otherwise, on a date other than the last day of the Interest Period for such Loan; (ii) the conversion prior to the last day of an applicable Interest Period into a Prime Rate Loan; (iii) any failure by the Borrower to borrow a LIBOR Loan on the date specified by Borrower's written notice; (iv) any failure by the Borrower to pay a LIBOR Loan on the date for payment specified in the Borrower's written notice. Without limiting the foregoing, the Borrower shall pay to the Bank a "yield maintenance fee" in an amount computed as follows: The current rate for United States Treasury securities (bills on a discounted basis shall be converted to a bond equivalent) with a maturity date closest to the term chosen pursuant to the Fixed Rate Election as to which the prepayment is made, shall be subtracted from the LIBOR in effect at the time of prepayment. If the result is zero or a negative number, there shall be no yield maintenance fee. If the result is a positive number, then the resulting percentage shall be multiplied by the amount of the principal balance being prepaid. The resulting amount shall be divided by 360 and multiplied by the number of days remaining in the term chosen pursuant to the Fixed Rate Election as to which the prepayment is made. Said amount shall be reduced to present value calculated by using the above referenced United States Treasury securities rate and the number of days remaining in the term chosen pursuant to the Fixed Rate Election as to which prepayment is made. The resulting amount shall be the yield maintenance fee due to the Bank upon the payment of a LIBOR Loan. Each reference in this paragraph to "Fixed Rate Election" shall mean the election by Borrower of the LIBOR Rate. If by reason of an Event of Default, the Bank elects to declare the Note to be immediately due and payable, then any yield maintenance fee with respect to a LIBOR Loan shall become due and payable in the same manner as though the Borrower had exercised such right of prepayment.

        If, at any time, the aggregate principal amount of all advances outstanding under this Note shall exceed the maximum amount permitted under this Note and the Agreement (as defined below), the Borrower shall immediately prepay so much of the outstanding principal balance, together with accrued interest on the portion of principal so prepaid, as shall be necessary in order that the unpaid principal balance, after giving effect to such prepayments, shall not be in excess of the maximum amount permitted by this Note and the Agreement.

         The Bank is authorized, but not required, to charge principal and interest due on this Note and all other amounts due hereunder to any account of the Borrower when and as it becomes due. All payments, including any prepayments as set forth above, shall, at the option of the Bank, be applied first to the payment of all costs and expenses incurred by the Bank arising out of the loan transaction evidenced by this Note, which have not been paid or reimbursed to the Bank, then to accrued interest on the unpaid principal of all advances due under this Note, and the balance on account of the principal of all advances due under this Note. All payments shall be in lawful money of the United States of America in immediately available funds. If this Note or any payment hereunder becomes due on a day which is not a Business Day, the due date of this Note or payment shall be extended to the next succeeding Business Day, and such extension of time shall be included in computing interest and fees in connection with such payment.

        If the entire amount of any required principal and/or interest is not paid in full within ten (10) days after the same is due, the Borrower shall pay to the Bank a late fee equal to two percent (2%) of the required payment

         If by reason of an Event of Default, as defined in the Agreement, the Bank elects to declare the Note to be immediately due and payable, resulting in a prepayment in whole or in part of the outstanding principal balance of the Note, then any yield maintenance fee with respect to the Note shall become due and payable in the same manner as though the Borrower had exercised such right of prepayment. Notwithstanding the foregoing, the yield maintenance fee contemplated herein shall not apply if a default is cured by the Borrower and the Note is reinstated.

         Upon the happening of any Event of Default, as defined in the Agreement, other than an Event of Default described in Sections 10.6 or 10.7 of the Agreement, the Bank may (i) declare the then principal of all advances and all interest accrued thereon and all applicable late charges and surcharges and all other liabilities and obligations of the Borrower to the Bank to be immediately due and payable, whereupon the same shall become immediately due and payable and/or (ii) terminate any obligation of the Bank to make advances hereunder and under the Agreement, all of the foregoing without presentment or demand for payment, notice of non-payment, protest or any other demand or notice of any kind, all of which are expressly waived by the Borrower. Failure to exercise either or both such options shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. Notwithstanding the foregoing, upon the occurrence of an Event of Default described in Section 10.6 or Section 10.7 of the Agreement, the outstanding principal balance of all advances and all interest accrued thereon and all applicable late charges and surcharges and all other liabilities and obligations of the Borrower to the Bank shall become automatically due and payable without presentment or demand for payment, notice of non-payment, protest or any other demand or notice of any kind, all of which are expressly waived by the Borrower.

         This Note has been executed and delivered in accordance with the Agreement, incorporated herein by reference, which sets forth further terms and conditions upon which the entire unpaid principal hereof and all interest hereon may become due and payable prior to the stated maturity hereof, and generally as to further rights of the Bank and duties of the Borrower and any guarantor, endorser or surety of any obligation of the Borrower to the Bank with respect hereto. All advances made by the Bank to the Borrower and payments of principal and interest received by the Bank shall be evidenced by notation on the books and records of the Bank which shall be conclusive as to the amounts owing to the Bank pursuant to the Note, absent manifest error; provided, however, that the failure of the Bank to make any such notation with respect to any advance or principal or interest payment shall not limit or otherwise affect the obligations of the Borrower hereunder.

        The Borrower agrees to pay all taxes levied or assessed upon the outstanding principal against any holder of this Note and to pay all costs, including reasonable attorneys' fees (including costs and expenses allocated to the Bank's internal Legal Department), costs relating to the appraisal and/or valuation of assets and all other costs and expenses incurred in the collection, protection, preservation, defense, or enforcement of this Note or in any litigation arising out of the transactions of which this Note is a part.

         The Borrower hereby grants to the Bank and any Participant (as hereafter defined) a lien, security interest, and right of set off as security for all of the Borrower's liabilities and obligations to the Bank, whether now existing or hereafter arising, upon and against all the deposits, credits, collateral and property of the Borrower now or hereafter in the possession, custody, or control of the Bank and any Participant (as hereafter defined) or any entity under the control of Fleet Financial Group, Inc. or any Participant (as hereafter defined) or in transit to any of them. At any time, without demand or notice, the Bank may set off the same or any part thereof and apply the same to any liability or obligation of the Borrower even though unmatured and regardless of the adequacy of any other collateral securing the loan evidenced hereby. TO THE EXTENT PERMITTED BY LAW, ANY AND ALL RIGHTS TO REQUIRE THE BANK TO EXERCISE ITS REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LIABILITIES PRIOR TO EXERCISING ITS RIGHT OF SET OFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER, ARE HEREBY VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVED.

         THE BANK AND THE BORROWER MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS NOTE, ANY DOCUMENT, INSTRUMENT OR AGREEMENT EVIDENCING, GOVERNING OR SECURING THIS NOTE, INCLUDING THE AFORESAID AGREEMENT (THE "LOAN DOCUMENTS") OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO ACCEPT THIS NOTE AND ENTER INTO THE LOAN TRANSACTION EVIDENCED BY THIS NOTE.

         THE BORROWER ACKNOWLEDGES THAT THE ADVANCES EVIDENCED BY THIS NOTE ARE PART OF A COMMERCIAL TRANSACTION.

         All agreements between the Borrower and the Bank are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Bank for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof; provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of the Borrower and the Bank in the execution, delivery and acceptance of this Note to contract in strict compliance with the laws of the Commonwealth of Massachusetts from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from circumstances whatsoever the Bank should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between the Borrower and the Bank.

         The Bank may at any time pledge all or any portion of its rights under the Loan Documents including any portion of this Note to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or enforcement thereof shall release the Bank from its obligations under any of the Loan Documents.

         The Bank shall have the unrestricted right at any time and from time to time, and without the consent of or notice to the Borrower, to grant to one or more banks or other financial institutions (each, a "Participant") participating interests in any or all of the loans held by the Bank hereunder. In the event of any such grant by the Bank of a participating interest to a Participant whether or not upon notice to the Borrower, the Bank shall remain responsible for the performance of its obligations hereunder and the Borrower shall continue to deal solely and directly with the Bank in connection with the Bank's rights and obligations hereunder. The Bank may furnish any information concerning the Borrower in its possession from time to time to prospective Participants, provided that the Bank shall require any such prospective Participant to agree in writing to maintain the confidentiality of such information.

         This Note shall be the joint and several obligation of each Borrower and each provision of this Note shall apply to each and all jointly and severally and to the property and liabilities of each and all. The Borrower waives diligence, demand, presentment for payment, notice of nonpayment, protest and notice of protest, and notice of any renewals or extensions of this Note, and all rights under any statute of limitations, and agrees that the time for payment of this Note may be extended at the Bank's sole discretion, without impairing the Borrower's liability hereon, and the Borrower further consents to the release of all or any part of the security for the payment hereof at the discretion of the Bank, or the release of any party liable for this obligation without affecting the liability of the other parties hereto. Any delay on the part of the Bank in exercising any right hereunder shall not operate as a waiver of any such right, and any waiver granted for one occasion shall not operate as a waiver in the event of any subsequent default. No modification or amendment hereof shall be effective unless in writing signed by the Bank and the Borrower.

         If any provision of this Note shall, to any extent, be held invalid or unenforceable, then only such provision shall be deemed ineffective and the remainder of this Note shall not be affected.

         This Note shall bind the heirs, executors, administrators, successors and assigns of the Borrower and shall inure to the benefit of the Bank, its successors and assigns and any Participant.


              (the remainder of this page intentionally left blank)





         This Note is executed as a sealed instrument and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

WITNESS:                                 BORROWER:

                                         Foilmark, Inc.



/s/ Jane E. Cohen                        BY:  /s/ Philip Leibel
-----------------------------               ------------------------------------
                                         NAME:    Philip Leibel
                                              ----------------------------------
                                         TITLE:   Vice President-Finance
                                               ---------------------------------
                                                  & Chief Financial Officer

FLEET NATIONAL BANK                                                     GUARANTY


         This Guaranty is executed and delivered as of August 6, 1999 by the undersigned, Alubec Industries, a Canadian corporation, with an address at 417 Place de Louvain, Montreal, Quebec, Canada (the "Guarantor") to FLEET NATIONAL BANK, a national banking association organized and existing under the laws of the United States of America, having an office located at One Federal Street, Boston, Massachusetts (the "Bank").

                              W I T N E S S E T H:

         WHEREAS, the Bank and Foilmark, Inc., a Delaware corporation (the "Borrower") intend to enter into a loan transaction (the "Loan"); and

         WHEREAS, the Guarantor is a subsidiary of the Borrower and will derive a direct and substantial business benefit from the consummation and existence of the Loan; and

         WHEREAS, the Bank has advised the Guarantor that it will not enter into the aforesaid loan transaction with the Borrower or continue to extend credit to the Borrower unless, among other matters, the Guarantor guarantees the punctual payment and performance of all obligations of the Borrower to the Bank as hereinafter provided, including without limitation, the punctual payment of all principal, interest and fees; and

         WHEREAS, on account of the direct and substantial business benefit to be derived by the Guarantor from the Loan, the Guarantor is willing and has agreed to guarantee the payment and performance of the aforesaid obligations, as hereinafter provided.

         NOW, THEREFORE, in consideration of any and all loans, advances, discounts and extensions of credit made and to be made by the Bank to, for the account of, or on behalf of the Borrower, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantor agrees as follows:

1. LIABILITIES. "Liabilities" shall mean any and all obligations, indebtedness and liabilities of any type of the Borrower to the Bank, whether now existing or hereafter incurred, whether or not contemplated on the date of this Guaranty, direct or indirect, primary or secondary, absolute or contingent, due or to become due, whether otherwise guaranteed or secured, and howsoever evidenced or acquired, including all obligations of the Borrower in respect of letters of credit and banker's acceptances (excluding, however, indebtedness incurred primarily for personal, family or household purposes); the obligations of the Borrower under any agreement evidencing any of the foregoing; expenses and costs incurred by the Bank in the enforcement of any of its rights with respect thereto, including without limitation reasonable attorneys' fees and costs (which may include costs and expenses allocated to the Bank's internal Legal Department); and any and all costs and expenses incurred by the Bank for appraisals, environmental site assessments, and examinations and inspections of books and records and property including, without limitation, the fees and expenses of all engineers, appraisers and other professionals, or any other expenses arising out of or with respect to the validity, enforceability, collection, defense or preservation of this Guaranty.

2. GUARANTY OF LIABILITIES. The obligations of Guarantor hereunder are primary and not contingent. Guarantor acknowledges and agrees that this Guaranty is intended to be a contract of suretyship and that the Guarantor has agreed to act as a surety to the Bank. The Guarantor hereby absolutely, irrevocably and unconditionally guarantees to the Bank the full, complete and punctual payment and performance when and as due, whether at the stated date or dates for such payment, by acceleration or otherwise, each and all of the Liabilities. If for any reason the Liabilities are unenforceable against the Borrower, then in said event, this Guaranty shall nevertheless be binding upon the Guarantor to the same extent as if the Guarantor had been the principal obligor of such Liability. To the degree any Loan proceeds are used to purchase equipment to be owned by the Guarantor, upon request by the Bank, the Guarantor shall execute a Security Agreement and Uniform Commercial Code Financing Statements appropriate to such transaction.

3. GUARANTY ABSOLUTE AND UNCONDITIONAL. This is a Guaranty of payment and not merely of collection. This is a continuing, absolute and unconditional Guaranty which is subject to no limitations except those expressly agreed to by the Guarantor and the Bank in writing. This Guaranty is not conditioned or contingent upon the genuineness, validity, or enforceability of the loan documents or other instruments relating to the creation or performance of the Liabilities or the pursuit by the Bank of any remedies which the Bank has now or may hereafter have with respect thereto under the loan documents at law, in equity, or otherwise. Furthermore, the Guarantor shall forthwith pay all sums due to the Bank hereunder without regard to any counterclaim, setoff, deduction, or defense of any kind which any party obligated under the loan documents may have or assert, and without abatement, suspension, deferment, or reduction on account of any occurrence whatsoever. All payments made in connection with this Guaranty shall be in lawful money of the United States of America in immediately available funds.

4. EVENTS OF DEFAULT. Upon the occurrence of any Event of Default as defined in a certain Amended and Restated Credit Agreement of even date by and among the Borrower and the Bank (the "Credit Agreement") the liabilities and obligations of the Guarantor hereunder shall immediately become due and payable at the election of the Bank without notice or demand. The Bank shall have no obligation to exercise any right or remedy or to seek any recovery from any party obligated under the loan documents or to realize upon any collateral prior to proceeding hereunder against the Guarantor, and likewise the enforcement of the Bank's rights against the Borrower, any other party to the loan documents, or any collateral, shall not impair the right of the Bank to enforce this Guaranty against the Guarantor. The Guarantor expressly agrees that any such action by the Bank shall never operate as a release or other diminution of the liability of the Guarantor under this Guaranty.

5. [INTENTIONALLY OMITTED]

6. GUARANTOR'S REPRESENTATIONS AND WARRANTIES. The Guarantor hereby acknowledges and agrees to be bound by the covenants applicable to the Guarantor as set forth in Sections 7 and 8 of the Credit Agreement. The Guarantor hereby further represents and warrants that: (a) neither the execution nor performance of this Guaranty will violate any indenture, agreement or other instrument to which the Guarantor is a party, or by which the Guarantor is bound, or be in conflict with, result in a breach of or constitute with due notice or lapse of time or both a default under, or except as may be provided by this Guaranty, result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of the Guarantor pursuant to any such indenture, agreement or instrument; (b) there is no action suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency now pending or, to the knowledge of the Guarantor, threatened or affecting the Guarantor which, if adversely determined, would have a material adverse effect on the business, operations, properties, assets or condition, financial or otherwise, of the Guarantor; (c) the Guarantor is not party to any agreement or instrument or subject to any restriction adversely affecting the guarantor's business, properties or assets, operations or conditions, financial or otherwise; (d) the Guarantor is not in material default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument which the Guarantor is a party; (e) the Guarantor currently is, and will be after the transaction contemplated herein, Solvent (as defined in the Credit Agreement); and (f) if a corporate, partnership, limited liability company or trust Guarantor, it is duly organized, validly existing and in good standing under the laws of the state of its formation and in every other jurisdiction, except where the failure to so qualify would not have a material adverse effect on the Guarantor, its property, its financial condition or otherwise.

7. GUARANTOR'S WAIVERS; WAIVER OF SUBROGATION. The Guarantor waives notice of the incurring of Liabilities, the acceptance of this Guaranty by the Bank; presentment and demand for payment, protest, notice of protest, notice of dishonor or non-payment of any instrument evidencing any Liabilities, acceleration, and intent to accelerate; any right to require suit against the Borrower or any other party before enforcing this Guaranty; any right to have security applied before enforcing this Guaranty in any manner; any right to marshaling of assets; the defense of impairment of collateral; and all other suretyship defenses. The Guarantor specifically waives notice of any disposition of any collateral after default or demand, as applicable, and the Guarantor shall remain liable on the Liabilities notwithstanding any claim that the disposition of any collateral was not commercially reasonable. The Guarantor consents and agrees that renewals and extensions of time of payment, surrender, release, exchange, substitution, dealing with or taking of additional collateral security, taking or release of any guarantees, abstaining from taking advantage or realizing upon any collateral security or other guarantees and any and all other forbearances or indulgences granted by the Bank to the Borrower or any other party may be made, granted and effected by the Bank without notice to the Guarantor and without in any manner affecting the Guarantor's liability hereunder. Any notice to the Guarantor by the Bank at any time shall not imply that such notice or any further or similar notice was or is required. The Guarantor also hereby waives any claim, right or remedy which the Guarantor may now have or hereafter acquire against the Borrower that arises hereunder and/or from the performance by the Guarantor hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of the Bank against the Borrower or any security which the Bank now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise. The Guarantor acknowledges that the underlying transaction to which the Guaranty relates concerns the Bank having made or making, now or in the future, loans and advances, or otherwise extending credit to the Borrower and that the Guarantor will materially and directly or indirectly receive good and valuable consideration and/or financial benefit from said underlying transactions.

8. FEES AND EXPENSES; SETOFF RIGHTS. The Guarantor agrees to pay the Bank any and all costs, expenses and reasonable attorneys' fees (which may include costs allocated to the Bank's internal Legal Department), paid or incurred by the Bank in enforcing or endeavoring to enforce this Guaranty, including, without limitation, any administrative fees such as overnight courier fees, lien search fees, and filing and recording fees. The Guarantor hereby grants to the Bank a lien, security interest, and right of setoff as security for all of the Guarantor's liabilities and obligations to the Bank, whether now existing or hereafter arising, upon and against all the deposits, credits, collateral and property of the undersigned, now or hereafter in the possession, custody, or control of Fleet National Bank, any entity under the control of Fleet Financial Group, Inc. or any participant of the Bank in the Loan ("Participant") or in transit to any of them. At any time, without demand or notice, the Bank or any Participant may set off the same or any part thereof and apply the same to any liability or obligation of the undersigned even though unmatured and regardless of the adequacy of any other collateral securing the Borrower's or the undersigned's liabilities and obligations to you. ANY AND ALL RIGHTS TO REQUIRE THE BANK OR ANY PARTICIPANT TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT OT ANY OTHER COLLATERAL WHICH SECURES THE LIABILITIES, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

9. PREFERENCE, ETC. The Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of the principal of, interest on, or fees with respect to any of the Liabilities is rescinded or must otherwise be restored or returned by the Bank upon insolvency, bankruptcy or reorganization of the Borrower or the Guarantor, or otherwise, all as though such payment had not been made.

10. CHOICE OF LAW; MODIFICATION; SUCCESSORS AND ASSIGNS. This Guaranty is executed under and shall be construed in accordance with the local laws (excluding the conflict of laws rules, so-called) of the Commonwealth of Massachusetts (the "Governing State"). This writing is intended by the parties as the final, complete and exclusive statement of the terms of this Guaranty. No course of dealing between the parties, no usage of the trade and no parol or extrinsic evidence of any nature shall be used or be relevant to supplement, explain or modify any term used herein. If any provision of this Guaranty shall to any extent be held invalid or unenforceable, then only such provision shall be deemed ineffective and the remainder of this Guaranty shall not be affected. This Guaranty may not be amended, modified or waived except by a written instrument describing such amendment, modification or waiver executed by the Guarantor and the Bank. It may not be assigned by the Guarantor. It shall inure to the benefit of the Bank and its successors and assigns and shall bind the Guarantor and the successors, representatives and heirs of the Guarantor.

11. THE GUARANTOR ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS GUARANTY IS A
PART IS A COMMERCIAL TRANSACTION.

12. THE GUARANTOR AND THE BANK KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY PROCEEDING HEREAFTER

INSTITUTED BY OR AGAINST THE GUARANTOR OR THE BANK IN RESPECT OF THIS GUARANTY OR ARISING OUT OF ANY DOCUMENT, INSTRUMENT OR AGREEMENT EVIDENCING, GOVERNING OR SECURING THIS GUARANTY OR THE LIABILITIES GUARANTEED BY THIS GUARANTY.

13. JURISDICTION AND VENUE. The Guarantor hereby irrevocably consents that any legal action or proceeding against the Guarantor or any of the Guarantor's property with respect to any matter arising under or relating to this Guaranty may be brought in any court of the Governing State, or any Federal Court of the United States of America located in the Governing State, as the Bank may elect, and by execution and delivery of this Guaranty, the Guarantor hereby submits to and accepts with regard to any such action or proceeding, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Guarantor further irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Guarantor at its address set forth herein. The foregoing, however, shall not limit the Bank's rights to serve process in any other manner permitted by law or to bring any legal action or proceeding or to obtain execution of judgment in any other jurisdiction. The Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Guaranty, and hereby further irrevocably waives any claim that the Governing State is not a convenient forum for any such suit, action or proceeding.

14. BORROWER'S DISCHARGE. If for any reason any of the Liabilities have been discharged or have become irrecoverable from the Borrower by operation of law or for any other reason, the liabilities of the Guarantor under this Guaranty shall nevertheless remain in full force and effect notwithstanding such discharge or irrevocability.

15. PROSPECTIVE TERMINATION ONLY. This Guaranty shall not be terminated until the Bank in its discretion determines that the Liabilities of the Borrower covered by this Guaranty have been satisfied in full.

16. FINANCIAL STATEMENTS. For so long as this Guaranty is in effect, the Guarantor shall deliver to the Bank such tax returns, financial statements and other information about the Guarantor's financial condition as may be required by the Credit Agreement.

17. NOTICES. Except as otherwise specifically provided for herein, any notice, demand or communication hereunder shall be given in writing (including facsimile transmission or telex) and mailed or delivered to each party at its address set forth above, or, as to each party, at such other address as shall be designated by such party by a prior notice to the other party in accordance with the terms of this provision. Any notice to the Guarantor shall be sent to the address referenced above. All notices hereunder shall be effective upon the earliest to occur of (i) five (5) business days after such notice is mailed, by registered or certified mail, postage prepaid (return receipt requested), (ii) upon delivery by hand (iii) upon delivery if delivered by overnight courier (such delivery to be evidenced by the courier's records), and (iv) in the case of any notice or communication by telex or telecopy, on the date when sent.

18. ASSIGNMENTS AND PARTICIPATIONS. The Guarantor agrees that the Bank shall have the right at all times to sell all or any portion of the Liabilities and all documents and instruments evidencing or pertaining to the Liabilities including this Guaranty. In connection therewith, the Guarantor hereby irrevocably authorizes the Bank to deliver to each such purchaser, participant and prospective purchaser or participant originals and copies of all loan documents and instruments and this Guaranty and all financial statements and other credit and factual data from time to time in the Bank's possession which relate to the Borrower and/or all guarantors, including the Guarantor. This Guaranty is expressly declared to be transferable and assignable.

19. INDEMNIFICATION. The Guarantor agrees to defend, indemnify and hold harmless the Bank and any participants, successors or assigns of the Bank and the officers, directors, employees and agents of each of them from and against any and all losses, claims, liabilities, asserted liabilities, costs and expenses, including, without limitation, costs of litigation and attorneys' fees (both the allocated costs of internal counsel and outside counsel), incurred in connection with any and all claims or proceedings for bodily injury, property damage, abatement or remediation, environmental damage or impairment or any other injury or damage (including all foreseeable and unforeseeable consequential damage) or any diminution in value of any real property resulting from or relating, directly or indirectly, to (a) any release, spilling, leaking, migrating, discharging, escaping, leaching, dumping or disposing (a "Release") into the environment of any toxic substances or hazardous wastes (actual or threatened), a threatened Release, the existence or removal of any toxic substances or hazardous wastes on, into, from, through or under any real property owned or operated by the Borrower or the Guarantor any other guarantor of the Liabilities (for purposes of this paragraph, a "Guarantor") (whether or not such Release was caused by Borrower, any Guarantor, a tenant, subtenant, prior owner or tenant or any other person and whether or not the alleged liability is attributable to the handling, storage, generation, transportation or disposal of toxic substances or hazardous wastes or the mere presence of such toxic substances or hazardous wastes) or (b) the breach or alleged breach by Borrower and each Guarantor of any federal, state or local law or regulation concerning public health, safety or the environment with respect to any real property owned or operated by the Borrower or any Guarantor and/or any business conducted thereon.

20. JOINT AND SEVERAL OBLIGATIONS; GENDER. If more than one Guarantor has signed this Guaranty, the obligations of the Guarantor are joint and several. The term "Guarantor" and all pronouns referring thereto as used herein shall be construed in the masculine, feminine, neuter or singular or plural as the context may require.

21. REPLACEMENT OF GUARANTY. Upon receipt of an affidavit of an officer of the Bank as to the loss, theft, destruction or mutilation of this Guaranty and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Guaranty, the undersigned will issue, in lieu thereof, a replacement Guaranty.

         This Guaranty has been executed by the Guarantor, through its duly authorized representative where required, as of the date above written.

                                       Alubec Industries


/s/ Lori S. Westerholm              By:   /s/ Philip Leibel
-------------------------------        ---------------------------------------
Witness                                Its:  Treasurer & Chief Financial Officer

FLEET NATIONAL BANK                                                     GUARANTY


         This Guaranty is executed and delivered as of August 6, 1999 by the undersigned, Foilmark Manufacturing Corporation, a Delaware corporation, with an address at 5 Malcolm Hoyt Drive, Newburyport, Massachusetts (the "Guarantor") to FLEET NATIONAL BANK, a national banking association organized and existing under the laws of the United States of America, having an office located at One Federal Street, Boston, Massachusetts (the "Bank").

                              W I T N E S S E T H:

         WHEREAS, the Bank and Foilmark, Inc., a Delaware corporation (the "Borrower") intend to enter into a loan transaction (the "Loan"); and

         WHEREAS, the Guarantor is a subsidiary of the Borrower and will derive a direct and substantial business benefit from the consummation and existence of the Loan; and

         WHEREAS, the Bank has advised the Guarantor that it will not enter into the aforesaid loan transaction with the Borrower or continue to extend credit to the Borrower unless, among other matters, the Guarantor guarantees the punctual payment and performance of all obligations of the Borrower to the Bank as hereinafter provided, including without limitation, the punctual payment of all principal, interest and fees; and

         WHEREAS, on account of the direct and substantial business benefit to be derived by the Guarantor from the Loan, the Guarantor is willing and has agreed to guarantee the payment and performance of the aforesaid obligations, as hereinafter provided.

         NOW, THEREFORE, in consideration of any and all loans, advances, discounts and extensions of credit made and to be made by the Bank to, for the account of, or on behalf of the Borrower, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantor agrees as follows:

1. LIABILITIES. "Liabilities" shall mean any and all obligations, indebtedness and liabilities of any type of the Borrower to the Bank, whether now existing or hereafter incurred, whether or not contemplated on the date of this Guaranty, direct or indirect, primary or secondary, absolute or contingent, due or to become due, whether otherwise guaranteed or secured, and howsoever evidenced or acquired, including all obligations of the Borrower in respect of letters of credit and banker's acceptances (excluding, however, indebtedness incurred primarily for personal, family or household purposes); the obligations of the Borrower under any agreement evidencing any of the foregoing; expenses and costs incurred by the Bank in the enforcement of any of its rights with respect thereto, including without limitation reasonable attorneys' fees and costs (which may include costs and expenses allocated to the Bank's internal Legal Department); and any and all costs and expenses incurred by the Bank for appraisals, environmental site assessments, and examinations and inspections of books and records and property including, without limitation, the fees and expenses of all engineers, appraisers and other professionals, or any other expenses arising out of or with respect to the validity, enforceability, collection, defense or preservation of this Guaranty. Any collateral or security previously granted by the Guarantor to the Bank to secure any Liabilities, shall also be deemed to secure this Guaranty.

2. GUARANTY OF LIABILITIES. The obligations of Guarantor hereunder are primary and not contingent. Guarantor acknowledges and agrees that this Guaranty is intended to be a contract of suretyship and that the Guarantor has agreed to act as a surety to the Bank. The Guarantor hereby absolutely, irrevocably and unconditionally guarantees to the Bank the full, complete and punctual payment and performance when and as due, whether at the stated date or dates for such payment, by acceleration or otherwise, each and all of the Liabilities. If for any reason the Liabilities are unenforceable against the Borrower, then in said event, this Guaranty shall nevertheless be binding upon the Guarantor to the same extent as if the Guarantor had been the principal obligor of such Liability.

3. GUARANTY ABSOLUTE AND UNCONDITIONAL. This is a Guaranty of payment and not merely of collection. This is a continuing, absolute and unconditional Guaranty which is subject to no limitations except those expressly agreed to by the Guarantor and the Bank in writing. This Guaranty is not conditioned or contingent upon the genuineness, validity, or enforceability of the loan documents or other instruments relating to the creation or performance of the Liabilities or the pursuit by the Bank of any remedies which the Bank has now or may hereafter have with respect thereto under the loan documents at law, in equity, or otherwise. Furthermore, the Guarantor shall forthwith pay all sums due to the Bank hereunder without regard to any counterclaim, setoff, deduction, or defense of any kind which any party obligated under the loan documents may have or assert, and without abatement, suspension, deferment, or reduction on account of any occurrence whatsoever. All payments made in connection with this Guaranty shall be in lawful money of the United States of America in immediately available funds.

4. EVENTS OF DEFAULT. Upon the occurrence of any Event of Default as defined n a certain Amended and Restated Credit Agreement of even date by and among the Borrower and the Bank (the "Credit Agreement") the liabilities and obligations of the Guarantor hereunder shall immediately become due and payable at the election of the Bank without notice or demand. The Bank shall have no obligation to exercise any right or remedy or to seek any recovery from any party obligated under the loan documents or to realize upon any collateral prior to proceeding hereunder against the Guarantor, and likewise the enforcement of the Bank's rights against the Borrower, any other party to the loan documents, or any collateral, shall not impair the right of the Bank to enforce this Guaranty against the Guarantor. The Guarantor expressly agrees that any such action by the Bank shall never operate as a release or other diminution of the liability of the Guarantor under this Guaranty.

5. [INTENTIONALLY OMITTED]

6. GUARANTOR'S REPRESENTATIONS AND WARRANTIES. The Guarantor hereby acknowledges and agrees to be bound by the covenants applicable to the Guarantor as set forth in Sections 7 and 8 of the Credit Agreement. The Guarantor hereby further represents and warrants that: (a) neither the execution nor performance of this Guaranty will violate any indenture, agreement or other instrument to which the Guarantor is a party, or by which the Guarantor is bound, or be in conflict with, result in a breach of or constitute with due notice or lapse of time or both a default under, or except as may be provided by this Guaranty, result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of the Guarantor pursuant to any such indenture, agreement or instrument; (b) there is no action suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency now pending or, to the knowledge of the Guarantor, threatened or affecting the Guarantor which, if adversely determined, would have a material adverse effect on the business, operations, properties, assets or condition, financial or otherwise, of the Guarantor; (c) the Guarantor is not party to any agreement or instrument or subject to any restriction adversely affecting the guarantor's business, properties or assets, operations or conditions, financial or otherwise; (d) the Guarantor is not in material default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument which the Guarantor is a party; (e) the Guarantor currently is, and will be after the transaction contemplated herein, Solvent (as defined in the Credit Agreement); and (f) if a corporate, partnership, limited liability company or trust Guarantor, it is duly organized, validly existing and in good standing under the laws of the state of its formation and in every other jurisdiction, except where the failure to so qualify would not have a material adverse effect on the Guarantor, its property, its financial condition or otherwise.

7. GUARANTOR'S WAIVERS; WAIVER OF SUBROGATION. The Guarantor waives notice of the incurring of Liabilities, the acceptance of this Guaranty by the Bank; presentment and demand for payment, protest, notice of protest, notice of dishonor or non-payment of any instrument evidencing any Liabilities, acceleration, and intent to accelerate; any right to require suit against the Borrower or any other party before enforcing this Guaranty; any right to have security applied before enforcing this Guaranty in any manner; any right to marshaling of assets; the defense of impairment of collateral; and all other suretyship defenses. The Guarantor specifically waives notice of any disposition of any collateral after default or demand, as applicable, and the Guarantor shall remain liable on the Liabilities notwithstanding any claim that the disposition of any collateral was not commercially reasonable. The Guarantor consents and agrees that renewals and extensions of time of payment, surrender, release, exchange, substitution, dealing with or taking of additional collateral security, taking or release of any guarantees, abstaining from taking advantage or realizing upon any collateral security or other guarantees and any and all other forbearances or indulgences granted by the Bank to the Borrower or any other party may be made, granted and effected by the Bank without notice to the Guarantor and without in any manner affecting the Guarantor's liability hereunder. Any notice to the Guarantor by the Bank at any time shall not imply that such notice or any further or similar notice was or is required. The Guarantor also hereby waives any claim, right or remedy which the Guarantor may now have or hereafter acquire against the Borrower that arises hereunder and/or from the performance by the Guarantor hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of the Bank against the Borrower or any security which the Bank now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise. The Guarantor acknowledges that the underlying transaction to which the Guaranty relates concerns the Bank having made or making, now or in the future, loans and advances, or otherwise extending credit to the Borrower and that the Guarantor will materially and directly or indirectly receive good and valuable consideration and/or financial benefit from said underlying transactions.

8. FEES AND EXPENSES; SETOFF RIGHTS. The Guarantor agrees to pay the Bank any and all costs, expenses and reasonable attorneys' fees (which may include costs allocated to the Bank's internal Legal Department), paid or incurred by the Bank in enforcing or endeavoring to enforce this Guaranty, including, without limitation, any administrative fees such as overnight courier fees, lien search fees, and filing and recording fees. The Guarantor hereby grants to the Bank a lien, security interest, and right of setoff as security for all of the Guarantor's liabilities and obligations to the Bank, whether now existing or hereafter arising, upon and against all the deposits, credits, collateral and property of the undersigned, now or hereafter in the possession, custody, or control of Fleet National Bank, any entity under the control of Fleet Financial Group, Inc. or any participant of the Bank in the Loan ("Participant") or in transit to any of them. At any time, without demand or notice, the Bank or any Participant may set off the same or any part thereof and apply the same to any liability or obligation of the undersigned even though unmatured and regardless of the adequacy of any other collateral securing the Borrower's or the undersigned's liabilities and obligations to you. ANY AND ALL RIGHTS TO REQUIRE THE BANK OR ANY PARTICIPANT TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT OT ANY OTHER COLLATERAL WHICH SECURES THE LIABILITIES, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

9. PREFERENCE, ETC. The Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of the principal of, interest on, or fees with respect to any of the Liabilities is rescinded or must otherwise be restored or returned by the Bank upon insolvency, bankruptcy or reorganization of the Borrower or the Guarantor, or otherwise, all as though such payment had not been made.

10. CHOICE OF LAW; MODIFICATION; SUCCESSORS AND ASSIGNS. This Guaranty is executed under and shall be construed in accordance with the local laws (excluding the conflict of laws rules, so-called) of the Commonwealth of Massachusetts (the "Governing State"). This writing is intended by the parties as the final, complete and exclusive statement of the terms of this Guaranty. No course of dealing between the parties, no usage of the trade and no parol or extrinsic evidence of any nature shall be used or be relevant to supplement, explain or modify any term used herein. If any provision of this Guaranty shall to any extent be held invalid or unenforceable, then only such provision shall be deemed ineffective and the remainder of this Guaranty shall not be affected. This Guaranty may not be amended, modified or waived except by a written instrument describing such amendment, modification or waiver executed by the Guarantor and the Bank. It may not be assigned by the Guarantor. It shall inure to the benefit of the Bank and its successors and assigns and shall bind the Guarantor and the successors, representatives and heirs of the Guarantor.

11. THE GUARANTOR ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS GUARANTY IS A
PART IS A COMMERCIAL TRANSACTION.

12. THE GUARANTOR AND THE BANK KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY PROCEEDING HEREAFTER

INSTITUTED BY OR AGAINST THE GUARANTOR OR THE BANK IN RESPECT OF THIS GUARANTY OR ARISING OUT OF ANY DOCUMENT, INSTRUMENT OR AGREEMENT EVIDENCING, GOVERNING OR SECURING THIS GUARANTY OR THE LIABILITIES GUARANTEED BY THIS GUARANTY.

13. JURISDICTION AND VENUE. The Guarantor hereby irrevocably consents that any legal action or proceeding against the Guarantor or any of the Guarantor's property with respect to any matter arising under or relating to this Guaranty may be brought in any court of the Governing State, or any Federal Court of the United States of America located in the Governing State, as the Bank may elect, and by execution and delivery of this Guaranty, the Guarantor hereby submits to and accepts with regard to any such action or proceeding, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Guarantor further irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Guarantor at its address set forth herein. The foregoing, however, shall not limit the Bank's rights to serve process in any other manner permitted by law or to bring any legal action or proceeding or to obtain execution of judgment in any other jurisdiction. The Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Guaranty, and hereby further irrevocably waives any claim that the Governing State is not a convenient forum for any such suit, action or proceeding.

14. BORROWER'S DISCHARGE. If for any reason any of the Liabilities have been discharged or have become irrecoverable from the Borrower by operation of law or for any other reason, the liabilities of the Guarantor under this Guaranty shall nevertheless remain in full force and effect notwithstanding such discharge or irrevocability.

15. PROSPECTIVE TERMINATION ONLY. This Guaranty shall not be terminated until the Bank in its discretion determines that the Liabilities of the Borrower covered by this Guaranty have been satisfied in full.

16. FINANCIAL STATEMENTS. For so long as this Guaranty is in effect, the Guarantor shall deliver to the Bank such tax returns, financial statements and other information about the Guarantor's financial condition as may be required by the Credit Agreement.

17. NOTICES. Except as otherwise specifically provided for herein, any notice, demand or communication hereunder shall be given in writing (including facsimile transmission or telex) and mailed or delivered to each party at its address set forth above, or, as to each party, at such other address as shall be designated by such party by a prior notice to the other party in accordance with the terms of this provision. Any notice to the Guarantor shall be sent to the address referenced above. All notices hereunder shall be effective upon the earliest to occur of (i) five (5) business days after such notice is mailed, by registered or certified mail, postage prepaid (return receipt requested), (ii) upon delivery by hand (iii) upon delivery if delivered by overnight courier (such delivery to be evidenced by the courier's records), and (iv) in the case of any notice or communication by telex or telecopy, on the date when sent.

18. ASSIGNMENTS AND PARTICIPATIONS. The Guarantor agrees that the Bank shall have the right at all times to sell all or any portion of the Liabilities and all documents and instruments evidencing or pertaining to the Liabilities including this Guaranty. In connection therewith, the Guarantor hereby irrevocably authorizes the Bank to deliver to each such purchaser, participant and prospective purchaser or participant originals and copies of all loan documents and instruments and this Guaranty and all financial statements and other credit and factual data from time to time in the Bank's possession which relate to the Borrower and/or all guarantors, including the Guarantor. This Guaranty is expressly declared to be transferable and assignable.

19. INDEMNIFICATION. The Guarantor agrees to defend, indemnify and hold harmless the Bank and any participants, successors or assigns of the Bank and the officers, directors, employees and agents of each of them from and against any and all losses, claims, liabilities, asserted liabilities, costs and expenses, including, without limitation, costs of litigation and attorneys' fees (both the allocated costs of internal counsel and outside counsel), incurred in connection with any and all claims or proceedings for bodily injury, property damage, abatement or remediation, environmental damage or impairment or any other injury or damage (including all foreseeable and unforeseeable consequential damage) or any diminution in value of any real property resulting from or relating, directly or indirectly, to (a) any release, spilling, leaking, migrating, discharging, escaping, leaching, dumping or disposing (a "Release") into the environment of any toxic substances or hazardous wastes (actual or threatened), a threatened Release, the existence or removal of any toxic substances or hazardous wastes on, into, from, through or under any real property owned or operated by the Borrower or the Guarantor any other guarantor of the Liabilities (for purposes of this paragraph, a "Guarantor") (whether or not such Release was caused by Borrower, any Guarantor, a tenant, subtenant, prior owner or tenant or any other person and whether or not the alleged liability is attributable to the handling, storage, generation, transportation or disposal of toxic substances or hazardous wastes or the mere presence of such toxic substances or hazardous wastes) or (b) the breach or alleged breach by Borrower and each Guarantor of any federal, state or local law or regulation concerning public health, safety or the environment with respect to any real property owned or operated by the Borrower or any Guarantor and/or any business conducted thereon.

20. JOINT AND SEVERAL OBLIGATIONS; GENDER. If more than one Guarantor has signed this Guaranty, the obligations of the Guarantor are joint and several. The term "Guarantor" and all pronouns referring thereto as used herein shall be construed in the masculine, feminine, neuter or singular or plural as the context may require.

21. REPLACEMENT OF GUARANTY. Upon receipt of an affidavit of an officer of the Bank as to the loss, theft, destruction or mutilation of this Guaranty and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Guaranty, the undersigned will issue, in lieu thereof, a replacement Guaranty.

         This Guaranty has been executed by the Guarantor, through its duly authorized representative where required, as of the date above written.

                                     Foilmark Manufacturing Corporation


/s/ Lori S. Westerholm               By: /s/ Philip Leibel
--------------------------------        ---------------------------------------
Witness                                 Its: Treasurer & Chief Financial Officer

FLEET NATIONAL BANK                                                     GUARANTY

         This Guaranty is executed and delivered as of August 6, 1999 by the undersigned, HoloPak Technologies, Inc., a Delaware corporation, with an address at 9 Cotters Lane, East Brunswick, New Jersey (the "Guarantor") to FLEET NATIONAL BANK, a national banking association organized and existing under the laws of the United States of America, having an office located at One Federal Street, Boston, Massachusetts (the "Bank").
                              W I T N E S S E T H:

         WHEREAS, the Bank and Foilmark, Inc., a Delaware corporation (the "Borrower") intend to enter into a loan transaction (the "Loan"); and

         WHEREAS, the Guarantor is a subsidiary of the Borrower and will derive a direct and substantial business benefit from the consummation and existence of the Loan; and

         WHEREAS, the Bank has advised the Guarantor that it will not enter into the aforesaid loan transaction with the Borrower or continue to extend credit to the Borrower unless, among other matters, the Guarantor guarantees the punctual payment and performance of all obligations of the Borrower to the Bank as hereinafter provided, including without limitation, the punctual payment of all principal, interest and fees; and

         WHEREAS, on account of the direct and substantial business benefit to be derived by the Guarantor from the Loan, the Guarantor is willing and has agreed to guarantee the payment and performance of the aforesaid obligations, as hereinafter provided.

         NOW, THEREFORE, in consideration of any and all loans, advances, discounts and extensions of credit made and to be made by the Bank to, for the account of, or on behalf of the Borrower, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantor agrees as follows:

1. LIABILITIES. "Liabilities" shall mean any and all obligations, indebtedness and liabilities of any type of the Borrower to the Bank, whether now existing or hereafter incurred, whether or not contemplated on the date of this Guaranty, direct or indirect, primary or secondary, absolute or contingent, due or to become due, whether otherwise guaranteed or secured, and howsoever evidenced or acquired, including all obligations of the Borrower in respect of letters of credit and banker's acceptances (excluding, however, indebtedness incurred primarily for personal, family or household purposes); the obligations of the Borrower under any agreement evidencing any of the foregoing; expenses and costs incurred by the Bank in the enforcement of any of its rights with respect thereto, including without limitation reasonable attorneys' fees and costs (which may include costs and expenses allocated to the Bank's internal Legal Department); and any and all costs and expenses incurred by the Bank for appraisals, environmental site assessments, and examinations and inspections of books and records and property including, without limitation, the fees and expenses of all engineers, appraisers and other professionals, or any other expenses arising out of or with respect to the validity, enforceability, collection, defense or preservation of this Guaranty.

2. GUARANTY OF LIABILITIES. The obligations of Guarantor hereunder are primary and not contingent. Guarantor acknowledges and agrees that this Guaranty is intended to be a contract of suretyship and that the Guarantor has agreed to act as a surety to the Bank. The Guarantor hereby absolutely, irrevocably and unconditionally guarantees to the Bank the full, complete and punctual payment and performance when and as due, whether at the stated date or dates for such payment, by acceleration or otherwise, each and all of the Liabilities. If for any reason the Liabilities are unenforceable against the Borrower, then in said event, this Guaranty shall nevertheless be binding upon the Guarantor to the same extent as if the Guarantor had been the principal obligor of such Liability.




3. GUARANTY ABSOLUTE AND UNCONDITIONAL. This is a Guaranty of payment and not merely of collection. This is a continuing, absolute and unconditional Guaranty which is subject to no limitations except those expressly agreed to by the Guarantor and the Bank in writing. This Guaranty is not conditioned or contingent upon the genuineness, validity, or enforceability of the loan documents or other instruments relating to the creation or performance of the Liabilities or the pursuit by the Bank of any remedies which the Bank has now or may hereafter have with respect thereto under the loan documents at law, in equity, or otherwise. Furthermore, the Guarantor shall forthwith pay all sums due to the Bank hereunder without regard to any counterclaim, setoff, deduction, or defense of any kind which any party obligated under the loan documents may have or assert, and without abatement, suspension, deferment, or reduction on account of any occurrence whatsoever. All payments made in connection with this Guaranty shall be in lawful money of the United States of America in immediately available funds.

4. EVENTS OF DEFAULT. Upon the occurrence of any Event of Default as defined in a certain Amended and Restated Credit Agreement of even date by and among the Borrower and the Bank (the "Credit Agreement") the liabilities and obligations of the Guarantor hereunder shall immediately become due and payable at the election of the Bank without notice or demand. The Bank shall have no obligation to exercise any right or remedy or to seek any recovery from any party obligated under the loan documents or to realize upon any collateral prior to proceeding hereunder against the Guarantor, and likewise the enforcement of the Bank's rights against the Borrower, any other party to the loan documents, or any collateral, shall not impair the right of the Bank to enforce this Guaranty against the Guarantor. The Guarantor expressly agrees that any such action by the Bank shall never operate as a release or other diminution of the liability of the Guarantor under this Guaranty.

5. [INTENTIONALLY OMITTED]

6. GUARANTOR'S REPRESENTATIONS AND WARRANTIES. The Guarantor hereby acknowledges and agrees to be bound by the covenants applicable to the Guarantor as set forth in Sections 7 and 8 of the Credit Agreement. The Guarantor hereby further represents and warrants that: (a) neither the execution nor performance of this Guaranty will violate any indenture, agreement or other instrument to which the Guarantor is a party, or by which the Guarantor is bound, or be in conflict with, result in a breach of or constitute with due notice or lapse of time or both a default under, or except as may be provided by this Guaranty, result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of the Guarantor pursuant to any such indenture, agreement or instrument; (b) there is no action suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency now pending or, to the knowledge of the Guarantor, threatened or affecting the Guarantor which, if adversely determined, would have a material adverse effect on the business, operations, properties, assets or condition, financial or otherwise, of the Guarantor; (c) the Guarantor is not party to any agreement or instrument or subject to any restriction adversely affecting the guarantor's business, properties or assets, operations or conditions, financial or otherwise; (d) the Guarantor is not in material default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument which the Guarantor is a party; (e) the Guarantor currently is, and will be after the transaction contemplated herein, Solvent (as defined in the Credit Agreement); and (f) if a corporate, partnership, limited liability company or trust Guarantor, it is duly organized, validly existing and in good standing under the laws of the state of its formation and in every other jurisdiction, except where the failure to so qualify would not have a material adverse effect on the Guarantor, its property, its financial condition or otherwise.

7. GUARANTOR'S WAIVERS; WAIVER OF SUBROGATION. The Guarantor waives notice of the incurring of Liabilities, the acceptance of this Guaranty by the Bank; presentment and demand for payment, protest, notice of protest, notice of dishonor or non-payment of any instrument evidencing any Liabilities, acceleration, and intent to accelerate; any right to require suit against the Borrower or any other party before enforcing this Guaranty; any right to have security applied before enforcing this Guaranty in any manner; any right to marshaling of assets; the defense of impairment of collateral; and all other suretyship defenses. The Guarantor specifically waives notice of any disposition of any collateral after default or demand, as applicable, and the Guarantor shall remain liable on the Liabilities notwithstanding any claim that the disposition of any collateral was not commercially reasonable. The Guarantor consents and agrees that renewals and extensions of time of payment, surrender, release, exchange, substitution, dealing with or taking of additional collateral security, taking or release of any guarantees, abstaining from taking advantage or realizing upon any collateral security or other guarantees and any and all other forbearances or indulgences granted by the Bank to the Borrower or any other party may be made, granted and effected by the Bank without notice to the Guarantor and without in any manner affecting the Guarantor's liability hereunder. Any notice to the Guarantor by the Bank at any time shall not imply that such notice or any further or similar notice was or is required. The Guarantor also hereby waives any claim, right or remedy which the Guarantor may now have or hereafter acquire against the Borrower that arises hereunder and/or from the performance by the Guarantor hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of the Bank against the Borrower or any security which the Bank now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise. The Guarantor acknowledges that the underlying transaction to which the Guaranty relates concerns the Bank having made or making, now or in the future, loans and advances, or otherwise extending credit to the Borrower and that the Guarantor will materially and directly or indirectly receive good and valuable consideration and/or financial benefit from said underlying transactions.

8. FEES AND EXPENSES; SETOFF RIGHTS. The Guarantor agrees to pay the Bank any and all costs, expenses and reasonable attorneys' fees (which may include costs allocated to the Bank's internal Legal Department), paid or incurred by the Bank in enforcing or endeavoring to enforce this Guaranty, including, without limitation, any administrative fees such as overnight courier fees, lien search fees, and filing and recording fees. The Guarantor hereby grants to the Bank a lien, security interest, and right of setoff as security for all of the Guarantor's liabilities and obligations to the Bank, whether now existing or hereafter arising, upon and against all the deposits, credits, collateral and property of the undersigned, now or hereafter in the possession, custody, or control of Fleet National Bank, any entity under the control of Fleet Financial Group, Inc. or any participant of the Bank in the Loan ("Participant") or in transit to any of them. At any time, without demand or notice, the Bank or any Participant may set off the same or any part thereof and apply the same to any liability or obligation of the undersigned even though unmatured and regardless of the adequacy of any other collateral securing the Borrower's or the undersigned's liabilities and obligations to you. ANY AND ALL RIGHTS TO REQUIRE THE BANK OR ANY PARTICIPANT TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT OT ANY OTHER COLLATERAL WHICH SECURES THE LIABILITIES, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

9. PREFERENCE, ETC. The Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of the principal of, interest on, or fees with respect to any of the Liabilities is rescinded or must otherwise be restored or returned by the Bank upon insolvency, bankruptcy or reorganization of the Borrower or the Guarantor, or otherwise, all as though such payment had not been made.

10. CHOICE OF LAW; MODIFICATION; SUCCESSORS AND ASSIGNS. This Guaranty is executed under and shall be construed in accordance with the local laws (excluding the conflict of laws rules, so-called) of the Commonwealth of Massachusetts (the "Governing State"). This writing is intended by the parties as the final, complete and exclusive statement of the terms of this Guaranty. No course of dealing between the parties, no usage of the trade and no parol or extrinsic evidence of any nature shall be used or be relevant to supplement, explain or modify any term used herein. If any provision of this Guaranty shall to any extent be held invalid or unenforceable, then only such provision shall be deemed ineffective and the remainder of this Guaranty shall not be affected. This Guaranty may not be amended, modified or waived except by a written instrument describing such amendment, modification or waiver executed by the Guarantor and the Bank. It may not be assigned by the Guarantor. It shall inure to the benefit of the Bank and its successors and assigns and shall bind the Guarantor and the successors, representatives and heirs of the Guarantor.

11. THE GUARANTOR ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS GUARANTY IS A
PART IS A COMMERCIAL TRANSACTION.

12. THE GUARANTOR AND THE BANK KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY PROCEEDING HEREAFTER INSTITUTED BY OR AGAINST THE GUARANTOR OR THE BANK IN RESPECT OF THIS GUARANTY OR ARISING OUT OF ANY DOCUMENT, INSTRUMENT OR AGREEMENT

EVIDENCING, GOVERNING OR SECURING THIS GUARANTY OR THE LIABILITIES GUARANTEED BY THIS GUARANTY.

13. JURISDICTION AND VENUE. The Guarantor hereby irrevocably consents that any legal action or proceeding against the Guarantor or any of the Guarantor's property with respect to any matter arising under or relating to this Guaranty may be brought in any court of the Governing State, or any Federal Court of the United States of America located in the Governing State, as the Bank may elect, and by execution and delivery of this Guaranty, the Guarantor hereby submits to and accepts with regard to any such action or proceeding, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Guarantor further irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Guarantor at its address set forth herein. The foregoing, however, shall not limit the Bank's rights to serve process in any other manner permitted by law or to bring any legal action or proceeding or to obtain execution of judgment in any other jurisdiction. The Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Guaranty, and hereby further irrevocably waives any claim that the Governing State is not a convenient forum for any such suit, action or proceeding.

14. BORROWER'S DISCHARGE. If for any reason any of the Liabilities have been discharged or have become irrecoverable from the Borrower by operation of law or for any other reason, the liabilities of the Guarantor under this Guaranty shall nevertheless remain in full force and effect notwithstanding such discharge or irrevocability.

15. PROSPECTIVE TERMINATION ONLY. This Guaranty shall not be terminated until the Bank in its discretion determines that the Liabilities of the Borrower covered by this Guaranty have been satisfied in full.

16. FINANCIAL STATEMENTS. For so long as this Guaranty is in effect, the Guarantor shall deliver to the Bank such tax returns, financial statements and other information about the Guarantor's financial condition may be required by the Credit Agreement.

17. NOTICES. Except as otherwise specifically provided for herein, any notice, demand or communication hereunder shall be given in writing (including facsimile transmission or telex) and mailed or delivered to each party at its address set forth above, or, as to each party, at such other address as shall be designated by such party by a prior notice to the other party in accordance with the terms of this provision. Any notice to the Guarantor shall be sent to the address referenced above. All notices hereunder shall be effective upon the earliest to occur of (i) five (5) business days after such notice is mailed, by registered or certified mail, postage prepaid (return receipt requested), (ii) upon delivery by hand (iii) upon delivery if delivered by overnight courier (such delivery to be evidenced by the courier's records), and (iv) in the case of any notice or communication by telex or telecopy, on the date when sent.

18. ASSIGNMENTS AND PARTICIPATIONS. The Guarantor agrees that the Bank shall have the right at all times to sell all or any portion of the Liabilities and all documents and instruments evidencing or pertaining to the Liabilities including this Guaranty. In connection therewith, the Guarantor hereby irrevocably authorizes the Bank to deliver to each such purchaser, participant and prospective purchaser or participant originals and copies of all loan documents and instruments and this Guaranty and all financial statements and other credit and factual data from time to time in the Bank's possession which relate to the Borrower and/or all guarantors, including the Guarantor. This Guaranty is expressly declared to be transferable and assignable.

19. INDEMNIFICATION. The Guarantor agrees to defend, indemnify and hold harmless the Bank and any participants, successors or assigns of the Bank and the officers, directors, employees and agents of each of them from and against any and all losses, claims, liabilities, asserted liabilities, costs and expenses, including, without limitation, costs of litigation and attorneys' fees (both the allocated costs of internal counsel and outside counsel), incurred in connection with any and all claims or proceedings for bodily injury, property damage, abatement or remediation, environmental damage or impairment or any other injury or damage (including all foreseeable and unforeseeable consequential damage) or any diminution in value of any real property resulting from or relating, directly or indirectly, to (a) any release, spilling, leaking, migrating, discharging, escaping, leaching, dumping or disposing (a "Release") into the environment of any toxic substances or hazardous wastes (actual or threatened), a threatened Release, the existence or removal of any toxic substances or hazardous wastes on, into, from, through or under any real property owned or operated by the Borrower or the Guarantor any other guarantor of the Liabilities (for purposes of this paragraph, a "Guarantor") (whether or not such Release was caused by Borrower, any Guarantor, a tenant, subtenant, prior owner or tenant or any other person and whether or not the alleged liability is attributable to the handling, storage, generation, transportation or disposal of toxic substances or hazardous wastes or the mere presence of such toxic substances or hazardous wastes) or (b) the breach or alleged breach by Borrower and each Guarantor of any federal, state or local law or regulation concerning public health, safety or the environment with respect to any real property owned or operated by the Borrower or any Guarantor and/or any business conducted thereon.

20. JOINT AND SEVERAL OBLIGATIONS; GENDER. If more than one Guarantor has signed this Guaranty, the obligations of the Guarantor are joint and several. The term "Guarantor" and all pronouns referring thereto as used herein shall be construed in the masculine, feminine, neuter or singular or plural as the context may require.

21. REPLACEMENT OF GUARANTY. Upon receipt of an affidavit of an officer of the Bank as to the loss, theft, destruction or mutilation of this Guaranty and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Guaranty, the undersigned will issue, in lieu thereof, a replacement Guaranty.

         This Guaranty has been executed by the Guarantor, through its duly authorized representative where required, as of the date above written.

                                    HoloPak Technologies, Inc.


/s/ Lori S. Westerholm              By: /s/ Philip Leibel
-------------------------------        ----------------------------------------
Witness                                Its: Treasurer & Chief Financial Officer

FLEET NATIONAL BANK                                                     GUARANTY


         This Guaranty is executed and delivered as of August 6, 1999 by the undersigned, Foilmark Foreign Sales Corporation, a Barbados corporation, with an address at Christ Church (the "Guarantor") to FLEET NATIONAL BANK, a national banking association organized and existing under the laws of the United States of America, having an office located at One Federal Street, Boston, Massachusetts (the "Bank").

                              W I T N E S S E T H:

         WHEREAS, the Bank and Foilmark, Inc., a Delaware corporation (the "Borrower") intend to enter into a loan transaction (the "Loan"); and

         WHEREAS, the Guarantor is a subsidiary of the Borrower and will derive a direct and substantial business benefit from the consummation and existence of the Loan; and

         WHEREAS, the Bank has advised the Guarantor that it will not enter into the aforesaid loan transaction with the Borrower or continue to extend credit to the Borrower unless, among other matters, the Guarantor guarantees the punctual payment and performance of all obligations of the Borrower to the Bank as hereinafter provided, including without limitation, the punctual payment of all principal, interest and fees; and

         WHEREAS, on account of the direct and substantial business benefit to be derived by the Guarantor from the Loan, the Guarantor is willing and has agreed to guarantee the payment and performance of the aforesaid obligations, as hereinafter provided.

         NOW, THEREFORE, in consideration of any and all loans, advances, discounts and extensions of credit made and to be made by the Bank to, for the account of, or on behalf of the Borrower, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantor agrees as follows:

1. LIABILITIES. "Liabilities" shall mean any and all obligations, indebtedness and liabilities of any type of the Borrower to the Bank, whether now existing or hereafter incurred, whether or not contemplated on the date of this Guaranty, direct or indirect, primary or secondary, absolute or contingent, due or to become due, whether otherwise guaranteed or secured, and howsoever evidenced or acquired, including all obligations of the Borrower in respect of letters of credit and banker's acceptances (excluding, however, indebtedness incurred primarily for personal, family or household purposes); the obligations of the Borrower under any agreement evidencing any of the foregoing; expenses and costs incurred by the Bank in the enforcement of any of its rights with respect thereto, including without limitation reasonable attorneys' fees and costs (which may include costs and expenses allocated to the Bank's internal Legal Department); and any and all costs and expenses incurred by the Bank for appraisals, environmental site assessments, and examinations and inspections of books and records and property including, without limitation, the fees and expenses of all engineers, appraisers and other professionals, or any other expenses arising out of or with respect to the validity, enforceability, collection, defense or preservation of this Guaranty.

2. GUARANTY OF LIABILITIES. The obligations of Guarantor hereunder are primary and not contingent. Guarantor acknowledges and agrees that this Guaranty is intended to be a contract of suretyship and that the Guarantor has agreed to act as a surety to the Bank. The Guarantor hereby absolutely, irrevocably and unconditionally guarantees to the Bank the full, complete and punctual payment and performance when and as due, whether at the stated date or dates for such payment, by acceleration or otherwise, each and all of the Liabilities. If for any reason the Liabilities are unenforceable against the Borrower, then in said event, this Guaranty shall nevertheless be binding upon the Guarantor to the same extent as if the Guarantor had been the principal obligor of such Liability. To the degree any Loan proceeds are used to purchase equipment to be owned by the Guarantor, upon request by the Bank, the Guarantor shall execute a Security Agreement and Uniform Commercial Code Financing Statements appropriate to such transaction.

3. GUARANTY ABSOLUTE AND UNCONDITIONAL. This is a Guaranty of payment and not merely of collection. This is a continuing, absolute and unconditional Guaranty which is subject to no limitations except those expressly agreed to by the Guarantor and the Bank in writing. This Guaranty is not conditioned or contingent upon the genuineness, validity, or enforceability of the loan documents or other instruments relating to the creation or performance of the Liabilities or the pursuit by the Bank of any remedies which the Bank has now or may hereafter have with respect thereto under the loan documents at law, in equity, or otherwise. Furthermore, the Guarantor shall forthwith pay all sums due to the Bank hereunder without regard to any counterclaim, setoff, deduction, or defense of any kind which any party obligated under the loan documents may have or assert, and without abatement, suspension, deferment, or reduction on account of any occurrence whatsoever. All payments made in connection with this Guaranty shall be in lawful money of the United States of America in immediately available funds.

4. EVENTS OF DEFAULT. Upon the occurrence of any Event of Default as defined in a certain Amended and Restated Credit Agreement of even date by and among the Borrower and the Bank (the "Credit Agreement") the liabilities and obligations of the Guarantor hereunder shall immediately become due and payable at the election of the Bank without notice or demand. The Bank shall have no obligation to exercise any right or remedy or to seek any recovery from any party obligated under the loan documents or to realize upon any collateral prior to proceeding hereunder against the Guarantor, and likewise the enforcement of the Bank's rights against the Borrower, any other party to the loan documents, or any collateral, shall not impair the right of the Bank to enforce this Guaranty against the Guarantor. The Guarantor expressly agrees that any such action by the Bank shall never operate as a release or other diminution of the liability of the Guarantor under this Guaranty.

5. [INTENTIONALLY OMITTED]

6. GUARANTOR'S REPRESENTATIONS AND WARRANTIES. The Guarantor hereby acknowledges and agrees to be bound by the covenants applicable to the Guarantor as set forth in Sections 7 and 8 of the Credit Agreement. The Guarantor hereby further represents and warrants that: (a) neither the execution nor performance of this Guaranty will violate any indenture, agreement or other instrument to which the Guarantor is a party, or by which the Guarantor is bound, or be in conflict with, result in a breach of or constitute with due notice or lapse of time or both a default under, or except as may be provided by this Guaranty, result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of the Guarantor pursuant to any such indenture, agreement or instrument; (b) there is no action suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency now pending or, to the knowledge of the Guarantor, threatened or affecting the Guarantor which, if adversely determined, would have a material adverse effect on the business, operations, properties, assets or condition, financial or otherwise, of the Guarantor; (c) the Guarantor is not party to any agreement or instrument or subject to any restriction adversely affecting the guarantor's business, properties or assets, operations or conditions, financial or otherwise; (d) the Guarantor is not in material default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument which the Guarantor is a party; (e) the Guarantor currently is, and will be after the transaction contemplated herein, Solvent (as defined in the Credit Agreement); and (f) if a corporate, partnership, limited liability company or trust Guarantor, it is duly organized, validly existing and in good standing under the laws of the state of its formation and in every other jurisdiction, except where the failure to so qualify would not have a material adverse effect on the Guarantor, its property, its financial condition or otherwise.

7. GUARANTOR'S WAIVERS; WAIVER OF SUBROGATION. The Guarantor waives notice of the incurring of Liabilities, the acceptance of this Guaranty by the Bank; presentment and demand for payment, protest, notice of protest, notice of dishonor or non-payment of any instrument evidencing any Liabilities, acceleration, and intent to accelerate; any right to require suit against the Borrower or any other party before enforcing this Guaranty; any right to have security applied before enforcing this Guaranty in any manner; any right to marshaling of assets; the defense of impairment of collateral; and all other suretyship defenses. The Guarantor specifically waives notice of any disposition of any collateral after default or demand, as applicable, and the Guarantor shall remain liable on the Liabilities notwithstanding any claim that the disposition of any collateral was not commercially reasonable. The Guarantor consents and agrees that renewals and extensions of time of payment, surrender, release, exchange, substitution, dealing with or taking of additional collateral security, taking or release of any guarantees, abstaining from taking advantage or realizing upon any collateral security or other guarantees and any and all other forbearances or indulgences granted by the Bank to the Borrower or any other party may be made, granted and effected by the Bank without notice to the Guarantor and without in any manner affecting the Guarantor's liability hereunder. Any notice to the Guarantor by the Bank at any time shall not imply that such notice or any further or similar notice was or is required. The Guarantor also hereby waives any claim, right or remedy which the Guarantor may now have or hereafter acquire against the Borrower that arises hereunder and/or from the performance by the Guarantor hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of the Bank against the Borrower or any security which the Bank now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise. The Guarantor acknowledges that the underlying transaction to which the Guaranty relates concerns the Bank having made or making, now or in the future, loans and advances, or otherwise extending credit to the Borrower and that the Guarantor will materially and directly or indirectly receive good and valuable consideration and/or financial benefit from said underlying transactions.

8. FEES AND EXPENSES; SETOFF RIGHTS. The Guarantor agrees to pay the Bank any and all costs, expenses and reasonable attorneys' fees (which may include costs allocated to the Bank's internal Legal Department), paid or incurred by the Bank in enforcing or endeavoring to enforce this Guaranty, including, without limitation, any administrative fees such as overnight courier fees, lien search fees, and filing and recording fees. The Guarantor hereby grants to the Bank a lien, security interest, and right of setoff as security for all of the Guarantor's liabilities and obligations to the Bank, whether now existing or hereafter arising, upon and against all the deposits, credits, collateral and property of the undersigned, now or hereafter in the possession, custody, or control of Fleet National Bank, any entity under the control of Fleet Financial Group, Inc. or any participant of the Bank in the Loan ("Participant") or in transit to any of them. At any time, without demand or notice, the Bank or any Participant may set off the same or any part thereof and apply the same to any liability or obligation of the undersigned even though unmatured and regardless of the adequacy of any other collateral securing the Borrower's or the undersigned's liabilities and obligations to you. ANY AND ALL RIGHTS TO REQUIRE THE BANK OR ANY PARTICIPANT TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT OT ANY OTHER COLLATERAL WHICH SECURES THE LIABILITIES, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

9. PREFERENCE, ETC. The Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of the principal of, interest on, or fees with respect to any of the Liabilities is rescinded or must otherwise be restored or returned by the Bank upon insolvency, bankruptcy or reorganization of the Borrower or the Guarantor, or otherwise, all as though such payment had not been made.

10. CHOICE OF LAW; MODIFICATION; SUCCESSORS AND ASSIGNS. This Guaranty is executed under and shall be construed in accordance with the local laws (excluding the conflict of laws rules, so-called) of the Commonwealth of Massachusetts (the "Governing State"). This writing is intended by the parties as the final, complete and exclusive statement of the terms of this Guaranty. No course of dealing between the parties, no usage of the trade and no parol or extrinsic evidence of any nature shall be used or be relevant to supplement, explain or modify any term used herein. If any provision of this Guaranty shall to any extent be held invalid or unenforceable, then only such provision shall be deemed ineffective and the remainder of this Guaranty shall not be affected. This Guaranty may not be amended, modified or waived except by a written instrument describing such amendment, modification or waiver executed by the Guarantor and the Bank. It may not be assigned by the Guarantor. It shall inure to the benefit of the Bank and its successors and assigns and shall bind the Guarantor and the successors, representatives and heirs of the Guarantor.

11. THE GUARANTOR ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS GUARANTY IS A
PART IS A COMMERCIAL TRANSACTION.

12. THE GUARANTOR AND THE BANK KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY PROCEEDING HEREAFTER

INSTITUTED BY OR AGAINST THE GUARANTOR OR THE BANK IN RESPECT OF THIS GUARANTY OR ARISING OUT OF ANY DOCUMENT, INSTRUMENT OR AGREEMENT EVIDENCING, GOVERNING OR SECURING THIS GUARANTY OR THE LIABILITIES GUARANTEED BY THIS GUARANTY.

13. JURISDICTION AND VENUE. The Guarantor hereby irrevocably consents that any legal action or proceeding against the Guarantor or any of the Guarantor's property with respect to any matter arising under or relating to this Guaranty may be brought in any court of the Governing State, or any Federal Court of the United States of America located in the Governing State, as the Bank may elect, and by execution and delivery of this Guaranty, the Guarantor hereby submits to and accepts with regard to any such action or proceeding, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Guarantor further irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Guarantor at its address set forth herein. The foregoing, however, shall not limit the Bank's rights to serve process in any other manner permitted by law or to bring any legal action or proceeding or to obtain execution of judgment in any other jurisdiction. The Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Guaranty, and hereby further irrevocably waives any claim that the Governing State is not a convenient forum for any such suit, action or proceeding.

14. BORROWER'S DISCHARGE. If for any reason any of the Liabilities have been discharged or have become irrecoverable from the Borrower by operation of law or for any other reason, the liabilities of the Guarantor under this Guaranty shall nevertheless remain in full force and effect notwithstanding such discharge or irrevocability.

15. PROSPECTIVE TERMINATION ONLY. This Guaranty shall not be terminated until the Bank in its discretion determines that the Liabilities of the Borrower covered by this Guaranty have been satisfied in full.

16. FINANCIAL STATEMENTS. For so long as this Guaranty is in effect, the Guarantor shall deliver to the Bank such tax returns, financial statements and other information about the Guarantor's financial condition as may be required by the Credit Agreement.

17. NOTICES. Except as otherwise specifically provided for herein, any notice, demand or communication hereunder shall be given in writing (including facsimile transmission or telex) and mailed or delivered to each party at its address set forth above, or, as to each party, at such other address as shall be designated by such party by a prior notice to the other party in accordance with the terms of this provision. Any notice to the Guarantor shall be sent to the address referenced above. All notices hereunder shall be effective upon the earliest to occur of (i) five (5) business days after such notice is mailed, by registered or certified mail, postage prepaid (return receipt requested), (ii) upon delivery by hand (iii) upon delivery if delivered by overnight courier (such delivery to be evidenced by the courier's records), and (iv) in the case of any notice or communication by telex or telecopy, on the date when sent.

18. ASSIGNMENTS AND PARTICIPATIONS. The Guarantor agrees that the Bank shall have the right at all times to sell all or any portion of the Liabilities and all documents and instruments evidencing or pertaining to the Liabilities including this Guaranty. In connection therewith, the Guarantor hereby irrevocably authorizes the Bank to deliver to each such purchaser, participant and prospective purchaser or participant originals and copies of all loan documents and instruments and this Guaranty and all financial statements and other credit and factual data from time to time in the Bank's possession which relate to the Borrower and/or all guarantors, including the Guarantor. This Guaranty is expressly declared to be transferable and assignable.

19. INDEMNIFICATION. The Guarantor agrees to defend, indemnify and hold harmless the Bank and any participants, successors or assigns of the Bank and the officers, directors, employees and agents of each of them from and against any and all losses, claims, liabilities, asserted liabilities, costs and expenses, including, without limitation, costs of litigation and attorneys' fees (both the allocated costs of internal counsel and outside counsel), incurred in connection with any and all claims or proceedings for bodily injury, property damage, abatement or remediation, environmental damage or impairment or any other injury or damage (including all foreseeable and unforeseeable consequential damage) or any diminution in value of any real property resulting from or relating, directly or indirectly, to (a) any release, spilling, leaking, migrating, discharging, escaping, leaching, dumping or disposing (a "Release") into the environment of any toxic substances or hazardous wastes (actual or threatened), a threatened Release, the existence or removal of any toxic substances or hazardous wastes on, into, from, through or under any real property owned or operated by the Borrower or the Guarantor any other guarantor of the Liabilities (for purposes of this paragraph, a "Guarantor") (whether or not such Release was caused by Borrower, any Guarantor, a tenant, subtenant, prior owner or tenant or any other person and whether or not the alleged liability is attributable to the handling, storage, generation, transportation or disposal of toxic substances or hazardous wastes or the mere presence of such toxic substances or hazardous wastes) or (b) the breach or alleged breach by Borrower and each Guarantor of any federal, state or local law or regulation concerning public health, safety or the environment with respect to any real property owned or operated by the Borrower or any Guarantor and/or any business conducted thereon.

20. JOINT AND SEVERAL OBLIGATIONS; GENDER. If more than one Guarantor has signed this Guaranty, the obligations of the Guarantor are joint and several. The term "Guarantor" and all pronouns referring thereto as used herein shall be construed in the masculine, feminine, neuter or singular or plural as the context may require.

21. REPLACEMENT OF GUARANTY. Upon receipt of an affidavit of an officer of the Bank as to the loss, theft, destruction or mutilation of this Guaranty and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Guaranty, the undersigned will issue, in lieu thereof, a replacement Guaranty.

         This Guaranty has been executed by the Guarantor, through its duly authorized representative where required, as of the date above written.

                                         Foilmark Foreign Sales Corporation


/s/ Lori S. Westerholm                   By: /s/ Philip Leibel
------------------------------              ------------------------------------
Witness                                     Its: Treasurer

FLEET NATIONAL BANK                                                     GUARANTY


         This Guaranty is executed and delivered as of August 6, 1999 by the undersigned, 2945-5469 Quebec, Inc., a Canadian corporation, with an address at 417 Place de Louvain, Montreal, Quebec (the "Guarantor") to FLEET NATIONAL BANK, a national banking association organized and existing under the laws of the United States of America, having an office located at One Federal Street, Boston, Massachusetts (the "Bank").


                              W I T N E S S E T H:

         WHEREAS, the Bank and Foilmark, Inc., a Delaware corporation (the "Borrower") intend to enter into a loan transaction (the "Loan"); and

         WHEREAS, the Guarantor is a subsidiary of HoloPak Technologies, Inc., a Delaware corporation, which is a subsidiary of the Borrower, and will derive a direct and substantial business benefit from the consummation and existence of the Loan; and

         WHEREAS, the Bank has advised the Guarantor that it will not enter into the aforesaid loan transaction with the Borrower or continue to extend credit to the Borrower unless, among other matters, the Guarantor guarantees the punctual payment and performance of all obligations of the Borrower to the Bank as hereinafter provided, including without limitation, the punctual payment of all principal, interest and fees; and

         WHEREAS, on account of the direct and substantial business benefit to be derived by the Guarantor from the Loan, the Guarantor is willing and has agreed to guarantee the payment and performance of the aforesaid obligations, as hereinafter provided.

         NOW, THEREFORE, in consideration of any and all loans, advances, discounts and extensions of credit made and to be made by the Bank to, for the account of, or on behalf of the Borrower, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantor agrees as follows:

1. LIABILITIES. "Liabilities" shall mean any and all obligations, indebtedness and liabilities of any type of the Borrower to the Bank, whether now existing or hereafter incurred, whether or not contemplated on the date of this Guaranty, direct or indirect, primary or secondary, absolute or contingent, due or to become due, whether otherwise guaranteed or secured, and howsoever evidenced or acquired, including all obligations of the Borrower in respect of letters of credit and banker's acceptances (excluding, however, indebtedness incurred primarily for personal, family or household purposes); the obligations of the Borrower under any agreement evidencing any of the foregoing; expenses and costs incurred by the Bank in the enforcement of any of its rights with respect thereto, including without limitation reasonable attorneys' fees and costs (which may include costs and expenses allocated to the Bank's internal Legal Department); and any and all costs and expenses incurred by the Bank for appraisals, environmental site assessments, and examinations and inspections of books and records and property including, without limitation, the fees and expenses of all engineers, appraisers and other professionals, or any other expenses arising out of or with respect to the validity, enforceability, collection, defense or preservation of this Guaranty.

2. GUARANTY OF LIABILITIES. The obligations of Guarantor hereunder are primary and not contingent. Guarantor acknowledges and agrees that this Guaranty is intended to be a contract of suretyship and that the Guarantor has agreed to act as a surety to the Bank. The Guarantor hereby absolutely, irrevocably and unconditionally guarantees to the Bank the full, complete and punctual payment and performance when and as due, whether at the stated date or dates for such payment, by acceleration or otherwise, each and all of the Liabilities. If for any reason the Liabilities are unenforceable against the Borrower, then in said event, this Guaranty shall nevertheless be binding upon the Guarantor to the same extent as if the Guarantor had been the principal obligor of such Liability. To the degree any Loan proceeds are used to purchase equipment to be owned by the Guarantor, upon request by the Bank, the Guarantor shall execute a Security Agreement and Uniform Commercial Code Financing Statements appropriate to such transaction.

3. GUARANTY ABSOLUTE AND UNCONDITIONAL. This is a Guaranty of payment and not merely of collection. This is a continuing, absolute and unconditional Guaranty which is subject to no limitations except those expressly agreed to by the Guarantor and the Bank in writing. This Guaranty is not conditioned or contingent upon the genuineness, validity, or enforceability of the loan documents or other instruments relating to the creation or performance of the Liabilities or the pursuit by the Bank of any remedies which the Bank has now or may hereafter have with respect thereto under the loan documents at law, in equity, or otherwise. Furthermore, the Guarantor shall forthwith pay all sums due to the Bank hereunder without regard to any counterclaim, setoff, deduction, or defense of any kind which any party obligated under the loan documents may have or assert, and without abatement, suspension, deferment, or reduction on account of any occurrence whatsoever. All payments made in connection with this Guaranty shall be in lawful money of the United States of America in immediately available funds.

4. EVENTS OF DEFAULT. Upon the occurrence of any Event of Default as defined in a certain Amended and Restated Credit Agreement of even date by and among the Borrower and the Bank (the "Credit Agreement") the liabilities and obligations of the Guarantor hereunder shall immediately become due and payable at the election of the Bank without notice or demand. The Bank shall have no obligation to exercise any right or remedy or to seek any recovery from any party obligated under the loan documents or to realize upon any collateral prior to proceeding hereunder against the Guarantor, and likewise the enforcement of the Bank's rights against the Borrower, any other party to the loan documents, or any collateral, shall not impair the right of the Bank to enforce this Guaranty against the Guarantor. The Guarantor expressly agrees that any such action by the Bank shall never operate as a release or other diminution of the liability of the Guarantor under this Guaranty.

5. [INTENTIONALLY OMITTED]

6. GUARANTOR'S REPRESENTATIONS AND WARRANTIES. The Guarantor hereby acknowledges and agrees to be bound by the covenants applicable to the Guarantor as set forth in Sections 7 and 8 of the Credit Agreement. The Guarantor hereby further represents and warrants that: (a) neither the execution nor performance of this Guaranty will violate any indenture, agreement or other instrument to which the Guarantor is a party, or by which the Guarantor is bound, or be in conflict with, result in a breach of or constitute with due notice or lapse of time or both a default under, or except as may be provided by this Guaranty, result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of the Guarantor pursuant to any such indenture, agreement or instrument; (b) there is no action suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency now pending or, to the knowledge of the Guarantor, threatened or affecting the Guarantor which, if adversely determined, would have a material adverse effect on the business, operations, properties, assets or condition, financial or otherwise, of the Guarantor; (c) the Guarantor is not party to any agreement or instrument or subject to any restriction adversely affecting the guarantor's business, properties or assets, operations or conditions, financial or otherwise; (d) the Guarantor is not in material default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument which the Guarantor is a party; (e) the Guarantor currently is, and will be after the transaction contemplated herein, Solvent (as defined in the Credit Agreement); and (f) if a corporate, partnership, limited liability company or trust Guarantor, it is duly organized, validly existing and in good standing under the laws of the state of its formation and in every other jurisdiction, except where the failure to so qualify would not have a material adverse effect on the Guarantor, its property, its financial condition or otherwise.

7. GUARANTOR'S WAIVERS; WAIVER OF SUBROGATION. The Guarantor waives notice of the incurring of Liabilities, the acceptance of this Guaranty by the Bank; presentment and demand for payment, protest, notice of protest, notice of dishonor or non-payment of any instrument evidencing any Liabilities, acceleration, and intent to accelerate; any right to require suit against the Borrower or any other party before enforcing this Guaranty; any right to have security applied before enforcing this Guaranty in any manner; any right to marshaling of assets; the defense of impairment of collateral; and all other suretyship defenses. The Guarantor specifically waives notice of any disposition of any collateral after default or demand, as applicable, and the Guarantor shall remain liable on the Liabilities notwithstanding any claim that the disposition of any collateral was not commercially reasonable. The Guarantor consents and agrees that renewals and extensions of time of payment, surrender, release, exchange, substitution, dealing with or taking of additional collateral security, taking or release of any guarantees, abstaining from taking advantage or realizing upon any collateral security or other guarantees and any and all other forbearances or indulgences granted by the Bank to the Borrower or any other party may be made, granted and effected by the Bank without notice to the Guarantor and without in any manner affecting the Guarantor's liability hereunder. Any notice to the Guarantor by the Bank at any time shall not imply that such notice or any further or similar notice was or is required. The Guarantor also hereby waives any claim, right or remedy which the Guarantor may now have or hereafter acquire against the Borrower that arises hereunder and/or from the performance by the Guarantor hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of the Bank against the Borrower or any security which the Bank now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise. The Guarantor acknowledges that the underlying transaction to which the Guaranty relates concerns the Bank having made or making, now or in the future, loans and advances, or otherwise extending credit to the Borrower and that the Guarantor will materially and directly or indirectly receive good and valuable consideration and/or financial benefit from said underlying transactions.

8. FEES AND EXPENSES; SETOFF RIGHTS. The Guarantor agrees to pay the Bank any and all costs, expenses and reasonable attorneys' fees (which may include costs allocated to the Bank's internal Legal Department), paid or incurred by the Bank in enforcing or endeavoring to enforce this Guaranty, including, without limitation, any administrative fees such as overnight courier fees, lien search fees, and filing and recording fees. The Guarantor hereby grants to the Bank a lien, security interest, and right of setoff as security for all of the Guarantor's liabilities and obligations to the Bank, whether now existing or hereafter arising, upon and against all the deposits, credits, collateral and property of the undersigned, now or hereafter in the possession, custody, or control of Fleet National Bank, any entity under the control of Fleet Financial Group, Inc. or any participant of the Bank in the Loan ("Participant") or in transit to any of them. At any time, without demand or notice, the Bank or any Participant may set off the same or any part thereof and apply the same to any liability or obligation of the undersigned even though unmatured and regardless of the adequacy of any other collateral securing the Borrower's or the undersigned's liabilities and obligations to you. ANY AND ALL RIGHTS TO REQUIRE THE BANK OR ANY PARTICIPANT TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT OT ANY OTHER COLLATERAL WHICH SECURES THE LIABILITIES, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

9. PREFERENCE, ETC. The Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of the principal of, interest on, or fees with respect to any of the Liabilities is rescinded or must otherwise be restored or returned by the Bank upon insolvency, bankruptcy or reorganization of the Borrower or the Guarantor, or otherwise, all as though such payment had not been made.

10. CHOICE OF LAW; MODIFICATION; SUCCESSORS AND ASSIGNS. This Guaranty is executed under and shall be construed in accordance with the local laws (excluding the conflict of laws rules, so-called) of the Commonwealth of Massachusetts (the "Governing State"). This writing is intended by the parties as the final, complete and exclusive statement of the terms of this Guaranty. No course of dealing between the parties, no usage of the trade and no parol or extrinsic evidence of any nature shall be used or be relevant to supplement, explain or modify any term used herein. If any provision of this Guaranty shall to any extent be held invalid or unenforceable, then only such provision shall be deemed ineffective and the remainder of this Guaranty shall not be affected. This Guaranty may not be amended, modified or waived except by a written instrument describing such amendment, modification or waiver executed by the Guarantor and the Bank. It may not be assigned by the Guarantor. It shall inure to the benefit of the Bank and its successors and assigns and shall bind the Guarantor and the successors, representatives and heirs of the Guarantor.

11. THE GUARANTOR ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS GUARANTY IS A
PART IS A COMMERCIAL TRANSACTION.

12. THE GUARANTOR AND THE BANK KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY PROCEEDING HEREAFTER INSTITUTED BY OR AGAINST THE GUARANTOR OR THE BANK IN RESPECT OF THIS GUARANTY OR ARISING OUT OF ANY DOCUMENT, INSTRUMENT OR AGREEMENT EVIDENCING, GOVERNING OR SECURING THIS GUARANTY OR THE LIABILITIES GUARANTEED BY THIS GUARANTY.

13. JURISDICTION AND VENUE. The Guarantor hereby irrevocably consents that any legal action or proceeding against the Guarantor or any of the Guarantor's property with respect to any matter arising under or relating to this Guaranty may be brought in any court of the Governing State, or any Federal Court of the United States of America located in the Governing State, as the Bank may elect, and by execution and delivery of this Guaranty, the Guarantor hereby submits to and accepts with regard to any such action or proceeding, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Guarantor further irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Guarantor at its address set forth herein. The foregoing, however, shall not limit the Bank's rights to serve process in any other manner permitted by law or to bring any legal action or proceeding or to obtain execution of judgment in any other jurisdiction. The Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Guaranty, and hereby further irrevocably waives any claim that the Governing State is not a convenient forum for any such suit, action or proceeding.

14. BORROWER'S DISCHARGE. If for any reason any of the Liabilities have been discharged or have become irrecoverable from the Borrower by operation of law or for any other reason, the liabilities of the Guarantor under this Guaranty shall nevertheless remain in full force and effect notwithstanding such discharge or irrevocability.

15. PROSPECTIVE TERMINATION ONLY. This Guaranty shall not be terminated until the Bank in its discretion determines that the Liabilities of the Borrower covered by this Guaranty have been satisfied in full.

16. FINANCIAL STATEMENTS. For so long as this Guaranty is in effect, the Guarantor shall deliver to the Bank such tax returns, financial statements and other information about the Guarantor's financial condition as may be required by the Credit Agreement.

17. NOTICES. Except as otherwise specifically provided for herein, any notice, demand or communication hereunder shall be given in writing (including facsimile transmission or telex) and mailed or delivered to each party at its address set forth above, or, as to each party, at such other address as shall be designated by such party by a prior notice to the other party in accordance with the terms of this provision. Any notice to the Guarantor shall be sent to the address referenced above. All notices hereunder shall be effective upon the earliest to occur of (i) five (5) business days after such notice is mailed, by registered or certified mail, postage prepaid (return receipt requested), (ii) upon delivery by hand (iii) upon delivery if delivered by overnight courier (such delivery to be evidenced by the courier's records), and (iv) in the case of any notice or communication by telex or telecopy, on the date when sent.

18. ASSIGNMENTS AND PARTICIPATIONS. The Guarantor agrees that the Bank shall have the right at all times to sell all or any portion of the Liabilities and all documents and instruments evidencing or pertaining to the Liabilities including this Guaranty. In connection therewith, the Guarantor hereby irrevocably authorizes the Bank to deliver to each such purchaser, participant and prospective purchaser or participant originals and copies of all loan documents and instruments and this Guaranty and all financial statements and other credit and factual data from time to time in the Bank's possession which relate to the Borrower and/or all guarantors, including the Guarantor. This Guaranty is expressly declared to be transferable and assignable.

19. INDEMNIFICATION. The Guarantor agrees to defend, indemnify and hold harmless the Bank and any participants, successors or assigns of the Bank and the officers, directors, employees and agents of each of them from and against any and all losses, claims, liabilities, asserted liabilities, costs and expenses, including, without limitation, costs of litigation and attorneys' fees (both the allocated costs of internal counsel and outside counsel), incurred in connection with any and all claims or proceedings for bodily injury, property damage, abatement or remediation, environmental damage or impairment or any other injury or damage (including all foreseeable and unforeseeable consequential damage) or any diminution in value of any real property resulting from or relating, directly or indirectly, to (a) any release, spilling, leaking, migrating, discharging, escaping, leaching, dumping or disposing (a "Release") into the environment of any toxic substances or hazardous wastes (actual or threatened), a threatened Release, the existence or removal of any toxic substances or hazardous wastes on, into, from, through or under any real property owned or operated by the Borrower or the Guarantor any other guarantor of the Liabilities (for purposes of this paragraph, a "Guarantor") (whether or not such Release was caused by Borrower, any Guarantor, a tenant, subtenant, prior owner or tenant or any other person and whether or not the alleged liability is attributable to the handling, storage, generation, transportation or disposal of toxic substances or hazardous wastes or the mere presence of such toxic substances or hazardous wastes) or (b) the breach or alleged breach by Borrower and each Guarantor of any federal, state or local law or regulation concerning public health, safety or the environment with respect to any real property owned or operated by the Borrower or any Guarantor and/or any business conducted thereon.

20. JOINT AND SEVERAL OBLIGATIONS; GENDER. If more than one Guarantor has signed this Guaranty, the obligations of the Guarantor are joint and several. The term "Guarantor" and all pronouns referring thereto as used herein shall be construed in the masculine, feminine, neuter or singular or plural as the context may require.

21. REPLACEMENT OF GUARANTY. Upon receipt of an affidavit of an officer of the Bank as to the loss, theft, destruction or mutilation of this Guaranty and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Guaranty, the undersigned will issue, in lieu thereof, a replacement Guaranty.

         This Guaranty has been executed by the Guarantor, through its duly authorized representative where required, as of the date above written.

                                      2945-5469 Quebec, Inc.


/s/ Lori S. Westerholm            By: /s/ Philip Leibel
-----------------------------         ------------------------------------------
Witness                               Its: Treasurer and Chief Financial Officer

FLEET NATIONAL BANK                                                     GUARANTY


         This Guaranty is executed and delivered as of August 6, 1999 by the undersigned, Transfer Print Foils, Inc., a New Jersey corporation, with an address at 9 Cotters Lane, East Brunswick, New Jersey (the "Guarantor") to FLEET NATIONAL BANK, a national banking association organized and existing under the laws of the United States of America, having an office located at One Federal Street, Boston, Massachusetts (the "Bank").

                              W I T N E S S E T H:

         WHEREAS, the Bank and Foilmark, Inc., a Delaware corporation (the "Borrower") intend to enter into a loan transaction (the "Loan"); and

         WHEREAS, the Guarantor is a subsidiary of the Borrower and will derive a direct and substantial business benefit from the consummation and existence of the Loan; and

         WHEREAS, the Bank has advised the Guarantor that it will not enter into the aforesaid loan transaction with the Borrower or continue to extend credit to the Borrower unless, among other matters, the Guarantor guarantees the punctual payment and performance of all obligations of the Borrower to the Bank as hereinafter provided, including without limitation, the punctual payment of all principal, interest and fees; and

         WHEREAS, on account of the direct and substantial business benefit to be derived by the Guarantor from the Loan, the Guarantor is willing and has agreed to guarantee the payment and performance of the aforesaid obligations, as hereinafter provided.

         NOW, THEREFORE, in consideration of any and all loans, advances, discounts and extensions of credit made and to be made by the Bank to, for the account of, or on behalf of the Borrower, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantor agrees as follows:

1. LIABILITIES. "Liabilities" shall mean any and all obligations, indebtedness and liabilities of any type of the Borrower to the Bank, whether now existing or hereafter incurred, whether or not contemplated on the date of this Guaranty, direct or indirect, primary or secondary, absolute or contingent, due or to become due, whether otherwise guaranteed or secured, and howsoever evidenced or acquired, including all obligations of the Borrower in respect of letters of credit and banker's acceptances (excluding, however, indebtedness incurred primarily for personal, family or household purposes); the obligations of the Borrower under any agreement evidencing any of the foregoing; expenses and costs incurred by the Bank in the enforcement of any of its rights with respect thereto, including without limitation reasonable attorneys' fees and costs (which may include costs and expenses allocated to the Bank's internal Legal Department); and any and all costs and expenses incurred by the Bank for appraisals, environmental site assessments, and examinations and inspections of books and records and property including, without limitation, the fees and expenses of all engineers, appraisers and other professionals, or any other expenses arising out of or with respect to the validity, enforceability, collection, defense or preservation of this Guaranty.

2. GUARANTY OF LIABILITIES. The obligations of Guarantor hereunder are primary and not contingent. Guarantor acknowledges and agrees that this Guaranty is intended to be a contract of suretyship and that the Guarantor has agreed to act as a surety to the Bank. The Guarantor hereby absolutely, irrevocably and unconditionally guarantees to the Bank the full, complete and punctual payment and performance when and as due, whether at the stated date or dates for such payment, by acceleration or otherwise, each and all of the Liabilities. If for any reason the Liabilities are unenforceable against the Borrower, then in said event, this Guaranty shall nevertheless be binding upon the Guarantor to the same extent as if the Guarantor had been the principal obligor of such Liability.

3. GUARANTY ABSOLUTE AND UNCONDITIONAL. This is a Guaranty of payment and not merely of collection. This is a continuing, absolute and unconditional Guaranty which is subject to no limitations except those expressly agreed to by the Guarantor and the Bank in writing. This Guaranty is not conditioned or contingent upon the genuineness, validity, or enforceability of the loan documents or other instruments relating to the creation or performance of the Liabilities or the pursuit by the Bank of any remedies which the Bank has now or may hereafter have with respect thereto under the loan documents at law, in equity, or otherwise. Furthermore, the Guarantor shall forthwith pay all sums due to the Bank hereunder without regard to any counterclaim, setoff, deduction, or defense of any kind which any party obligated under the loan documents may have or assert, and without abatement, suspension, deferment, or reduction on account of any occurrence whatsoever. All payments made in connection with this Guaranty shall be in lawful money of the United States of America in immediately available funds.

4. EVENTS OF DEFAULT. Upon the occurrence of any Event of Default as defined in a certain Amended and Restated Credit Agreement of even date by and among the Borrower and the Bank (the "Credit Agreement") the liabilities and obligations of the Guarantor hereunder shall immediately become due and payable at the election of the Bank without notice or demand. The Bank shall have no obligation to exercise any right or remedy or to seek any recovery from any party obligated under the loan documents or to realize upon any collateral prior to proceeding hereunder against the Guarantor, and likewise the enforcement of the Bank's rights against the Borrower, any other party to the loan documents, or any collateral, shall not impair the right of the Bank to enforce this Guaranty against the Guarantor. The Guarantor expressly agrees that any such action by the Bank shall never operate as a release or other diminution of the liability of the Guarantor under this Guaranty.

5. [INTENTIONALLY DELETED]

6. GUARANTOR'S REPRESENTATIONS AND WARRANTIES. The Guarantor hereby acknowledges and agrees to be bound by the covenants applicable to the Guarantor as set forth in Sections 7 and 8 of the Credit Agreement. The Guarantor hereby further represents and warrants that: (a) neither the execution nor performance of this Guaranty will violate any indenture, agreement or other instrument to which the Guarantor is a party, or by which the Guarantor is bound, or be in conflict with, result in a breach of or constitute with due notice or lapse of time or both a default under, or except as may be provided by this Guaranty, result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of the Guarantor pursuant to any such indenture, agreement or instrument; (b) there is no action suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency now pending or, to the knowledge of the Guarantor, threatened or affecting the Guarantor which, if adversely determined, would have a material adverse effect on the business, operations, properties, assets or condition, financial or otherwise, of the Guarantor; (c) the Guarantor is not party to any agreement or instrument or subject to any restriction adversely affecting the guarantor's business, properties or assets, operations or conditions, financial or otherwise; (d) the Guarantor is not in material default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument which the Guarantor is a party; (e) the Guarantor currently is, and will be after the transaction contemplated herein, Solvent (as defined in the Credit Agreement); and (f) if a corporate, partnership, limited liability company or trust Guarantor, it is duly organized, validly existing and in good standing under the laws of the state of its formation and in every other jurisdiction, except where the failure to so qualify would not have a material adverse effect on the Guarantor, its property, its financial condition or otherwise.

7. GUARANTOR'S WAIVERS; WAIVER OF SUBROGATION. The Guarantor waives notice of the incurring of Liabilities, the acceptance of this Guaranty by the Bank; presentment and demand for payment, protest, notice of protest, notice of dishonor or non-payment of any instrument evidencing any Liabilities, acceleration, and intent to accelerate; any right to require suit against the Borrower or any other party before enforcing this Guaranty; any right to have security applied before enforcing this Guaranty in any manner; any right to marshaling of assets; the defense of impairment of collateral; and all other suretyship defenses. The Guarantor specifically waives notice of any disposition of any collateral after default or demand, as applicable, and the Guarantor shall remain liable on the Liabilities notwithstanding any claim that the disposition of any collateral was not commercially reasonable. The Guarantor consents and agrees that renewals and extensions of time of payment, surrender, release, exchange, substitution, dealing with or taking of additional collateral security, taking or release of any guarantees, abstaining from taking advantage or realizing upon any collateral security or other guarantees and any and all other forbearances or indulgences granted by the Bank to the Borrower or any other party may be made, granted and effected by the Bank without notice to the Guarantor and without in any manner affecting the Guarantor's liability hereunder. Any notice to the Guarantor by the Bank at any time shall not imply that such notice or any further or similar notice was or is required. The Guarantor also hereby waives any claim, right or remedy which the Guarantor may now have or hereafter acquire against the Borrower that arises hereunder and/or from the performance by the Guarantor hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of the Bank against the Borrower or any security which the Bank now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise. The Guarantor acknowledges that the underlying transaction to which the Guaranty relates concerns the Bank having made or making, now or in the future, loans and advances, or otherwise extending credit to the Borrower and that the Guarantor will materially and directly or indirectly receive good and valuable consideration and/or financial benefit from said underlying transactions.

8. FEES AND EXPENSES; SETOFF RIGHTS. The Guarantor agrees to pay the Bank any and all costs, expenses and reasonable attorneys' fees (which may include costs allocated to the Bank's internal Legal Department), paid or incurred by the Bank in enforcing or endeavoring to enforce this Guaranty, including, without limitation, any administrative fees such as overnight courier fees, lien search fees, and filing and recording fees. The Guarantor hereby grants to the Bank a lien, security interest, and right of setoff as security for all of the Guarantor's liabilities and obligations to the Bank, whether now existing or hereafter arising, upon and against all the deposits, credits, collateral and property of the undersigned, now or hereafter in the possession, custody, or control of Fleet National Bank, any entity under the control of Fleet Financial Group, Inc. or any participant of the Bank in the Loan ("Participant") or in transit to any of them. At any time, without demand or notice, the Bank or any Participant may set off the same or any part thereof and apply the same to any liability or obligation of the undersigned even though unmatured and regardless of the adequacy of any other collateral securing the Borrower's or the undersigned's liabilities and obligations to you. ANY AND ALL RIGHTS TO REQUIRE THE BANK OR ANY PARTICIPANT TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT OT ANY OTHER COLLATERAL WHICH SECURES THE LIABILITIES, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

9. PREFERENCE, ETC. The Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of the principal of, interest on, or fees with respect to any of the Liabilities is rescinded or must otherwise be restored or returned by the Bank upon insolvency, bankruptcy or reorganization of the Borrower or the Guarantor, or otherwise, all as though such payment had not been made.

10. CHOICE OF LAW; MODIFICATION; SUCCESSORS AND ASSIGNS. This Guaranty is executed under and shall be construed in accordance with the local laws (excluding the conflict of laws rules, so-called) of the Commonwealth of Massachusetts (the "Governing State"). This writing is intended by the parties as the final, complete and exclusive statement of the terms of this Guaranty. No course of dealing between the parties, no usage of the trade and no parol or extrinsic evidence of any nature shall be used or be relevant to supplement, explain or modify any term used herein. If any provision of this Guaranty shall to any extent be held invalid or unenforceable, then only such provision shall be deemed ineffective and the remainder of this Guaranty shall not be affected. This Guaranty may not be amended, modified or waived except by a written instrument describing such amendment, modification or waiver executed by the Guarantor and the Bank. It may not be assigned by the Guarantor. It shall inure to the benefit of the Bank and its successors and assigns and shall bind the Guarantor and the successors, representatives and heirs of the Guarantor.

11. THE GUARANTOR ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS GUARANTY IS A
PART IS A COMMERCIAL TRANSACTION.

12. THE GUARANTOR AND THE BANK KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY PROCEEDING HEREAFTER INSTITUTED BY OR AGAINST THE GUARANTOR OR THE BANK IN RESPECT OF THIS GUARANTY OR ARISING OUT OF ANY DOCUMENT, INSTRUMENT OR AGREEMENT

EVIDENCING, GOVERNING OR SECURING THIS GUARANTY OR THE LIABILITIES GUARANTEED BY THIS GUARANTY.

13. JURISDICTION AND VENUE. The Guarantor hereby irrevocably consents that any legal action or proceeding against the Guarantor or any of the Guarantor's property with respect to any matter arising under or relating to this Guaranty may be brought in any court of the Governing State, or any Federal Court of the United States of America located in the Governing State, as the Bank may elect, and by execution and delivery of this Guaranty, the Guarantor hereby submits to and accepts with regard to any such action or proceeding, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Guarantor further irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Guarantor at its address set forth herein. The foregoing, however, shall not limit the Bank's rights to serve process in any other manner permitted by law or to bring any legal action or proceeding or to obtain execution of judgment in any other jurisdiction. The Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Guaranty, and hereby further irrevocably waives any claim that the Governing State is not a convenient forum for any such suit, action or proceeding.

14. BORROWER'S DISCHARGE. If for any reason any of the Liabilities have been discharged or have become irrecoverable from the Borrower by operation of law or for any other reason, the liabilities of the Guarantor under this Guaranty shall nevertheless remain in full force and effect notwithstanding such discharge or irrevocability.

15. PROSPECTIVE TERMINATION ONLY. This Guaranty shall not be terminated until the Bank in its discretion determines that the Liabilities of the Borrower covered by this Guaranty have been satisfied in full.

16. FINANCIAL STATEMENTS. For so long as this Guaranty is in effect, the Guarantor shall deliver to the Bank such tax returns, financial statements and other information about the Guarantor's financial condition as may be required by the Credit Agreement.

17. NOTICES. Except as otherwise specifically provided for herein, any notice, demand or communication hereunder shall be given in writing (including facsimile transmission or telex) and mailed or delivered to each party at its address set forth above, or, as to each party, at such other address as shall be designated by such party by a prior notice to the other party in accordance with the terms of this provision. Any notice to the Guarantor shall be sent to the address referenced above. All notices hereunder shall be effective upon the earliest to occur of (i) five (5) business days after such notice is mailed, by registered or certified mail, postage prepaid (return receipt requested), (ii) upon delivery by hand (iii) upon delivery if delivered by overnight courier (such delivery to be evidenced by the courier's records), and (iv) in the case of any notice or communication by telex or telecopy, on the date when sent.

18. ASSIGNMENTS AND PARTICIPATIONS. The Guarantor agrees that the Bank shall have the right at all times to sell all or any portion of the Liabilities and all documents and instruments evidencing or pertaining to the Liabilities including this Guaranty. In connection therewith, the Guarantor hereby irrevocably authorizes the Bank to deliver to each such purchaser, participant and prospective purchaser or participant originals and copies of all loan documents and instruments and this Guaranty and all financial statements and other credit and factual data from time to time in the Bank's possession which relate to the Borrower and/or all guarantors, including the Guarantor. This Guaranty is expressly declared to be transferable and assignable.

19. INDEMNIFICATION. The Guarantor agrees to defend, indemnify and hold harmless the Bank and any participants, successors or assigns of the Bank and the officers, directors, employees and agents of each of them from and against any and all losses, claims, liabilities, asserted liabilities, costs and expenses, including, without limitation, costs of litigation and attorneys' fees (both the allocated costs of internal counsel and outside counsel), incurred in connection with any and all claims or proceedings for bodily injury, property damage, abatement or remediation, environmental damage or impairment or any other injury or damage (including all foreseeable and unforeseeable consequential damage) or any diminution in value of any real property resulting from or relating, directly or indirectly, to (a) any release, spilling, leaking, migrating, discharging, escaping, leaching, dumping or disposing (a "Release") into the environment of any toxic substances or hazardous wastes (actual or threatened), a threatened Release, the existence or removal of any toxic substances or hazardous wastes on, into, from, through or under any real property owned or operated by the Borrower or the Guarantor any other guarantor of the Liabilities (for purposes of this paragraph, a "Guarantor") (whether or not such Release was caused by Borrower, any Guarantor, a tenant, subtenant, prior owner or tenant or any other person and whether or not the alleged liability is attributable to the handling, storage, generation, transportation or disposal of toxic substances or hazardous wastes or the mere presence of such toxic substances or hazardous wastes) or (b) the breach or alleged breach by Borrower and each Guarantor of any federal, state or local law or regulation concerning public health, safety or the environment with respect to any real property owned or operated by the Borrower or any Guarantor and/or any business conducted thereon.

20. JOINT AND SEVERAL OBLIGATIONS; GENDER. If more than one Guarantor has signed this Guaranty, the obligations of the Guarantor are joint and several. The term "Guarantor" and all pronouns referring thereto as used herein shall be construed in the masculine, feminine, neuter or singular or plural as the context may require.

21. REPLACEMENT OF GUARANTY. Upon receipt of an affidavit of an officer of the Bank as to the loss, theft, destruction or mutilation of this Guaranty and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Guaranty, the undersigned will issue, in lieu thereof, a replacement Guaranty.

         This Guaranty has been executed by the Guarantor, through its duly authorized representative where required, as of the date above written.

                                        Transfer Print Foils, Inc.


/s/ Lori S. Westerholm              By: /s/ Philip Leibel
-------------------------------         ---------------------------------------
Witness                                 Its: Treasurer & Chief Financial Officer

              OIL AND HAZARDOUS MATERIALS INDEMNIFICATION AGREEMENT

         This OIL AND HAZARDOUS MATERIALS INDEMNIFICATION AGREEMENT (this "Agreement") is made this 6th day of August, 1999 by Foilmark Manufacturing Corporation, a Delaware corporation (the "Guarantor") with its principal address at 5 Malcolm Hoyt Drive, Newburyport, Massachusetts, and Fleet National Bank, a national banking association (the "Bank") with its principal address at One Federal Street, Boston, Massachusetts.

                              W I T N E S S E T H:

         WHEREAS, Foilmark, Inc., a Delaware corporation (the "Borrower") is obligated for the prompt, punctual and faithful payment and performance of various liabilities, obligations, and indebtedness to the Bank, including, without limitation, a certain loan arrangement with the Bank in the maximum principal amount of Ten Million Dollars ($10,000,000.00), a certain loan arrangement with the Bank in the original principal amount of Five Million Dollars ($5,000,000.00) and a certain loan arrangement with the Bank in the maximum principal amount of Four Million Dollars ($4,000,000.00) (hereinafter collectively referred to as the "Liabilities"); and

         WHEREAS, the Liabilities are secured by, among other things, a Guaranty of the Guarantor of even date, which Guaranty is secured by a certain Mortgage, Security Agreement, and Assignment dated June 28, 1995 as may be amended (the "Mortgage"), encumbering, among other things, the property owned or operated by the Guarantor located at 5 Malcolm Hoyt Drive, Newburyport, Massachusetts (the "Premises"); and

         WHEREAS, in order to induce the Bank to make the Liabilities to the Borrower, the Guarantor has agreed to execute and deliver this Agreement to the Bank;

         NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby represents, warrants, and covenants as follows (All terms used in this Agreement are being used with the meaning given those terms in Massachusetts General Laws, Chapter 21E, as amended.):

         1. The Guarantor represents that neither the Guarantor nor any person for whose conduct the Guarantor is responsible including, but not limited to tenants or users of the Premises ever:

                  (a) owned, occupied, or operated a site or vessel on which any hazardous material or oil was or is stored (except if such storage was or is in compliance with all laws, ordinances, and regulations pertaining thereto), transported, or disposed of;
                  (b) directly or indirectly transported, stored, treated or disposed, or arranged for the transport, storage, treatment or disposal of any hazardous material or oil;
                  (c) caused or was legally responsible for any release, or threat of release, of any hazardous material or oil;

                  (d) received notification from any federal, state, or other governmental authority of: (i) any potential, known, or threat of release of any hazardous material or oil on (whether on the Premises or from another property offsite of the Premises) or from the Premises, or any other site or vessel owned, occupied, or operated either by the Guarantor or any person for whose conduct the Guarantor is responsible or whose liability may result in a lien on the Premises; or (ii) the incurrence of any expense or loss by such governmental authority, or by any other person, in connection with the assessment, containment, or removal of any release, or threat of release, of any hazardous material or oil from the Premises or any such site or vessel.

         2. The Guarantor represents and warrants that no hazardous material or oil was ever, or is now, stored on (except in compliance with all laws, ordinances, and regulations pertaining thereto), transported, or disposed of on the Premises.

         3. The Guarantor shall:

                  (a) not store (except in compliance with all laws, ordinances, and regulations pertaining thereto), or dispose of any hazardous material or oil on the Premises, or on any other site or vessel owned, occupied, or operated either by the Guarantor, or by any person for whose conduct the Guarantor is responsible;

                  (b) neither directly nor indirectly transport or arrange for the transport of any hazardous material or oil;

                  (c) take all such action, including, without limitation, the conducting of engineering tests (at the sole expense of the Guarantor) (i) to confirm that no hazardous material or oil is or ever was stored or released on the Premises; (ii) to assess, contain, and remove any such hazardous material or oil on the Premises; and (iii) to qualify for any insurance program or safe harbor which may be available under said Chapter 2lE, as amended;

                  (d) provide the Bank with immediate written notice upon: (i) the Guarantor's obtaining knowledge of any potential or known release, or threat of release, of any hazardous material or oil on (whether from the Premises or from another property offsite of the Premises) or from the Premises, or any other site or vessel owned, occupied, or operated by the Guarantor or by any person for whose conduct the Guarantor is responsible or whose liability may result in a lien on the Premises; (ii) the Guarantor's receipt of any notice to such effect from any federal, state, or other governmental authority; and (iii) the Guarantor's obtaining knowledge of any incurrence of any expense or loss by such governmental authority in connection with the assessment, containment, or removal of any hazardous material or oil for which expense or loss the Guarantor may be liable or for which expense a lien may be imposed on the Premises; and

                  (e) comply with all laws, judgments, decrees, orders, rules, and regulations pertaining to environmental matters relating to the use, storage, containment, and removal of hazardous materials or oil, including, without limitation, those arising under Massachusetts General Laws Chapter 21E, as amended, and any other federal, state or local statute, rule, regulation, ordinance, or decree.

         4. The Guarantor shall indemnify, defend, and hold the Bank harmless of and from any claim brought or threatened against the Bank by the Guarantor, any guarantor or endorser of the Liabilities, or any governmental agency or authority or any other person (as well as from attorneys' reasonable fees and expenses in connection therewith) on account of the presence of hazardous material or oil on the Premises, the release of hazardous materials or oil on or from the Premises, or the failure by the Guarantor to comply with the terms and provisions hereof (each of which may be defended, compromised, settled, or pursued by the Bank with counsel of the Bank's selection, but at the expense of the Guarantor). This indemnification covers any costs and expenses that the Bank may incur: (i) in defending or protecting its security interest or the priority thereof, or, (ii) for assessment, containment and/or removal of any hazardous material or oil from all or any portion of the Premises or any surrounding areas. The within indemnification shall survive payment of the Liabilities and/or any termination, release, or discharge executed by the Bank in favor of the Guarantor.

         5. This Agreement shall be binding upon the Guarantor and the Guarantor's heirs, executors, administrators, representatives, successors, and assigns and shall inure to the benefit of the Bank and the Bank's successors and assigns.

         6. Any determination that any provision of this Agreement or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, and enforceability of such provision in any other instance, nor the validity, legality, or enforceability of any other provision of this Agreement.

         7. The Guarantor shall pay on demand all costs of collection and all expenses of the Bank in connection with the preparation, execution, and delivery of this Agreement and of any other documents and agreements between the Guarantor and the Bank, including, without limitation, attorneys' reasonable fees and disbursements, and all expenses which the Bank may hereafter incur in connection with the collection of the Liabilities or the protection or enforcement of any of the Bank's rights against the Guarantor, the Premises, and any guarantor or endorser of the Liabilities. The Guarantor authorizes the Bank to pay all such expenses and to charge the same to any account of the Guarantor with the Bank.

         8. This Agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the laws of The Commonwealth of Massachusetts. The Guarantor submits itself to the jurisdiction of the courts of said Commonwealth for all purposes with respect to this Agreement and the Guarantor's relationship with the Bank.

         9. The Guarantor hereby makes the following waiver, knowingly, voluntarily, and intentionally, and understands that the Bank, in entering into any loan arrangements or making any financial accommodations to the Guarantor, whether now or in the future, is relying on such waiver. THE GUARANTOR HEREBY IRREVOCABLY WAIVES ANY PRESENT OR FUTURE RIGHT OF THE GUARANTOR TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE BANK IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE BANK OR IN WHICH THE BANK IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF OR IS IN RESPECT OF, ANY RELATIONSHIP BETWEEN THE GUARANTOR OR ANY OTHER PERSON AND THE BANK.

        10. Any notices or other written communications sent pursuant to this Agreement shall be deemed given when deposited in the United States mail, postage prepaid, certified or registered, addressed to the party to whom such notice or other written communication is being sent at such party's address as set forth in the preamble of this Agreement, or to such other address as such party may designate by written notice to the other party given in accordance with this paragraph.










        IN WITNESS WHEREOF, the Guarantor has executed this Agreement, to take effect as an instrument under seal, as of the date first set forth above.

WITNESS:                                 Foilmark Manufacturing Corporation


/s/ Lori S. Westerholm                   By: /s/ Philip Leibel
---------------------------------           ------------------------------------
                                         Name:   Philip Leibel
                                              ----------------------------------
                                         Title:  Treasurer
                                               ---------------------------------

                          SECOND AMENDMENT TO MORTGAGE
                             AND SECURITY AGREEMENT

         This SECOND AMENDMENT TO MORTGAGE AND SECURITY AGREEMENT is made as of the 6th day of August, 1999 by and between Foilmark Manufacturing Corporation, a Delaware corporation (hereinafter, the "Mortgagor") with a principal office at 5 Malcolm Hoyt Drive, Newburyport, Massachusetts, and Fleet National Bank, a national bank (hereinafter, the "Mortgagee") with its principal office at One Federal Street, Boston, Massachusetts, in consideration of the mutual covenants contained herein and the benefits to be derived herefrom.

         WHEREAS, the Mortgagee is the present holder of a certain Mortgage And Security Agreement dated as of June 28, 1995 originally granted to Chemical Bank ("Chemical") by the Mortgagor on and relating to certain premises known and numbered as 5 Malcolm Hoyt Drive, Newburyport, Massachusetts (as more particularly described in said Mortgage And Security Agreement), which Mortgage And Security Agreement is recorded with the Essex South Registry of Deeds at Book 13073, Page 545 (the "Mortgage") (for Mortgagee's title see Assignment of Mortgage and Security Agreement from The Chase Manhattan Bank ("Chase"), successor-in-interest to Chemical, to the Mortgagee dated January 13, 1998 and recorded with the Essex South Registry of Deeds at Book ____, Page ____); and

         WHEREAS, the Mortgage secures the payment and performance of all of the Mortgagor's present and future liabilities, obligations, and indebtedness to the Mortgagee including, without limitation, those arising under a certain Credit Agreement dated as of June 28, 1995 (the "Credit Agreement") among the Mortgagor, Foilmark, Inc., a Delaware corporation ("Foilmark"), the Mortgagee and the other parties named therein, as amended and in effect from time to time; and

         WHEREAS, the Mortgagor and Foilmark (the Mortgagor and Foilmark are hereinafter the "Obligors") and the Mortgagee have agreed to amend, modify and supplement the Credit Agreement concurrently herewith by executing and delivering that certain Amended and Restated Credit Agreement (hereinafter, the "1999 Credit Agreement") of even date herewith (the Credit Agreement as so amended, modified and supplemented by the 1999 Credit Agreement is hereinafter referred to as the "Amended Credit Agreement"); and

         WHEREAS, pursuant to the Amended Credit Agreement, the Obligors and the Mortgagee have (i) entered into a certain loan arrangement of even date pursuant to which the Obligors have executed and delivered to the Mortgagee an Amended and Restated Commercial Line of Credit Promissory Note in the maximum principal amount of Ten Million Dollars ($10,000,000.00) (the "Amended Line of Credit Note"), which Amended Line of Credit Note is an amendment and restatement of that certain Second Amended and Restated Revolving Credit Note dated June 30, 1997 previously executed by Foilmark, the Mortgagor, Kensol-Olsenmark, Inc., a Delaware corporation, West Foils, Inc., a California corporation, and Imtran Foilmark, Inc., a Delaware corporation (collectively, the "Companies") in favor of the Mortgagee in the aggregate principal amount of Ten Million Dollars ($10,000,000.00) (the "Second Amended Note"), which Second Amended Note amended, restated and consolidated (a) that certain Amended and Restated Revolving Credit Note dated August 21, 1995 previously executed by the Companies in favor of Shawmut Bank, N.A., the predecessor to the Mortgagee, in the aggregate principal amount of $2,000,000.00 (the "2,000,000.00 Note"), and (b) that certain Amended and Restated Revolving Credit Note dated August 21, 1995 previously executed by the Companies in favor of Chemical Bank in the aggregate principal amount of $4,000,000.00 (the "$4,000,000.00 Note") and thereafter assigned to the Mortgagee by The Chase Manhattan Bank; and (ii) entered into certain loan arrangements of even date pursuant to which Foilmark has executed and delivered to the Mortgagee a certain Commercial Term Promissory Note in the original principal amount of Five Million Dollars ($5,000,000.00) (the "Term Note") and a certain Equipment Line of Credit Promissory Note in the maximum principal amount of Four Million Dollars ($4,000,000.00) (the "Equipment Note") (the Amended Line of Credit Note, the Term Note and the Equipment Note, and any amendments, modifications, substitutions or replacements thereof are hereafter collectively referred to as the "1999 Notes").

         WHEREAS, the Mortgagor and the Mortgagee wish to amend, modify and supplement the Mortgage, all as more particularly hereinafter set forth;

         NOW THEREFORE, in consideration of the above premises and of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Mortgagor and the Mortgagee hereby covenant and agree as follows:

         1. Capitalized terms used herein without other definition shall have the meanings assigned to them in the Mortgage.

         2. The Mortgage is hereby amended, modified and supplemented to secure payment of the Amended Credit Agreement, the 1999 Notes, and any amendments, modifications, substitutions and replacements thereof. From and after the date hereof, any and all references in the Mortgage to the Credit Agreement shall mean and refer to the Amended Credit Agreement, and any amendments, modifications, substitutions and replacements thereof, and any and all references in the Mortgage to a Note or Notes shall include the 1999 Notes, and any amendments, modifications, substitutions and replacements thereof.

         3. The Mortgagor hereby warrants and represents to the Mortgagee as follows:

                           (a) Each of the representations and warranties of the
                  Mortgagor contained in the Mortgage or in any other document or instrument executed in connection therewith was true as of the date as of which it was made and, except as specifically amended herein and except for representations which expressly relate to a specific date, is true as and at the date of this Amendment, and no Event of Default has occurred and is continuing as of the date of this Amendment and no event has occurred or failed to occur which is ,or solely with the giving of notice and/or passage of time would constitute, an Event of Default.

                           (b) This Amendment has been duly authorized,
                  executed, and delivered by the Mortgagor, and the agreements of the Mortgagor contained herein and in all documents and instruments executed in connection herewith constitute the legal, valid, and binding obligations of the Mortgagor, enforceable against the Mortgagor in accordance with their respective terms.

         4. Except as specifically modified herein, all terms and conditions of the Mortgage remain in full force and effect and are hereby ratified and confirmed. The Mortgage, as modified hereby, and as provided in said Mortgage is upon the STATUTORY CONDITION and upon the further condition that all covenants and agreements of the Mortgagor contained therein and herein shall be kept and fully performed, for any breach of which condition the holder hereof shall have the STATUTORY POWER OF SALE.


             (the remainder of this page intentionally left blank.)

         IN WITNESS WHEREOF, the parties hereto have caused these presents to be signed, sealed and acknowledged and duly authorized as of the date first above written.



                                         MORTGAGOR:

                                         Foilmark Manufacturing Corporation

                                         By: /s/
                                            ------------------------------------
                                            Philip Leibel
                                            VICE PRESIDENT-GENERAL MANAGER
                                            AND TREASURER

                                         MORTGAGEE:

                                         Fleet National Bank

                                         BY: /s/
                                            ------------------------------------
                                            James M. Clark
                                            Vice President

                          COMMONWEALTH OF MASSACHUSETTS



Suffolk, ss.                                                     August 11, 1999

         Then personally appeared the above-named Philip Leibel, the Vice President-General Manager and the Treasurer of Foilmark Manufacturing Corporation and acknowledged the foregoing to be the free act and deed of Foilmark Manufacturing Corporation, before me.

                                          /s/ Sharon A. Wilson
                                         ---------------------------------------
                                         Notary Public
                                         My Commission
                                         Expires:  May 22, 2003
                                                 -------------------------------

                          COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss.                                                      August 6, 1999

         Then personally appeared the above-named James M. Clark, a Vice President of Fleet National Bank and acknowledged the foregoing to be the free act and deed of Fleet National Bank, before me.


                                         /s/ Christopher F. Chappell
                                         ---------------------------------------
                                         NOTARY PUBLIC
                                         My Commission
                                         Expires:  1/22/2000
                                                 -------------------------------

                           SECOND AMENDMENT TO COMPANY
                               SECURITY AGREEMENT

         This Second Amendment to Company Security Agreement is entered into as of the 6th day of August, 1999 by and between Foilmark Manufacturing Corporation (the "Company"), a Delaware corporation with a principal office at 25 Hale Street, Newburyport, Massachusetts, and Fleet National Bank (the "Secured Party"), a national banking association with its principal office at One Federal Street, Boston, Massachusetts, in consideration of the mutual covenants and the benefits to be derived herefrom.

                                   WITNESSETH

         WHEREAS, the Company and Chemical Bank ("Chemical") entered into a certain Company Security Agreement dated as of June 28, 1995 (the "Security Agreement") pursuant to which, among other things, the Company granted Chemical a security interest in and to certain Collateral (as defined therein and hereinafter referred to as the "Collateral") in order to secure the Company's Obligations (as defined therein) to Chemical; and

         WHEREAS, such Obligations include, without limitation, the Company's liabilities, obligations and indebtedness to Chemical under a certain Letter of Credit Reimbursement and Loan Agreement between Chemical and the Company dated as of June 28, 1995 as amended and in effect from time to time (referred to in the Security Agreement and hereinafter as the "Credit Agreement") including, without limitation, the Company's reimbursement and payment obligations with respect to (i) draws under a certain irrevocable direct pay letter of credit issued by Chemical for the account of the Company in the stated amount of $4,465,096.00 (the "Chemical LC"), and (ii) any Loans (as defined in the Credit Agreement) made by Chemical to the Company; and

         WHEREAS, the Secured Party has acquired all of Chemical's rights and interests under the Credit Agreement, the Security Agreement, and all documents, instruments and agreements related thereto pursuant to a certain Assignment And Acceptance (the "Assignment") dated January 13, 1998 by and between the Secured Party and The Chase Manhattan Bank (successor-in-interest to Chemical) ("Chase") and agreed and consented to by the Company and the Corporate Guarantors (as defined in the Credit Agreement); and

         WHEREAS, the Company and the Secured Party have previously amended, modified and supplemented the Credit Agreement by executing and delivering that certain Fifth Amendment to Letter of Credit Reimbursement and Loan Agreement dated January 13, 1998 (hereinafter, the "Credit Amendment") (the Credit Agreement as so amended, modified and supplemented by the Credit Amendment is hereinafter referred to as the "Amended Credit Agreement"); and

         WHEREAS, the Secured Party and the Company have previously amended the Security Agreement pursuant to a certain First Amendment to Company Security Agreement dated January 13, 1998; and

         WHEREAS, the Secured Party and Foilmark, Inc., a Delaware corporation ("Foilmark") and the parent corporation of the Company have entered into a certain Amended and Restated Credit Agreement dated August 6, 1999 (the "Foilmark Credit Agreement") pursuant to which the Secured Party has made available to Foilmark a Line of Credit, a Term Loan and an Equipment Loan (collectively, the "Loans"), as each is defined in the Foilmark Credit Agreement; and

         WHEREAS, the Loans are secured by, among other collateral, a Guaranty of the Secured Party dated August 6, 1999 (the "Guaranty"), which Guaranty is to be secured by, among other collateral, the Security Agreement, as amended; and

         WHEREAS, the Secured Party and the Company wish to amend, modify, and supplement the Security Agreement so that the obligations of the Company to the Secured Party under or in respect of the Guaranty are secured by the Collateral (as defined in the Security Agreement), all as more particularly hereinafter set forth;

         NOW THEREFORE, in consideration of the mutual agreements contained in the Guaranty and herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Capitalized terms used herein without other definition shall have the meanings assigned to them in the Security Agreement.

         2. From and after the date hereof, any and all references contained in the Security Agreement to "Obligations" shall also include all obligations of the Company to the Secured Party under or in respect of the Guaranty.

         3. The Company hereby warrants and represents to the Secured Party as follows:

         (a) Each of the representations and warranties of the Company contained in the Security Agreement or in any other document or instrument executed in connection therewith was true as of the date as of which it was made. In addition, the Company hereby further represents and warrants that the place where the Company keeps its records concerning the Collateral, the Company's principal place of business and the Company's executive offices, is the location set forth at the beginning of this Agreement. The Collateral is now and will continue to be kept at the location set forth at the beginning of this Agreement and at 4 Mullikan Way, Newburyport, Massachusetts until such time as the written consent of the Bank to a change in location is received. No Event of Default has occurred and is continuing as of the date of this Amendment and no event has occurred or failed to occur which is, or solely with the giving of notice and\or passage of time would constitute, an Event of Default.

         (b) This Amendment has been duly authorized, executed, and delivered by the Company, and the agreements of the Company contained herein and in all documents and instruments executed in connection herewith constitute the legal, valid, and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

         4. The Security Agreement as amended herein, together with the Amended Credit Agreement, the Foilmark Credit Agreement and any other documents executed in connection therewith express the entire understanding of the parties with respect to the transactions contemplated thereby. Neither this Amendment nor any term hereof may be changed, waived, discharged, or terminated except as provided in Section 5.06 of the Security Agreement.

         5. Except as expressly amended hereby, the Security Agreement is hereby ratified and confirmed in all respects and shall continue in full force and effect.

             (The remainder of this page intentionally left blank.)

         IN WITNESS WHEREOF, the parties hereto have caused these presents to be signed, sealed, acknowledged and duly authorized as of the date first written above as a sealed instrument under the laws of the Commonwealth of Massachusetts.

                                         COMPANY:

                                         Foilmark Manufacturing Corporation

                                         By: /s/ Philip Leibel
                                            ------------------------------------
                                            Philip Leibel
                                            Vice President - General Manager
                                            and Treasurer


                                         SECURED PARTY:

                                         Fleet National Bank

                                         By: /s/ James M. Clark
                                            ------------------------------------
                                            James M. Clark
                                            Vice President

FLEET NATIONAL BANK                                           SECURITY AGREEMENT
                                                                 (EQUIPMENT)


FOILMARK, INC. (the "Debtor"), having its chief executive office and principal place of business at 5 Malcolm Hoyt Drive, Newburyport, Massachusetts, hereby grants to FLEET NATIONAL BANK, a national banking association organized and existing under the laws of the United States of America (the "Bank"), having an office at One Federal Street, Boston, Massachusetts, a first security interest in all of the Debtor's present and future right, title and interest in and to any and all of the following property whether now existing or hereafter created and wherever located (all of which is hereinafter called the "Collateral"):

     All equipment and fixtures, as defined in the Uniform Commercial Code (as defined below) and all machinery, tools, parts, furniture, furnishings, motor vehicles and other personal property, tangible or intangible, presently owned or hereafter acquired by the Debtor, together with additions and accessions thereto and substitutions and replacements therefor, and the products and proceeds (including insurance and condemnation proceeds) thereof;

to secure the payment and performance of all liabilities and obligations now or hereafter owing from the Debtor (sometimes hereinafter referred to as the "Borrower") to the Bank of whatever kind or nature, whether or not currently contemplated at the time of this Agreement, whether such obligations be direct or indirect, absolute or contingent or due or to become due, including all obligations of the Debtor and/or the Borrower, actual or contingent, in respect of letters of credit or banker's acceptances issued by the Bank for the account of or guaranteed by the Debtor and/or Borrower and all obligations of any partnership or joint venture as to which Debtor and/or Borrower is or may become personally liable (the "Obligations", which term shall include all accrued interest and all costs and expenses, including reasonable attorney's fees, including the costs and expenses allocated to the Bank's internal Legal Department, costs and expenses relating to the appraisal and/or valuation of assets and all costs and expenses incurred or paid by the Bank in exercising, preserving, defending, collecting, enforcing, or protecting any of its rights under the Obligations or hereunder or with respect to the Collateral or in any litigation arising out of the transactions evidenced by the Obligations). The Bank shall have the unrestricted right from time to time to apply (or to change any application already made) the proceeds of any of the Collateral to any Obligations, as the Bank, in its sole discretion, may determine.

I.  REPRESENTATIONS AND WARRANTIES OF DEBTOR

         The Debtor hereby acknowledges and agrees to be bound by the representations and warranties applicable to the Debtor as Borrower (as defined in that certain Credit Agreement dated of even dated between the Debtor and the Bank (the "Credit Agreement")) as set forth in Section 5 of the Credit Agreement.

         In addition, the Debtor hereby represents and warrants that:

         (a) The place where Debtor keeps its records concerning the Collateral, the Debtor's principal place of business and the Debtor's executive offices, is the location set forth at the beginning of this Agreement. The Collateral is now and will continue to be kept at the following location(s): 5 Malcolm Hoyt Drive, Newburyport, Massachusetts and 4 Mullikan Way, Newburyport, Massachusetts.

         (b) If any of the Collateral is to be attached to real estate, a description of said real estate has been delivered to the Bank and the name and address of each record owner is the Debtor with respect to 5 Malcolm Hoyt Drive, Newburyport, Massachusetts, and Edward Molen Associates with respect to 4 Mullikan Way, Newburyport, Massachusetts.

II.  COVENANTS OF DEBTOR

         The Debtor hereby acknowledges and agrees to be bound by the covenants applicable to the Debtor as Borrower set forth in Sections 7 and 8 of the Credit Agreement.

         In addition, the Debtor hereby agrees and covenants that:

         (a) Debtor shall, at its expense, furnish to the Bank, upon the Bank's demand, such further information, shall execute and deliver to the Bank such financing statements and other agreements, instruments or documents, and shall do all such acts as the Bank may, at any time or from time to time, reasonably request, or as may be necessary or appropriate to establish and maintain a valid and enforceable first security interest of the Bank in the Collateral.

         (b) Debtor shall keep the Collateral in good order and repair, shall not waste or destroy the Collateral or any part thereof and shall not use the Collateral in violation of any applicable statute, ordinance or policy of insurance thereon. The Bank may examine and inspect the Collateral, the Debtor's books and records and any documents or instruments relating to the Collateral at any reasonable time or times wherever located.

         (c) At its option, but without obligation to do so, the Bank may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral; may place and pay for insurance on the Collateral; may order and pay for the repair, maintenance and preservation of the Collateral; and may pay any fees for filing or recording such instruments or documents as may be necessary or desirable to perfect the security interest granted herein. The Debtor agrees to reimburse the Bank on demand for any payment made or any expense incurred by the Bank pursuant to the foregoing authorization, and all such payments and expenses shall constitute part of the principal amount of Obligations hereby secured and shall bear interest at the highest rate payable on the Obligations of the Debtor to the Bank.

         (d) If any part of the Collateral is a fixture, the Debtor shall, on demand, furnish the Bank with a disclaimer or release signed by all persons having an interest in the real estate or any interest in the Collateral which is prior to the Bank's interest.



III.  EVENTS OF DEFAULT

         The occurrence of any one or more of the "Events of Default" under the Credit Agreement shall be an Event of Default hereunder.

IV.  REMEDIES

         Upon and after the occurrence of an Event of Default or, if the Obligation is a demand Obligation, then at any time after demand, all of the Obligations may, at the option of the Bank and without demand (except for the necessity of demand for any demand Obligation), notice or legal process of any kind, be declared, and immediately shall become, due and payable.

         The Bank shall have the following additional rights and remedies upon the occurrence of an Event of Default:

         (a) All of the rights and remedies of a secured party under the Uniform Commercial Code as in effect from time to time in the Commonwealth of Massachusetts (the "Uniform Commercial Code") or any other applicable law or at equity, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by law, in addition to any other rights and remedies contained in this Agreement or in any document, instrument or agreement evidencing, governing or securing the Obligations.

         (b) The right to (i) take possession of the Collateral, without resort to legal process and without prior notice to Debtor, and for that purpose Debtor hereby irrevocably appoints the Bank its attorney-in-fact to enter upon any premises on which the Collateral or any part thereof may be situated and remove the Collateral therefrom, or (ii) require the Debtor to assemble the Collateral and make it available to Bank in a place to be designated by the Bank, in its sole discretion. The Debtor shall make available to the Bank all premises, locations and facilities necessary for the Bank's taking possession of the Collateral or for removing or putting the Collateral in saleable form.

         (c) The right to sell or otherwise dispose of all or any part of the Collateral by public or private sale or sales. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank will give the Debtor at least five (5) days' prior written notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition (which may include, without limitation, a public sale or lease of all or part of the Collateral) is to be made. The Debtor agrees that five (5) days is a reasonable time for such notice. The Bank, its employees, attorneys and agents may bid and become purchasers at any such sale, if public, and may purchase at any private sale any of the Collateral that is of a type customarily sold on a recognized market or which is subject to widely distributed standard price quotations. Any public or private sale shall be free from any right of redemption which the Debtor waives and releases. If there is a deficiency after such sale and the application of the net proceeds from such sale, the Debtor shall be responsible for the same, with interest.

V.  WAIVERS

         (a) THE BANK AND DEBTOR HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY PROCEEDING HEREAFTER INSTITUTED BY OR AGAINST THE BANK OR THE DEBTOR IN RESPECT OF THIS AGREEMENT, ANY DOCUMENT, INSTRUMENT OR AGREEMENT EVIDENCING, GOVERNING OR SECURING THE OBLIGATIONS HEREBY SECURED OR THE COLLATERAL (THE "LOAN DOCUMENTS").

         (b) DEBTOR HEREBY ACKNOWLEDGES (I) THAT THIS AGREEMENT IS PART OF A COMMERCIAL TRANSACTION.

VI.  GENERAL

         (a) No waiver by the Bank of any failure to pay or perform shall be effective unless in writing nor operate as a waiver of any other failure to pay or perform or of the same failure to pay or perform on a future occasion, nor shall the failure or delay of the Bank to exercise, or the partial exercise of, any right, power or privilege provided for hereunder in any circumstances preclude the full exercise of such right, power or privilege in the same or similar circumstances in the future or the exercise of any other right or remedy.

         (b) This Agreement is intended as the final, complete and exclusive statement of the provisions contained in this Agreement. No amendment, modification, termination or waiver of any provision of this Agreement or consent to any departure by the Debtor therefrom shall, in any event, be effective unless the same shall be in writing and signed by the Bank. Any waiver of, or consent to any departure from, any provision of this Agreement shall be effective only in the specific instance of and for the specific purpose for which it is given, and shall not be deemed to extend to similar situations or to the same situation at a subsequent time. No notice to or demand upon the Debtor shall in any case entitle Debtor to any other or further notice or demand in similar or other circumstances.

         (c) All rights of the Bank hereunder shall inure to the benefit of its successors and assigns, and all obligations of the Debtor shall bind the heirs, legal representatives, successors and assigns of Debtor. The Bank shall have the unrestricted right at any time or from time to time, and without the Debtor's consent, to assign all or any portion of its rights and obligations hereunder to one or more banks or other financial institutions (each, an "Assignee"), and the Debtor agrees that it shall execute, or cause to be executed, such documents, including without limitation, amendments hereto and to any other documents executed in connection herewith or pursuant hereto as the Bank shall deem necessary to effect the foregoing. Upon the execution and delivery of appropriate assignment documentation, amendments and any other documentation required by the Bank in connection with such assignment, and the payment by Assignee of the purchase



              (the remainder of this page intentionally left blank) price agreed to by the Bank, and such Assignee, such Assignee shall have all of the rights and obligations of the Bank hereunder (and under any and all other Loan Documents) to the extent that such rights and obligations have been assigned by the Bank pursuant to the assignment documentation between the Bank and such Assignee, and the Bank shall be released from its obligations hereunder and thereunder to a corresponding extent.

         (d) Debtor shall pay to the Bank on demand any and all costs and expenses, including reasonable attorney's fees (including the costs and expenses allocated to the Bank's internal Legal Department), costs and expenses relating to the appraisal and/or valuation of assets and all costs and expenses incurred or paid by the Bank in exercising, collecting, defending, preserving, protecting, administering or enforcing any of its rights in the Collateral or under any of the Obligations.

         (e) This Agreement and the security interest created hereby shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, and the security interest created hereby shall be governed and construed in accordance with the laws of the jurisdiction where the Collateral is located.

         (f) Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall to any extent be held invalid or unenforceable, then only such provision shall be deemed ineffective and the remainder of this Agreement shall not be affected.

         (g) If the Debtor is a partnership, all agreements and Obligations of the Debtor under, pursuant to or in connection with this Agreement shall remain in force and effect, notwithstanding any changes in the individuals comprising the partnership and the term "Debtor" shall include any alternate or successor partnership (but any predecessor partnerships and their partners shall not thereby be released from any agreements or Obligations).

         (h) Upon receipt of an affidavit of an officer of the Bank as to the loss, theft, destruction or mutilation of this Agreement, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Agreement, the Debtor shall issue, in lieu thereof, a replacement agreement.

         (i) Debtor hereby acknowledges receipt of a full completed copy of this Agreement.

         IN WITNESS WHEREOF, Debtor has duly authorized and executed this Agreement as a sealed agreement this 6th day of August,1999.

WITNESS:                                 DEBTOR:

                                         Foilmark, Inc.

/s/ Jane E. Cohen                        By: /s/ Philip Leibel
------------------------------              ------------------------------------
                                            Name: Philip Leibel
                                            Title: Vice President-Finance
                                                   & Chief Financial Officer


                                         FLEET NATIONAL BANK

                                         By: /s/ James M. Clark
                                            ------------------------------------
                                            Name: James M. Clark
                                            Title: Vice President

FLEET NATIONAL BANK                                           SECURITY AGREEMENT


         HoloPak Technologies, Inc., a Delaware corporation (the "Debtor") having its chief executive office and principal place of business at 9 Cotters Lane, East Brunswick, New Jersey, hereby grants to FLEET NATIONAL BANK, a national banking association organized and existing under the laws of the United States of America (the "Bank"), having an address at One Federal Street, a first security interest in all of the Debtor's present and future right, title and interest in and to any and all of the following property whether now existing or hereafter created and wherever located (all of which is hereinafter called the "Collateral"):

         All equipment and fixtures, as defined in the Uniform Commercial Code (as defined below) and all machinery, tools, parts, furniture, furnishings, motor vehicles and other personal property, tangible or intangible, presently owned or hereafter acquired by the Debtor, together with additions and accessions thereto and substitutions and replacements therefor, and the products and proceeds (including insurance and condemnation proceeds) thereof;

         All inventory and goods as defined in the Uniform Commercial Code, whether presently owned or hereafter acquired, including, without limitation, all inventory in the possession of others or in transit, all goods held for sale or lease or to be furnished under contracts for service or which have been so furnished, raw materials, work in process, and materials used or consumed or to be used or consumed in the business of the Debtor, and completed and unshipped merchandise, and the products and proceeds (including insurance and condemnation proceeds) of the foregoing;

         All accounts, chattel paper, instruments, documents and general intangibles, as defined in the Uniform Commercial Code, including those now existing and those hereafter arising or coming into existence, and including, without limitation, all rights of payment for goods sold or leased or services rendered, all rights of payment under contracts whether or not currently due or not yet earned by performance and accounts receivable arising or to arise therefrom, and all rights of the Debtor in and to the goods represented thereby including returned and repossessed goods, and all rights the Debtor may have or acquire for securing or enforcing the foregoing, including, without limitation, the rights to reserves, deposits, income tax refunds, choses in action, judgments or insurance proceeds, and the products and proceeds of all of the foregoing;

         All goodwill, trade secrets, computer programs, customer lists, trade names, trademarks, copyrights, franchises, licenses and patents and the proceeds thereof;

         All books and records relating to the conduct of Debtor's business;

         All deposit accounts maintained by the Debtor with the Bank or other bank, trust company, investment firm or fund or any similar institution or organization and the proceeds thereof;

         Any deposits, credits, collateral or property of the Debtor at any time now or hereafter in the possession, custody, or control of the Bank or any entity under the control of Fleet Financial Group, Inc. or in transit to any of them and the proceeds thereof (the "Deposits and Securities");

         All investment property, including, without limitation, all financial assets, all certificated and uncertificated securities, security entitlements, security accounts, commodity accounts and commodity contracts;

to secure the payment and performance of all liabilities and obligations now or hereafter owing from the Debtor and Foilmark, Inc., a Delaware corporation (the "Borrower") to the Bank of whatever kind or nature, whether or not currently contemplated at the time of this Agreement, whether such obligations be direct or indirect, absolute or contingent or due or to become due, including all obligations of the Debtor, actual or contingent, in respect of letters of credit or banker's acceptances issued by the Bank for the account of or guaranteed by the Debtor and all obligations of any partnership or joint venture as to which Debtor is or may become personally liable (the "Obligations", which term shall include all accrued interest and all costs and expenses, including reasonable attorney's fees, including the costs and expenses allocated to the Bank's internal Legal Department, costs and expenses relating to the appraisal and/or valuation of assets and all costs and expenses incurred or paid by the Bank in exercising, preserving, defending, collecting, enforcing, or protecting any of its rights under the Obligations or hereunder or with respect to the Collateral or in any litigation arising out of the transactions evidenced by the Obligations). The Bank shall have the unrestricted right from time to time to apply (or to change any application already made) the proceeds of any of the Collateral to any Obligations, as the Bank, in its sole discretion, may determine.

I.  REPRESENTATIONS AND WARRANTIES OF DEBTOR

         In addition to the representations and warranties set forth in Section 6 of that certain Guaranty of the Debtor dated August 6, 1999 in favor of the Bank, the Debtor hereby further represents and warrants that:

         (a) The place where Debtor keeps its records concerning the Collateral, the Debtor's principal place of business and the Debtor's executive offices, is the location set forth at the beginning of this Agreement. The Collateral is now and will continue to be kept at the location set forth at the beginning of this Agreement until such time as the written consent of the Bank to a change in location is received.

         (b) If any of the Collateral is to be attached to real estate, a description of said real estate has been delivered to the Bank and the name and address of each record owner is Highview Associates, 33 Cotters Lane, East Brunswick, New Jersey with respect to 15 Cotters Lane and 21 Cotters Lane, East Brunswick, New Jersey, and the Debtor will respect to 9 Cotters Lane, East Brunswick, New Jersey.


II.  COVENANTS OF DEBTOR

         The Debtor hereby acknowledges and agrees to be bound by the covenants applicable to the Debtor set forth in Sections 7 and 8 of that certain Credit Agreement dated of even date between the Borrower and the Bank.

         In addition, the Debtor hereby agrees and covenants that:

         (a) Debtor shall, at its expense, furnish to the Bank, upon the Bank's demand, such further information, shall execute and deliver to the Bank such financing statements and other agreements, instruments or documents, and shall do all such acts as the Bank may, at any time or from time to time, reasonably request, or as may be necessary or appropriate to establish and maintain a valid and enforceable first security interest of the Bank in the Collateral.

         (b) Debtor shall keep the Collateral in good order and repair, will not waste or destroy the Collateral or any part thereof and will not use the Collateral in violation of any applicable statute, ordinance or policy of insurance thereon. The Bank may examine and inspect the Collateral, the Debtor's books and records and any documents or instruments relating to the Collateral at any reasonable time or times wherever located.

         (c) At its option, but without obligation to do so, the Bank may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral; may place and pay for insurance on the Collateral; may order and pay for the repair, maintenance and preservation of the Collateral; and may pay any fees for filing or recording such instruments or documents as may be necessary or desirable to perfect the security interest granted herein. The Debtor agrees to reimburse the Bank on demand for any payment made or any expense incurred by the Bank pursuant to the foregoing authorization, and all such payments and expenses shall constitute part of the principal amount of Obligations hereby secured and shall bear interest at the highest rate payable on the Obligations of the Debtor to the Bank.

         (d) If any part of the Collateral is a fixture, the Debtor shall, on demand, furnish the Bank with a disclaimer or release signed by all persons having an interest in the real estate or any interest in the Collateral which is prior to the Bank's interest.



III.  EVENTS OF DEFAULT

         The occurrence of any one or more of "Events of Default" under the Credit Agreement shall be an Event of Default hereunder.

IV.  REMEDIES

         Upon and after the occurrence of an Event of Default or, if the Obligation is a demand Obligation, then at any time after demand, all of the Obligations may, at the option of the Bank and without demand (except for the necessity of demand for any demand Obligation), notice or legal process of any kind, be declared, and immediately shall become, due and payable.

         The Bank shall have the following additional rights and remedies:

         (a) All of the rights and remedies of a secured party under the Uniform Commercial Code in effect from time to time in the state where the Collateral is then located (the "Uniform Commercial Code") or any other applicable law or at equity, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by law, in addition to any other rights and remedies contained in this Security Agreement or in any document, instrument or agreement evidencing, governing or securing the Obligations.

         (b) The right to (i) take possession of the Collateral, without resort to legal process and without prior notice to Debtor, and for that purpose Debtor hereby irrevocably appoints the Bank its attorney-in-fact to enter upon any premises on which the Collateral or any part thereof may be situated and remove the Collateral therefrom, or (ii) require the Debtor to assemble the Collateral and make it available to Bank in a place to be designated by the Bank, in its sole discretion. The Debtor shall make available to the Bank all premises, locations and facilities necessary for the Bank's taking possession of the Collateral or for removing or putting the Collateral in saleable form.

         (c) The right to sell or otherwise dispose of all or any part of the Collateral by public or private sale or sales. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank will give the Debtor at least five (5) days' prior written notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition (which may include, without limitation, a public sale or lease of all or part of the Collateral) is to be made. The Debtor agrees that five (5) days is a reasonable time for such notice. The Bank, its employees, attorneys and agents may bid and become purchasers at any such sale, if public, and may purchase at any private sale any of the Collateral that is of a type customarily sold on a recognized market or which is subject to widely distributed standard price quotations. Any public or private sale shall be free from any right of redemption which the Debtor waives and releases. If there is a deficiency after such sale and the application of the net proceeds from such sale, the Debtor shall be responsible for the same, with interest.

         (d) The Bank shall have the right (and Debtor irrevocably appoints the Bank as attorney-in-fact for the Debtor for this purpose, such appointment being coupled with an interest), without prior notice to Debtor and without resort to legal process, to notify the persons liable for payment of the Accounts at any time and direct such persons to make payments directly to the Bank, and to perform all acts the Debtor could take to collect on the Account, including, but without limitation, the right to notify postal authorities to change the address for delivery, open mail, endorse checks, bring collection suits, and realize upon Collateral securing the Accounts. At the Bank's request, all bills and statements sent by the Debtor to the persons liable for payments of the Accounts shall state that they have been assigned to, and are solely payable to, the Bank, and Debtor shall direct persons liable for the payment of the Accounts to pay directly to the Bank any sums due or to become due on account thereof.

         (e) The Bank may from time to time without demand or notice apply and set off any or all of the Deposits and Securities against, any and all Obligations even though such Obligations be unmatured, and regardless of the adequacy of any other collateral securing such Obligations.

V.  WAIVERS


         (A) THE BANK AND DEBTOR KNOWINGLY, INTENTIONALLY, VOLUNTARILY AND IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY PROCEEDING HEREAFTER INSTITUTED BY OR AGAINST THE BANK OR THE DEBTOR IN RESPECT OF THIS AGREEMENT, ANY DOCUMENT, INSTRUMENT OR AGREEMENT EVIDENCING, GOVERNING OR SECURING THE OBLIGATIONS HEREBY SECURED OR THE COLLATERAL (THE "LOAN DOCUMENTS").

         (B) DEBTOR HEREBY ACKNOWLEDGES (I) THAT THIS AGREEMENT IS PART OF A COMMERCIAL TRANSACTION.

VI.  GENERAL


         (a) No waiver by the Bank of any failure to pay or perform shall be effective unless in writing nor operate as a waiver of any other failure to pay or perform or of the same failure to pay or perform on a future occasion, nor shall the failure or delay of the Bank to exercise, or the partial exercise of, any right, power or privilege provided for hereunder in any circumstances preclude the full exercise of such right, power or privilege in the same or similar circumstances in the future or the exercise of any other right or remedy.

         (b) This Security Agreement is intended as the final, complete and exclusive statement of the provisions contained in this Security Agreement. No amendment, modification, termination or waiver of any provision of this Security Agreement or consent to any departure by the Debtor therefrom shall, in any event, be effective unless the same shall be in writing and signed by the Bank. Any waiver of, or consent to any departure from, any provision of this Security Agreement shall be effective only in the specific instance of and for the specific purpose for which it is given, and shall not be deemed to extend to similar situations or to the same situation at a subsequent time. No notice to or demand upon the Debtor shall in any case entitle Debtor to any other or further notice or demand in similar or other circumstances.

         (c) All rights of the Bank hereunder shall inure to the benefit of its successors and assigns, and all obligations of the Debtor shall bind the heirs, legal representatives, successors and assigns of Debtor. The Bank shall have the unrestricted right at any time or from time to time, and without the Debtor's consent, to assign all or any portion of its rights and obligations hereunder to one or more banks or other financial institutions (each, an "Assignee"), and the Debtor agrees that it shall execute, or cause to be executed, such documents, including without limitation, amendments hereto and to any other documents executed in connection herewith or pursuant hereto as the Bank shall deem necessary to effect the foregoing. Upon the execution and delivery of appropriate assignment documentation, amendments and any other documentation required by the Bank in connection with such assignment, and the payment by Assignee of the purchase price agreed to by the Bank, and such Assignee, such Assignee shall have all of the rights and obligations of the Bank hereunder (and under any and all other Loan Documents) to the extent that such rights and obligations have been assigned by the Bank pursuant to the assignment documentation between the Bank and such Assignee, and the Bank shall be released from its obligations hereunder and thereunder to a corresponding extent.

         (d) Debtor shall pay to the Bank on demand any and all costs and expenses, including reasonable attorney's fees (including the costs and expenses allocated to the Bank's internal Legal Department), costs and expenses relating to the appraisal and/or valuation of assets and all costs and expenses incurred or paid by the Bank in exercising, collecting, establishing, defending, preserving, protecting, or enforcing any of its rights in the Collateral or under any of the Obligations.

         (e) This Agreement and the security interest created hereby shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         (f) Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall to any extent be held invalid or unenforceable, then only such provision shall be deemed ineffective and the remainder of this Agreement shall not be affected.

         (g) If the Debtor is a partnership, all agreements and Obligations of the Debtor under, pursuant to or in connection with this Agreement shall remain in force and effect, notwithstanding any changes in the individuals comprising the partnership and the term "Debtor" shall include any alternate or successor partnership (but any predecessor partnerships and their partners shall not thereby be released from any agreements or Obligations).

         (h) Upon receipt of an affidavit of an officer of the Bank as to the loss, theft, destruction or mutilation of this Security Agreement, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Agreement, the Debtor shall issue, in lieu thereof, a replacement agreement.

         (i) Debtor hereby acknowledges receipt of a full completed copy of this Security Agreement.

         IN WITNESS WHEREOF, Debtor has duly authorized and executed this Agreement as a sealed agreement this 6th day of August, 1999.

WITNESS:                              HOLOPAK TECHONOLOGIES, INC.

/s/ Jane E. Cohen                     By: /s/ Philip Leibel
--------------------------------            ------------------------------------
                                      Name:  Philip Leibel
                                      Title: Treasurer & Chief Fiancial Officer



                                      FLEET NATIONAL BANK

                                      By: /s/ James M. Clark
                                          ------------------------------------
                                      Name: James M. Clark
                                      Title: Vice President

FLEET NATIONAL BANK                                           SECURITY AGREEMENT



         Transfer Print Foils, Inc., a New Jersey corporation (the "Debtor") having its chief executive office and principal place of business at 9 Cotters Lane, East Brunswick, New Jersey, hereby grants to FLEET NATIONAL BANK, a national banking association organized and existing under the laws of the United States of America (the "Bank"), having an address at One Federal Street, a first security interest in all of the Debtor's present and future right, title and interest in and to any and all of the following property whether now existing or hereafter created and wherever located (all of which is hereinafter called the "Collateral"):

         All equipment and fixtures, as defined in the Uniform Commercial Code (as defined below) and all machinery, tools, parts, furniture, furnishings, motor vehicles and other personal property, tangible or intangible, presently owned or hereafter acquired by the Debtor, together with additions and accessions thereto and substitutions and replacements therefor, and the products and proceeds (including insurance and condemnation proceeds) thereof;

         All inventory and goods as defined in the Uniform Commercial Code, whether presently owned or hereafter acquired, including, without limitation, all inventory in the possession of others or in transit, all goods held for sale or lease or to be furnished under contracts for service or which have been so furnished, raw materials, work in process, and materials used or consumed or to be used or consumed in the business of the Debtor, and completed and unshipped merchandise, and the products and proceeds (including insurance and condemnation proceeds) of the foregoing;

         All accounts, chattel paper, instruments, documents and general intangibles, as defined in the Uniform Commercial Code, including those now existing and those hereafter arising or coming into existence, and including, without limitation, all rights of payment for goods sold or leased or services rendered, all rights of payment under contracts whether or not currently due or not yet earned by performance and accounts receivable arising or to arise therefrom, and all rights of the Debtor in and to the goods represented thereby including returned and repossessed goods, and all rights the Debtor may have or acquire for securing or enforcing the foregoing, including, without limitation, the rights to reserves, deposits, income tax refunds, choses in action, judgments or insurance proceeds, and the products and proceeds of all of the foregoing;

         All goodwill, trade secrets, computer programs, customer lists, trade names, trademarks, copyrights, franchises, licenses and patents and the proceeds thereof;

         All books and records relating to the conduct of Debtor's business;

         All deposit accounts maintained by the Debtor with the Bank or other bank, trust company, investment firm or fund or any similar institution or organization and the proceeds thereof;

         Any deposits, credits, collateral or property of the Debtor at any time now or hereafter in the possession, custody, or control of the Bank or any entity under the control of Fleet Financial Group, Inc. or in transit to any of them and the proceeds thereof (the "Deposits and Securities");

         All investment property, including, without limitation, all financial assets, all certificated and uncertificated securities, security entitlements, security accounts, commodity accounts and commodity contracts;

to secure the payment and performance of all liabilities and obligations now or hereafter owing from the Debtor and Foilmark, Inc., a Delaware corporation (the "Borrower") to the Bank of whatever kind or nature, whether or not currently contemplated at the time of this Agreement, whether such obligations be direct or indirect, absolute or contingent or due or to become due, including all obligations of the Debtor, actual or contingent, in respect of letters of credit or banker's acceptances issued by the Bank for the account of or guaranteed by the Debtor and all obligations of any partnership or joint venture as to which Debtor is or may become personally liable (the "Obligations", which term shall include all accrued interest and all costs and expenses, including reasonable attorney's fees, including the costs and expenses allocated to the Bank's internal Legal Department, costs and expenses relating to the appraisal and/or valuation of assets and all costs and expenses incurred or paid by the Bank in exercising, preserving, defending, collecting, enforcing, or protecting any of its rights under the Obligations or hereunder or with respect to the Collateral or in any litigation arising out of the transactions evidenced by the Obligations). The Bank shall have the unrestricted right from time to time to apply (or to change any application already made) the proceeds of any of the Collateral to any Obligations, as the Bank, in its sole discretion, may determine.

I.  REPRESENTATIONS AND WARRANTIES OF DEBTOR

         In addition to the representations and warranties set forth in Section 6 of that certain Guaranty of the Debtor dated August 6, 1999 in favor of the Bank, the Debtor hereby further represents and warrants that:

         (a) The place where Debtor keeps its records concerning the Collateral, the Debtor's principal place of business and the Debtor's executive offices, is the location set forth at the beginning of this Agreement. The Collateral is now and will continue to be kept at the location set forth at the beginning of this Agreement until such time as the written consent of the Bank to a change in location is received.

         (b) If any of the Collateral is to be attached to real estate, a description of said real estate has been delivered to the Bank and the name and address of each record owner is Highview Associates, 33 Cotters Lane, East Brunswick, New Jersey with respect to 15 Cotters Lane and 21 Cotters Lane, East Brunswick, New Jersey, and the Debtor will respect to 9 Cotters Lane, East Brunswick, New Jersey.

II.  COVENANTS OF DEBTOR

         The Debtor hereby acknowledges and agrees to be bound by the covenants applicable to the Debtor set forth in Sections 7 and 8 of that certain Credit Agreement dated of even date between the Borrower and the Bank.

         In addition, the Debtor hereby agrees and covenants that:

         (a) Debtor shall, at its expense, furnish to the Bank, upon the Bank's demand, such further information, shall execute and deliver to the Bank such financing statements and other agreements, instruments or documents, and shall do all such acts as the Bank may, at any time or from time to time, reasonably request, or as may be necessary or appropriate to establish and maintain a valid and enforceable first security interest of the Bank in the Collateral.

         (b) Debtor shall keep the Collateral in good order and repair, will not waste or destroy the Collateral or any part thereof and will not use the Collateral in violation of any applicable statute, ordinance or policy of insurance thereon. The Bank may examine and inspect the Collateral, the Debtor's books and records and any documents or instruments relating to the Collateral at any reasonable time or times wherever located.

         (c) At its option, but without obligation to do so, the Bank may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral; may place and pay for insurance on the Collateral; may order and pay for the repair, maintenance and preservation of the Collateral; and may pay any fees for filing or recording such instruments or documents as may be necessary or desirable to perfect the security interest granted herein. The Debtor agrees to reimburse the Bank on demand for any payment made or any expense incurred by the Bank pursuant to the foregoing authorization, and all such payments and expenses shall constitute part of the principal amount of Obligations hereby secured and shall bear interest at the highest rate payable on the Obligations of the Debtor to the Bank.

         (d) If any part of the Collateral is a fixture, the Debtor shall, on demand, furnish the Bank with a disclaimer or release signed by all persons having an interest in the real estate or any interest in the Collateral which is prior to the Bank's interest. .

III.  EVENTS OF DEFAULT

         The occurrence of any one or more of the "Events of Default" under the Credit Agreement shall be an Event of Default hereunder.


IV.  REMEDIES

         Upon and after the occurrence of an Event of Default or, if the Obligation is a demand Obligation, then at any time after demand, all of the Obligations may, at the option of the Bank and without demand (except for the necessity of demand for any demand Obligation), notice or legal process of any kind, be declared, and immediately shall become, due and payable.

         The Bank shall have the following additional rights and remedies:

         (a) All of the rights and remedies of a secured party under the Uniform Commercial Code in effect from time to time in the state where the Collateral is then located (the "Uniform Commercial Code") or any other applicable law or at equity, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by law, in addition to any other rights and remedies contained in this Security Agreement or in any document, instrument or agreement evidencing, governing or securing the Obligations.

         (b) The right to (i) take possession of the Collateral, without resort to legal process and without prior notice to Debtor, and for that purpose Debtor hereby irrevocably appoints the Bank its attorney-in-fact to enter upon any premises on which the Collateral or any part thereof may be situated and remove the Collateral therefrom, or (ii) require the Debtor to assemble the Collateral and make it available to Bank in a place to be designated by the Bank, in its sole discretion. The Debtor shall make available to the Bank all premises, locations and facilities necessary for the Bank's taking possession of the Collateral or for removing or putting the Collateral in saleable form.

         (c) The right to sell or otherwise dispose of all or any part of the Collateral by public or private sale or sales. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank will give the Debtor at least five (5) days' prior written notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition (which may include, without limitation, a public sale or lease of all or part of the Collateral) is to be made. The Debtor agrees that five (5) days is a reasonable time for such notice. The Bank, its employees, attorneys and agents may bid and become purchasers at any such sale, if public, and may purchase at any private sale any of the Collateral that is of a type customarily sold on a recognized market or which is subject to widely distributed standard price quotations. Any public or private sale shall be free from any right of redemption which the Debtor waives and releases. If there is a deficiency after such sale and the application of the net proceeds from such sale, the Debtor shall be responsible for the same, with interest.

         (d) The Bank shall have the right (and Debtor irrevocably appoints the Bank as attorney-in-fact for the Debtor for this purpose, such appointment being coupled with an interest), without prior notice to Debtor and without resort to legal process, to notify the persons liable for payment of the Accounts at any time and direct such persons to make payments directly to the Bank, and to perform all acts the Debtor could take to collect on the Account, including, but without limitation, the right to notify postal authorities to change the address for delivery, open mail, endorse checks, bring collection suits, and realize upon Collateral securing the Accounts. At the Bank's request, all bills and statements sent by the Debtor to the persons liable for payments of the Accounts shall state that they have been assigned to, and are solely payable to, the Bank, and Debtor shall direct persons liable for the payment of the Accounts to pay directly to the Bank any sums due or to become due on account thereof.

         (e) The Bank may from time to time without demand or notice apply and set off any or all of the Deposits and Securities against, any and all Obligations even though such Obligations be unmatured, and regardless of the adequacy of any other collateral securing such Obligations.

V.  WAIVERS

         (A) THE BANK AND DEBTOR KNOWINGLY, INTENTIONALLY, VOLUNTARILY AND IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY PROCEEDING HEREAFTER INSTITUTED BY OR AGAINST THE BANK OR THE DEBTOR IN RESPECT OF THIS AGREEMENT, ANY DOCUMENT, INSTRUMENT OR AGREEMENT EVIDENCING, GOVERNING OR SECURING THE OBLIGATIONS HEREBY SECURED OR THE COLLATERAL (THE "LOAN DOCUMENTS").

         (B) DEBTOR HEREBY ACKNOWLEDGES (I) THAT THIS AGREEMENT IS PART OF A COMMERCIAL TRANSACTION

VI.  GENERAL

         (a) No waiver by the Bank of any failure to pay or perform shall be effective unless in writing nor operate as a waiver of any other failure to pay or perform or of the same failure to pay or perform on a future occasion, nor shall the failure or delay of the Bank to exercise, or the partial exercise of, any right, power or privilege provided for hereunder in any circumstances preclude the full exercise of such right, power or privilege in the same or similar circumstances in the future or the exercise of any other right or remedy.

         (b) This Security Agreement is intended as the final, complete and exclusive statement of the provisions contained in this Security Agreement. No amendment, modification, termination or waiver of any provision of this Security Agreement or consent to any departure by the Debtor therefrom shall, in any event, be effective unless the same shall be in writing and signed by the Bank. Any waiver of, or consent to any departure from, any provision of this Security Agreement shall be effective only in the specific instance of and for the specific purpose for which it is given, and shall not be deemed to extend to similar situations or to the same situation at a subsequent time. No notice to or demand upon the Debtor shall in any case entitle Debtor to any other or further notice or demand in similar or other circumstances.

         (c) All rights of the Bank hereunder shall inure to the benefit of its successors and assigns, and all obligations of the Debtor shall bind the heirs, legal representatives, successors and assigns of Debtor. The Bank shall have the unrestricted right at any time or from time to time, and without the Debtor's consent, to assign all or any portion of its rights and obligations hereunder to one or more banks or other financial institutions (each, an "Assignee"), and the Debtor agrees that it shall execute, or cause to be executed, such documents, including without limitation, amendments hereto and to any other documents executed in connection herewith or pursuant hereto as the Bank shall deem necessary to effect the foregoing. Upon the execution and delivery of appropriate assignment documentation, amendments and any other documentation required by the Bank in connection with such assignment, and the payment by Assignee of the purchase price agreed to by the Bank, and such Assignee, such Assignee shall have all of the rights and obligations of the Bank hereunder (and under any and all other Loan Documents) to the extent that such rights and obligations have been assigned by the Bank pursuant to the assignment documentation between the Bank and such Assignee, and the Bank shall be released from its obligations hereunder and thereunder to a corresponding extent.

         (d) Debtor shall pay to the Bank on demand any and all costs and expenses, including reasonable attorney's fees (including the costs and expenses allocated to the Bank's internal Legal Department), costs and expenses relating to the appraisal and/or valuation of assets and all costs and expenses incurred or paid by the Bank in exercising, collecting, establishing, defending, preserving, protecting, or enforcing any of its rights in the Collateral or under any of the Obligations.

         (e) This Agreement and the security interest created hereby shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         (f) Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall to any extent be held invalid or unenforceable, then only such provision shall be deemed ineffective and the remainder of this Agreement shall not be affected.

         (g) If the Debtor is a partnership, all agreements and Obligations of the Debtor under, pursuant to or in connection with this Agreement shall remain in force and effect, notwithstanding any changes in the individuals comprising the partnership and the term "Debtor" shall include any alternate or successor partnership (but any predecessor partnerships and their partners shall not thereby be released from any agreements or Obligations).

         (h) Upon receipt of an affidavit of an officer of the Bank as to the loss, theft, destruction or mutilation of this Security Agreement, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Agreement, the Debtor shall issue, in lieu thereof, a replacement agreement.

         (i) Debtor hereby acknowledges receipt of a full completed copy of this Security Agreement.

         IN WITNESS WHEREOF, Debtor has duly authorized and executed this Agreement as a sealed agreement this 6th day of August, 1999.

WITNESS:                                 TRANSFER PRINT FOILS, INC.

/s/ Jane E. Cohen                     By: /s/ Philip Leibel
--------------------------------            ------------------------------------
                                      Name:  Philip Leibel
                                      Title: Treasurer & Chief Fiancial Officer



                                         FLEET NATIONAL BANK

                                         By: /s/ James M. Clark
                                            ------------------------------------
                                            Name: James M. Clark
                                            Title: Vice President